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As filed with the Securities and Exchange Commission on October 20, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

1933 Act File No. 333-

Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO.

GLADSTONE CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VA 22102
(Address of principal executive offices)

Registrant's telephone number, including area code: (703) 287-5800

DAVID GLADSTONE
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
GLADSTONE INVESTMENT CORPORATION
1521 WESTBRANCH DRIVE, SUITE 200
MCLEAN, VIRGINIA 22102
(Name and address of agent for service)

COPIES TO:

THOMAS R. SALLEY, ESQ.
DARREN K. DESTEFANO, ESQ.
CHRISTINA L. NOVAK, ESQ.
COOLEY GODWARD KRONISH LLP
ONE FREEDOM SQUARE
RESTON TOWN CENTER
11951 FREEDOM DRIVE
RESTON, VIRGINIA 20190
(703) 456-8000
(703) 456-8100 (facsimile)

Approximate date of proposed public offering:
From time to time after the effective date of this registration statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.001 par value per share; Senior Common Stock, $0.001 par value per share; Preferred Stock, $0.001 par value per share; Subscription Rights; Warrants; and Debt Securities	$300,000,000	$16,740

Total	$300,000,000	$16,740

(1)
Pursuant to Rule 429 under the Securities Act of 1933, the prospectus included in this Registration Statement is a combined prospectus that relates to the Registration Statement (File No. 333-143027), previously filed by the Registrant on Form N-2. Registration fees of $9,210 were previously paid, $5,409 of which (calculated using the filing fees currently in effect) shall be applied to the fee payable in connection with this Registration Statement. In no event will the aggregate public offering price of all securities issued from time to time pursuant to this Registration Statement exceed $300,000,000.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 20, 2009

PROSPECTUS

GLADSTONE CAPITAL CORPORATION

$300,000,000

COMMON STOCK
SENIOR COMMON STOCK
PREFERRED STOCK
SUBSCRIPTION RIGHTS
WARRANTS
DEBT SECURITIES

        We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, senior common stock, $0.001 par value per share; preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or a combination of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol "GLAD." As of October 19, 2009, the last reported sales price for our common stock was $9.29.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website located at http://www.gladstonecapital.com. See "Additional Information." This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 9. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

        The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

            , 2009

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

 PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Capital" refer to Gladstone Capital Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; "Gladstone Commercial" refers to Gladstone Commercial Corporation, "Gladstone Investment" refers to Gladstone Investment Corporation; and "Gladstone Companies" refers to our Adviser and its affiliated companies.

GLADSTONE CAPITAL CORPORATION

General

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, individual investors or are family-owned businesses, with a particular focus on senior notes. In addition, we may acquire from others existing loans that meet this profile. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

        We seek to invest in small and medium-sized private U.S. businesses that meet certain criteria, including some but not necessarily all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity positions, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We seek to lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. Our loans typically range from $5 million to $20 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years and accrue interest at a fixed or variable rate that exceeds the prime rate.

Our Investment Adviser and Administrator

        Our Adviser is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. Excluding our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; our Adviser; and our Administrator, a wholly-owned subsidiary of our Adviser. Our Administrator employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and our Administrator also provide investment advisory and administrative services, respectively, to our affiliates Gladstone Commercial, Gladstone Investment and Gladstone Land

Corporation, an agricultural real estate company owned by our chairman and chief executive officer, David Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to a contractual investment advisory arrangement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in New York, New Jersey, Illinois, Texas and Georgia.

Our Investment Strategy

        We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, venture capital funds, individual investors or are family-owned businesses. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Subordinated Notes.  We seek to invest a portion of our assets in senior subordinated notes. Holders of senior subordinated notes are subordinated to the rights of holders of senior debt in their right to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower's cash flow for repayment. Additionally, lenders may receive warrants to acquire shares of stock in borrowers or other yield enhancements in connection with these loans. Senior subordinated notes include second lien loans and syndicated second lien loans.

  •
  Senior Notes.  We seek to invest a portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock, warrants to purchase stock of the borrowers or other yield enhancements. As such, they generally do not participate in the equity appreciation of the value of the business. Senior notes may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

  •
  Junior Subordinated Notes.  We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and more equity and equity-like compensation.

 THE OFFERING

        We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. If we were to sell shares of our common stock below our then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GLAD
Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See "Use of Proceeds."

Dividends and Distribution

We have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the monthly dividends is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See "Price Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.

Taxation

We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Material U.S. Federal Income Tax Considerations."

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value, although during the past year, our common stock has traded consistently, and at times significantly, below net asset value.

Certain Anti-Takeover Provisions

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See "Certain Provisions of Maryland Law and of Our Articles of Incorporation and Bylaws."

Dividend Reinvestment Plan

We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

Management Arrangements

Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see "Management—Certain Transactions—Investment Advisory and Management Agreement," "Management—Certain Transactions—Administration Agreement" and "Management—Certain Transactions—Loan Servicing Agreement."

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "Gladstone Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages were calculated based on actual expenses incurred in the quarter ended June 30, 2009 and net assets as of June 30, 2009.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	2.99%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	1.70%
Interest payments on borrowed funds(4)	4.19%
Other expenses(5)	1.17%
Total annual expenses (estimated)(2)(3)(5)	10.05%

(1)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Other expenses." We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" for information on the dividend reinvestment plan.

(2)
Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash resulting from borrowings. For the three months ended June 30, 2009, our Adviser voluntarily agreed to waive the annual base management fee of 2.0% to 0.5% for those senior syndicated loan participations that we purchase using borrowings from our credit facility. Although there can be no guarantee that our Adviser will continue to waive any portion of the fees due under the Amended Advisory Agreement, on an annual basis after giving effect to this waiver, the estimated management fees as a percentage of net assets attributable to common stock were 2.90% and, after giving further effect to the waiver of the incentive fee discussed in footnote 3 below, the total estimated annual expenses as a percentage of net assets attributable to common stock were 8.26%. See "Management—Certain Transactions—Investment Advisory and Management Agreement" and footnote 3 below.

(3)
The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a "catch-up" provision measured as of the end of each calendar quarter. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

  Examples of how the incentive fee would be calculated are as follows:

  •
  Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

  •
  Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

    = 100% × (2.00% - 1.75%)

    = 0.25%

  •
  Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

    = (100% × ("catch-up": 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

    = (100% × 0.4375%) + (20% × 0.1125%)

    = 0.4375% + 0.0225%

    = 0.46%

  •
  Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

    = 20% × (6% - 1%)

    = 20% × 5%

    = 1%

  For the three months ended June 30, 2009, our Adviser earned an incentive fee of approximately $1,060,000. The board of our Adviser waived the entire incentive fee for the three months ended June 30, 2009. Although there can be no guarantee that our Adviser will continue to waive any fees under the Amended Advisory Agreement, on an annual basis after giving effect to this waiver and the waiver of the management fee described in footnote 2 above, the total estimated annual expenses as a percentage of net assets attributable to common stock were 8.26%. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management—Certain Transactions—Investment Advisory and Management Agreement."

(4)
We entered into a revolving credit facility, effective May 15, 2009, under which our borrowing capacity is $112 million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $112 million at an interest rate of 3.36% plus an additional fee related to borrowings of 4.0%, for an aggregate rate of 7.36%, interest payments on borrowed funds would have been 3.3% of our net assets as of June 30, 2009.

(5)
Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See "Management—Certain Transactions—Administration Agreement."

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that securities to which this prospectus related are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$82	$238	$384	$708

        While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because the capital gains-based incentive fee is calculated on a cumulative basis (computed net of all realized capital losses and unrealized capital depreciation) and because of the significant capital losses realized to date, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

 ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts."

 RISK FACTORS

        You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance. If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy

The current state of the economy and the capital markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. Continued adversity in the capital markets could impact our ability to raise capital and reduce our volume of new investments.

        The United States is in a recession. The recession generally, and the disruptions in the capital markets in particular, have decreased liquidity and increased our cost of debt and equity capital, where available. The longer these conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of the companies in which we have made or will make investments are also susceptible to the recession, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. The recession could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of our non-performing assets to increase and the fair market value of our portfolio to decrease. The recession may also decrease the value of collateral securing some of our loans as well as the value of our equity investments which would decrease our ability to borrow under our credit facility or raise equity capital, thereby further reducing our ability to make new investments.

        The recession has affected the availability of credit generally and we have seen a reduction in committed funding under our credit facility from $300.0 million to $112.0 million and the withdrawal of Deutsche Bank AG as a committed lender. Our current credit facility limits our distributions to stockholders and as a result we recently decreased our monthly cash distribution rate by 50% as compared to the prior three month period in an effort to more closely align our distributions to our net investment income. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

        The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies' operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of our Adviser, for our future success.

        We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III and Terry Lee Brubaker in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser's operations or termination of our existing advisory agreement with our Adviser, which we refer to as the Amended Advisory Agreement, and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

        The management compensation structure that has been implemented under the Amended Advisory Agreement may cause our Adviser to invest in high risk investments or take other risks. In addition to its management fee, our Adviser is entitled under the Amended Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead our Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

        The Amended Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Amended Advisory Agreement with our Adviser, see "Business—Investment Advisory and Management Agreements."

Our Adviser's failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Amended Advisory Agreement may adversely affect our ability for future growth.

        Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser's ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser's structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the Amended Advisory Agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors, other than our chief financial officer, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of our Adviser, Gladstone Investment and Gladstone Commercial. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Investment and Gladstone Commercial. Mr. Stelljes, our president and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Investment and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we target. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser.

        In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. Our Board of Directors has approved the following types of co-investment transactions:

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  Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

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  We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

        Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

        In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

Our Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

        The Amended Advisory Agreement provides for a base management fee based on our gross assets. Since our 2008 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable waivers to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by our Adviser in the future. However, our Adviser is not required to issue these or any other waivers of fees under the Amended Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If our Adviser does not issue these waivers in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries.

        We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Risks Related to Our External Financing

Committed funding under our credit facility has been reduced from $162 million to $112 million. Any inability to expand the credit facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

        On May 15, 2009 we, through our wholly-owned subsidiary Gladstone Business Loan, LLC, entered into a third amended and restated credit agreement providing for a $127.0 million revolving line of credit, which we refer to as the KEF Facility, arranged by Key Equipment Finance Inc., or KEF, as administrative agent, replacing Deutsche Bank AG as administrative agent. Branch Banking and Trust Company, or BB&T, also joined the KEF Facility as a committed lender. In connection with our entry into the KEF Facility, we borrowed $35.9 million under the KEF Facility to repay in full all principal and interest owing under our prior credit agreement. Committed funding under the KEF Facility was reduced from $162.0 million under our prior credit facility and Deutsche Bank AG, who was a committed lender under the prior facility, elected not to participate in the new facility and withdrew its commitment. As of June 30, 2009, we had $35.3 million of availability to draw down borrowings under the KEF Facility. The KEF Facility may be expanded up to $200.0 million through the addition of other committed lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our line of credit. Furthermore, without the addition of other committed lenders, the KEF Facility provides a total commitment of $102.0 million from January 1, 2010 to May 11, 2010 and $77.0 million thereafter. On October 9, 2009 we reduced the size of the KEF Facility by $15.0 million from $127.0 million to $112.0 million. Under the KEF Facility the first $50.0 million of commitment reductions are applied against Key Bank's commitment. Therefore, the entire $15.0 million was subtracted from Key Bank's commitment, reducing it from

$100.0 million to $85.0 million and leaving BB&T's commitment unchanged at $27.0 million. As a result of the manner in which our borrowing base is calculated under the KEF Facility, the reduction did not affect our borrowing capacity under the KEF Facility at the time of the reduction. The KEF Facility matures on May 14, 2010, and if the facility is not renewed or extended by this date, all principal and interest will be due and payable within one year of maturity. Between the maturity date and May 14, 2011, our lenders have the right to apply all interest income to amounts outstanding under the KEF Facility. There can be no guarantee that we will be able to renew, extend or replace the KEF Facility upon its maturity on terms that are favorable to us, if at all. Our ability to expand the KEF Facility, and to obtain replacement financing at the time of maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the KEF Facility, or to renew, extend or refinance the KEF Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

        Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

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  Senior Securities.  We may issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly senior common stock and preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities, senior common stock and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale, to the extent possible given the limited market for many of our investments, may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

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  Common Stock.  Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or senior securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our common stock may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below net asset value per share to purchasers, other than to our existing stockholders, through a rights offering without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. For example, if we sell an additional 10% of our common stock at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1,000 of net asset value. This imposes constraints on our ability to raise capital when our common stock is trading at below net asset value, as it has for the last year.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

        Ultimately, we expect approximately 80% of the loans in our portfolio to be at variable rates determined on the basis of a London Interbank Offer Rate, or LIBOR, and approximately 20% to be at fixed rates. As of June 30, 2009, our portfolio had approximately 13% of the total of the loan cost value at variable rates without a floor or ceiling, approximately 81% of the total loan cost value at variable rates with floors, approximately 2% at variable rates with a floor and ceiling and approximately 4% of the total loan portfolio cost basis at fixed rates.

        Currently, we hold no interest rate cap agreements. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of any interest rate cap agreement we might enter into in the future.

In addition to regulatory limitations on our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we are required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we are party to the KEF Facility, which provides us with a revolving credit line facility of $127.0 million, of which $35.3 million was available for borrowings as of June 30, 2009. On October 9, 2009 we reduced the size of the KEF Facility by $15.0 million from $127.0 million to $112.0 million. The KEF Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement. Current market conditions have forced us to write down the value of a portion of our assets as required by the 1940 Act and fair value accounting rules. These are not realized losses, but constitute adjustment in asset values for purposes of financial reporting and for collateral value for the KEF Facility. As assets are marked down in value, the amount we can borrow on the KEF Facility decreases.

        As a result of the KEF Facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, and average life. The credit agreement also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum net worth. As of June 30, 2009, we were in compliance with these covenants, however, our continued compliance with these covenants depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which valuation is subject to changing market conditions that remain very volatile, affects our ability to comply with these covenants. During the year ended September 30, 2008, net unrealized depreciation on our investments was approximately $47.0 million, compared to $7.4 million during the prior fiscal year. Given the continued deterioration in the capital markets, net unrealized depreciation in our portfolio may continue to increase in future periods and threaten our ability to comply with the covenants under the KEF Facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Under the KEF Facility, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us and make the types of investments that we seek to make in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms, and structure. However, if we match our competitors' pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

        Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

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  Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.  Our portfolio companies may have fewer resources than larger businesses, and thus the current recession, and any further economic downturns or recessions are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished. Moreover, in light of our current near-term strategy of preserving capital, our inability to make additional investments in our portfolio companies at a time when they need capital may increase their exposure to the risks of the current recession and future economic downturns.

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  Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.  Our strategy includes providing financing to portfolio companies that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

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  Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.  Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

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  There is generally little or no publicly available information about these businesses.  Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

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  Small and medium-sized businesses generally have less predictable operating results.  We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

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  Small and medium-sized businesses are more likely to be dependent on one or two persons.  Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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  Small and medium-sized businesses may have limited operating histories.  While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Risk related to our investments

Because a large percentage of the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

        A large percentage of our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established an investment valuation policy and consistently applies valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard & Poor's Loan Evaluation Service, Inc., or SPSE, the use of internally developed discounted cash flow, or DCF, methodologies, or internal methodologies based on the total enterprise value, or TEV, of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

        Our use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by SPSE, TEV or the DCF methodology. We sold 13 of the 24 syndicated loans that were held in our portfolio of investments at March 31, 2009 to various investors in the syndicated loan market for an aggregate of $22.5 million in net proceeds. The loans had an aggregate a cost value of approximately $30.4 million, or 7% of the cost value of our total investments, and an aggregate fair market value of approximately $22.5 million, or 6% of the fair market value of our total investments, at March 31, 2009.

        Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

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  the nature and realizable value of any collateral;

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  the portfolio company's earnings and cash flows and its ability to make payments on its obligations;

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  the markets in which the portfolio company does business;

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  the comparison to publicly traded companies; and

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  discounted cash flow and other relevant factors.

        Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

        A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

        We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

        Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

        Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Prepayments of our loans by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our credit facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

        The recession's adverse effect on federal, state, and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies' earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

        As of June 30, 2009 we had loans outstanding to 51 portfolio companies. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As of June 30, 2009, 17.9% of our total assets were invested in healthcare, education and childcare companies, 13.8% were invested in broadcast companies, and 13.4% were invested in printing and publishing companies. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us.

Our investments are typically long term and will require several years to realize liquidation events.

        Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

We may not realize gains from our equity investments and other yield enhancements.

        When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees (conditional interest). Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a business development company we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Since our inception, we have at times incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our Regulation and Structure

We will be subject to corporate level tax if we are unable to satisfy Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status."

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status" and "Regulation as a Business Development Company."

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our articles of incorporation and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

        Our Board of Directors is divided into three classes, with the term of the directors in each class expiring every third year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

        Certain provisions of Maryland law applicable to us prohibit business combinations with:

  •
  any person who beneficially owns 10% or more of the voting power of our common stock (an "interested stockholder");

  •
  an affiliate of ours who at any time within the two-year period prior to the date in question was an interested stockholder; or

  •
  an affiliate of an interested stockholder.

        These prohibitions last for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any business combination with the interested stockholder must be recommended by our board of directors and approved by the affirmative vote of at least 80% of the votes entitled to be cast by holders of our outstanding shares of common stock and two-thirds of the votes entitled to be cast by holders of our common stock other than shares held by the interested stockholder. These requirements could have the effect of inhibiting a change in control even if a change in control were in our stockholders' interest. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that someone becomes an interested stockholder.

        Our articles of incorporation permit our Board of Directors to issue up to 50,000,000 shares of capital stock. In addition, our Board of Directors, without any action by our stockholders, may amend our articles of incorporation from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series of stock that we have authority to issue. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of senior common stock or preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock. Senior Common Stock or Preferred stock could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock. See the "Description of Our Securities—Senior Common and Preferred Stock."

Risks Related to an Investment in Our Common Stock

We may experience fluctuations in our quarterly and annual operating results.

        We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies' operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains. In addition, our credit facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Distributions by us have and may in the future continue to include a return of capital.

        Our Board of Directors declares monthly distributions based on estimates of net investment income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of net investment income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder's original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor's tax liability for capital gains upon the sale of our shares by reducing the investor's tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

        The trading price of our common stock may fluctuate substantially. The extreme volatility and disruption that have affected the capital and credit markets for over a year has reached unprecedented levels in recent months. We have experienced greater than usual stock price volatility.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

  •
  general economic trends and other external factors;

  •
  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

  •
  significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of business development company status;

  •
  loss of RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

  •
  departure of key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to our shares or business development companies generally;

  •
  the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

  •
  loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers by existing stockholders in our common stock, dilute the net asset value of their shares and have a material adverse effect on the trading price of our common stock.

        There are significant capital raising constraints applicable to us under the 1940 Act when our stock is trading below its net asset value per share. In the event that we issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in the Company than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than the Company's most recently determined net asset value per share, our stockholders are likely to experience an immediate dilution of the per share net asset value of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. Since our inception, our common stock has at times traded above net asset value, and at times traded below net asset value. During the past year, our common stock has traded consistently, and at times significantly, below net asset value. Subsequent to June 30, 2009, our stock has traded at discounts of up to [39.5]% of our net asset value as of June 30, 2009. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below net asset value per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our stock is trading below its net asset value per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock trades below net asset value we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

        At our most recent annual meeting, our stockholders approved a proposal designed to allow us to access the capital markets in a way that we were previously unable to as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for a period of one year. During the past year, our common stock has traded consistently, and at times significantly, below net asset value. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the net asset value per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if for example, we sold an additional 10% of our common stock at a 5% discount from net asset value, a stockholder who did not participate in that offering for its proportionate interest would suffer net asset value dilution of up to 0.5% or $5 per $1,000 of net asset value.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

        Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial conditions.

        Terrorist acts, acts of war or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or George Stelljes III; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; and (8) those factors described in the "Risk Factors" section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

 USE OF PROCEEDS

        Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit facility currently accrues interest at the rate of approximately 7.4% and matures on May 14, 2010. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder's behalf. See "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification;" "Dividend Reinvestment Plan;" and "Material U.S. Federal Income Tax Considerations."

        Our common stock is quoted on The Nasdaq Global Select Market under the symbol "GLAD." Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of October 16, 2009, we had 81 stockholders of record.

        The following table sets forth the range of high and low closing sales prices of our common stock as reported on The Nasdaq Global Select Market and the dividends declared by us for the last two completed fiscal years and the current fiscal year through October 19, 2009.

SHARE PRICE DATA

	Net Asset Value per Share(1)		High	Low	Dividend Declared	Premium (Discount) of High Sales Price to Net Asset Value(2)	Premium (Discount) of Low Sales Price to Net Asset Value(2)
FY 2008
First Quarter		$15.08	$20.62	$17.01	$0.420	37%	13%
Second Quarter		$14.27	$19.22	$16.25	$0.420	35%	14%
Third Quarter		$13.97	$19.31	$15.24	$0.420	38%	9%
Fourth Quarter		$12.89	$18.65	$12.91	$0.420	45%	0.2%
FY 2009
First Quarter		$12.04	$15.38	$5.50	$0.420	28%	(54)%
Second Quarter		$12.10	$10.28	$5.01	$0.420	(14)%	(59)%
Third Quarter		$11.86	$7.80	$5.49	$0.210	(34)%	(54)%
Fourth Quarter	$	*	$10.40	$7.17	$0.210	* %	* %
FY 2010
First Quarter (through October 19, 2009)	$	*	$9.47	$8.77	$0.210	* %	* %

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*
Not yet available, as the net asset value per share as of the end of this quarter has not yet been determined.

 CONSOLIDATED SELECTED FINANCIAL DATA

        The following table summarizes our consolidated selected financial data. The consolidated selected financial data as of September 30, 2008 and 2007 and for the fiscal years ended September 30, 2008, 2007 and 2006 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of and for the nine months ended June 30, 2009 and 2008 is derived from our unaudited consolidated financial statements included in this prospectus. The consolidated selected financial data as of September 30, 2006, 2005 and 2004 and for the fiscal years ended September 30, 2005 and 2004 is derived from our audited consolidated financial statements that are not included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information.

	Nine Months Ended June 30,		Year Ended September 30,
	2009	2008	2008	2007	2006	2005	2004
	(unaudited)	(unaudited)
Statement of Operations Data:
Total Investment Income	$33,335	$34,172	$45,725	$36,687	$26,900	$23,950	$20,396
Total Expenses	16,463	13,729	$19,172	$14,426	$7,447	$6,454	$7,103
Net Investment Income	16,872	20,443	$26,553	$22,261	$19,351	$17,286	$13,293
Net (Loss) Gain on Investment	(16,483)	(27,637)	$(47,815)	$(7,309)	$5,079	$(1,795)	$(2,723)
Net (Decrease) Increase in Net Assets Resulting from Operations	$389	$(7,194)	$(21,262)	$14,952	$24,430	$15,491	$10,570
Per Share Data(1):
Basic:	$0.02	$(0.37)	$(1.08)	$1.13	$2.15	$1.37	$1.05
Diluted:	$0.02	$(0.37)	$(1.08)	$1.13	$2.10	$1.33	$1.02
Cash Distributions Declared per share	$1.050	$1.260	$1.680	$1.680	$1.635	$1.515	$1.365
Statement of Assets and Liabilities Data:
Total Assets	$344,333	$430,242	$425,698	$367,729	$225,783	$205,793	$215,334
Net Assets	$249,996	$294,674	$271,748	$220,959	$172,570	$151,611	$152,227
Net Asset Value Per Share	$11.86	$13.97	$12.89	$14.97	$14.02	$13.41	$13.50
Common Shares Outstanding	21,087,574	21,087,574	21,087,574	14,762,574	12,305,008	11,303,510	11,278,510
Senior Securities Data:
Borrowings under line of credit(2)	$91,700	$133,090	$151,030	$144,440	$49,993	$5 3,034	$40,744
Asset coverage ratio(3)(4)	373%	321%	286%	259%	466%	402%	549%
Asset coverage per unit(4)	$3,726	$3,214	$2,860	$2,594	$4,657	$4,024	$5,492
Other Data:
Number of Portfolio Companies at Year End	51	62	63	56	32	28	16
Principal Amount of Loan Originations	$24,711	$137,502	$176,550	$261,700	$135,955	$143,794	$86,268
Principal Amount of Loan Repayments and Investments Sold	$85,381	$47,802	$70,482	$121,818	$124,010	$88,019	$47,159
Weighted Average Yield on Investments(5):	10.02%	10.53%	10.23%	11.98%	12.74%	12.23%	13.44%
Total Return(6)	(43.15)%	(16.15)%	(13.90)%	(4.40)%	5.21%	5.93%	24.40%

(1)
Per share data for net (decrease) increase in net assets resulting from operations is based on the weighted common stock outstanding for both basic and diluted.

(2)
See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information regarding our level of indebtedness.

(3)
As a business development company, we are generally required to maintain a ratio of 200% of total assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings.

(4)
Asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per $1,000 of indebtedness.

(5)
Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

(6)
Total return equals the (decrease) increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
(dollar amounts in thousands, except per share data or unless otherwise indicated)

        The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, individual investors or are family-owned businesses, with a particular focus on senior notes. In addition, we may acquire from others existing loans that meet this profile. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC under the Code.

        We seek out small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower's cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

Business Environment

        The current economic conditions generally and the disruptions in the capital markets in particular have decreased liquidity and increased our cost of debt and equity capital, where available. The longer these conditions persist, the greater the probability that these factors could continue to increase our cost and significantly limit our access to debt and equity capital, and thus have an adverse effect on our operations and financial results. Many of the companies in which we have made or will make investments may also be susceptible to the recession, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. A recession could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio. Therefore, the number of our non-performing assets are likely to increase and the fair market value of our portfolio is likely to decrease during these periods. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will affect us. If market instability persists or intensifies, we may experience difficulty in raising capital.

        Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our credit facility that further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage such as borrowings under our line of credit. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have at least a 200% asset coverage ratio, meaning generally that for every dollar of debt, we must have two dollars of assets.

        Recent market conditions have also affected the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On October 16, 2009, the closing market price of our common stock was $9.29 which price represented a 22% discount to our June 30, 2009 net asset value, or NAV, per share. When our stock is trading below NAV, as it has consistently traded subsequent to September 30, 2008, our ability to issue equity is constrained by provisions of the 1940 Act which generally prohibit the issuance and sale of our common stock below NAV per share without stockholder approval other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on February 19, 2009, stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per share for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale.

        The recession may also continue to decrease the value of collateral securing some of our loans, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our credit facility. For the nine months ended June 30, 2009, we recorded net unrealized appreciation on our portfolio of investments of $194 and net realized losses of $14,325. We may see decreases in the value of our portfolio, which will further limit our ability to borrow under our current credit facility. Additionally, our credit facility contains covenants regarding the maintenance of certain minimum net worth requirements which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would result in the acceleration of our repayment obligations under the credit facility.

        We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly or difficult for us to access for some time. For so long as this is the case, our near-term strategy will be focused primarily on retaining capital and building the value of our existing portfolio companies to increase the likelihood of maintaining potential future returns. We will also, where prudent and possible, consider the sale of lower-yielding investments. This has resulted, and may continue to result, in significantly reduced investment activity, as our ability to make new investments under these conditions is largely dependent on availability of proceeds from the sale or exit of existing portfolio investments, which events may be beyond our control. As capital constraints improve, we intend to continue our strategy of making conservative investments in businesses that we believe will weather the current economy and that are likely to produce attractive long-term returns for our stockholders.

Use of Internally-Developed Discounted Cash Flow Methodologies

        Given the recession, the market for syndicated loans has become increasingly illiquid with limited or no transactions for many of those securities which we hold. The FASB Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active, or FSP No. 157-3, provides guidance on the use of a DCF methodology to value investments in an illiquid market. Under FSP No. 157-3, indications of an illiquid market include cases where the volume and level of trading activity in the asset have declined significantly, the available prices vary significantly over time or amongst market participants, or the prices are not current. The marketplace for which we obtain indicative bids for purposes of determining fair value for our syndicated loan investments have recently shown these attributes of illiquidity. In accordance with Statement of Financial Accounting Standards, or SFAS, No. 157, our valuation procedures specify the use of third-party indicative bid quotes for valuing syndicated loans where there is a liquid public market for those loans and market pricing quotes are readily available. However, due to the market illiquidity and the lack of transactions during the nine months ended June 30, 2009, we determined that the current agent bank non-binding indicative bids for the majority of our syndicated loans were unreliable and alternative procedures would need to be performed until liquidity returns to the marketplace. As such, we have valued the syndicated loans that were not sold subsequent to June 30, 2009 using a DCF methodology for the quarter ended June 30, 2009. As of June 30, 2009, the portion of our investment portfolio that was valued using DCF methodologies was approximately $12,617, or 3.8% of the fair value of our total portfolio of investments.

Investment Highlights

        Purchases:    During the nine months ended June 30, 2009, we extended $24,711 of investments to existing portfolio companies through revolver draws or the additions of new term notes. The most substantial investments were to United Maritime, Saunders & Associates, Lindmark, VantaCore and GFRC.

        Repayments:    During the nine months ended June 30, 2009, three borrowers refinanced their loans for $14,075, three borrowers made unscheduled payoffs of $8,653, one borrower made an unscheduled partial payoff of $2,500, and we experienced contractual amortization, revolver repayments and some principal payments received ahead of schedule for an aggregate of $18,191, for total principal repayments of $43,419.

        Sales:    During the nine months ended June 30, 2009, we sold 1 non-syndicated loan and 16 syndicated loans (which resulted in our exit from 7 portfolio companies) for an aggregate of $41,962 in net proceeds.

        Since our initial public offering in August 2001, we have made 260 different loans to, or investments in, 126 companies for a total of approximately $952,013, before giving effect to principal repayments on investments and divestitures.

Financing Highlights

        On May 15, 2009, through our wholly-owned subsidiary Gladstone Business Loan, LLC, or Business Loan, we entered into the KEF Facility, arranged by Key Equipment Finance Inc. as administrative agent. BB&T also joined the KEF Facility as a committed lender. In connection with our entry into the KEF Facility, we borrowed $35,881 under the KEF Facility to repay in full all amounts outstanding under our prior credit agreement with Deutsche Bank AG. The KEF Facility may be expanded up to $200.0 million through the addition of other committed lenders to the facility. Without the addition of other committed lenders, the KEF Facility provides a total commitment of $127.0 million through December 31, 2009, $102.0 million from January 1, 2010 to May 11, 2010, and $77.0 million thereafter. The KEF Facility matures on May 14, 2010, and if the facility is not renewed or extended by this date, all principal and interest will be due and payable within one year of maturity.

        During the three months ended June 30, 2009, we elected to apply SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities, specifically for our KEF Facility, which requires us to apply a fair value methodology to the KEF Facility as of June 30, 2009, which is the period that this liability became eligible under SFAS No. 159. Due to the nature of the KEF Facility being a short-term agreement and the fact that interest is based on a variable interest rate, the KEF Facility was fair valued at its approximate cost basis as of June 30, 2009.

Recent Developments

        On October 9, 2009 we reduced the size of the KEF Facility by $15.0 million from $127.0 million to $112.0 million. Under the KEF Facility the first $50.0 million of commitment reductions are applied against Key Bank's commitment. Therefore, the entire $15.0 million was subtracted from Key Bank's commitment, reducing it from $100.0 million to $85.0 million and leaving BB&T's commitment unchanged at $27.0 million. As a result of the manner in which our borrowing base is calculated under the KEF Facility, the reduction did not affect our borrowing capacity under the KEF Facility at the time of the reduction.

Investment Strategy

        Our loans typically range from $5 million to $20 million, although this investment size may vary proportionately as the size of our capital base changes, generally mature in no more than seven years and accrue interest at fixed or variable rates. Some of our loans may contain a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid in kind," or PIK, interest and, when earned, we record PIK interest as interest income and add the PIK interest to the principal balance of the loans. We seek to avoid PIK interest with all potential investments under review. As of June 30, 2009, one loan in our portfolio bore PIK interest.

        Because the majority of our portfolio loans consist of term debt of private companies who typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered "investment grade" quality.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. Interest payments are generally made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest generally become due at maturity at five to seven years. When we receive a warrant to purchase stock in a borrower in connection with a loan, the warrant will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock.

        Original issue discount, or OID, arises when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan, to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID with all potential investments under review and from inception through June 30, 2009, we did not hold any investments with OID income.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. Our Adviser provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for the other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon the closing of the investment. The services our Adviser provides to our portfolio companies vary by investment, but generally include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Effective April 1, 2007, when our Adviser receives fees for these services, 50% of certain of those fees are voluntarily and irrevocably credited against the base management fee that we pay to our Adviser, whereas prior to such date fees were 100% credited. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

        Prior to making an investment, we ordinarily enter into a non-binding term sheet with the potential borrower. These non-binding term sheets are generally subject to a number of conditions, including, but not limited to, the satisfactory completion of our due diligence investigations of the potential borrower's business, reaching agreement on the legal documentation for the loan, and the receipt of all necessary consents. Upon execution of the non-binding term sheet, the potential borrower generally pays the Adviser a non-refundable fee for services rendered by the Adviser through the date of the non-binding term sheet. These fees are received by the Adviser and are offset against the base management fee payable to the Adviser, which has the effect of reducing our expenses to the extent of any such fees received by the Adviser.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by the Adviser in connection with unconsummated investments will be reimbursed to the Adviser. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, however, there can be no guarantee that we will be successful in collecting any such reimbursements.

Our Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser is controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone is also the chairman and chief executive officer of our Adviser. Terry Lee Brubaker is our vice chairman and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC, or our Administrator, which employs our chief financial officer, chief compliance officer, treasurer and their respective staffs.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates, Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded registered investment company; and Gladstone Land Corporation, a private agricultural real estate company. With the exception of our chief financial officer, all of our executive officers serve as either directors or executive officers, or both, of our Adviser, our Administrator,

Gladstone Commercial and Gladstone Capital. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to a contractual investment advisory arrangement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers' Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and has offices in New York, Illinois, New Jersey, Texas and Georgia.

Investment Advisory and Management Agreement

        On December 2, 2005, our stockholders approved a proposal to enter into the Amended Advisory Agreement with our Adviser and an administration agreement between us and our Administrator, which we refer to as the Administration Agreement, both of which became effective on October 1, 2006. The Amended Advisory Agreement replaced the original advisory agreement, which we refer to as the Initial Advisory Agreement, which terminated on September 30, 2006. On July 8, 2009, our Board of Directors approved the renewal of the Amended Advisory Agreement through August 31, 2010. We expect that the Board of Directors will consider a further one year renewal in July 2010.

        Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual base management fee of 2%. This fee was then directly reduced by the amount of loan servicing fees paid to the Adviser and any other fees received by the Adviser from our borrowers and potential borrowers.

        Under the Amended Advisory Agreement, we pay our Adviser an annual base management fee of 2% of the average value of our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        We also pay our Adviser a two-part incentive fee under the Amended Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, or the hurdle rate. We will pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

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  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

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  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

        The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

        Beginning in April 2006, our Board of Directors has accepted from the Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. These waivers were applied through June 30, 2009, and any waived fees may not be recouped by our Adviser in the future.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Loan in return for which our Adviser receives a 1.5% annual fee based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. This fee directly reduces the amount of fee payable under both the Initial and Amended Advisory Agreements.

        We pay our direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder-related expenses, and directors and officers insurance under the Amended Advisory Agreement.

Administration Agreement

        We have entered into an administration agreement with our Administrator, or the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total expenses by the percentage of our average assets (the total assets at the beginning each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements. On July 8, 2009, our Board of Directors approved the renewal of this Administration Agreement with our Administrator through August 31, 2010. We expect that the Board of Directors will consider a further one year renewal in July 2010.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States, or GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

        The most significant estimate inherent in the preparation of our condensed consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        General Valuation Policy:    We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors.

        In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or SFAS No. 157, which, for financial assets, is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. We adopted SFAS No. 157 on October 1, 2008. In part, SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The new standard provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. The standard also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

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  Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

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  Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

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  Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the Company's own assumptions that market participants would use to price the asset or liability based upon the best available information.

See Note 3, "Investments" in the notes to the accompanying consolidated financial statements for additional information regarding fair value measurements and our adoption of SFAS No. 157.

        We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value our investments. When these specific third-party appraisals are engaged or accepted, we would use such appraisals to value the investment we have in that business if we determined that the appraisals were the best estimate of fair value.

        In determining the value of our investments, our Adviser has established an investment valuation policy, or the Policy. The Policy has been approved by our Board of Directors, and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently, and votes whether or not to accept the recommended valuation of our investment portfolio.

        The Policy, which is summarized below, applies to the following categories of securities:

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  Publicly-traded securities;

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  Securities for which a limited market exists; and

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  Securities for which no market exists.

  Valuation Methods:

        Publicly-traded securities:    We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

        Securities for which a limited market exists:    We value securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price. In valuing these assets, we assess trading activity in an asset class, evaluate variances in prices and other market insights to determine if any available quote prices are reliable. If we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, we base the value of the security upon the indicative bid price offered by the respective originating syndication agent's trading desk, or secondary desk, on or near the valuation date. To the extent that we use the indicative bid price as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

        In the event these limited markets become illiquid such that market prices are no longer readily available, we will value our syndicated loans using estimated net present values of the future cash flows or discounted cash flows. The use of a DCF methodology follows that prescribed by FSP No. 157-3, which provides guidance on the use of a reporting entity's own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in FSP No. 157-3 is the use of valuing investments based on DCF. For the purposes of using DCF to provide fair value estimates, we considered multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, we developed a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default, or increased liquidity risk.

        The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We will continue to apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

        Securities for which no market exists:    The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and/or equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities.

(1)
Portfolio investments comprised solely of debt securities:    We refer to as Non-Public Debt Securities those debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist, and that are issued by portfolio companies where we have no equity, or equity-like securities, and are fair valued in accordance with the terms of the policy, which utilizes opinions of value submitted to us by SPSE. We may also submit PIK interest to SPSE for their evaluation when it is determined that PIK interest is likely to be received.

  In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity, or equity-like securities. SPSE's opinions of value are based on the valuations prepared by our portfolio management team as described below. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. Upon completing our collection of data with respect to the investments (which may include the information described below under "—Credit Information," the risk ratings of the loans described below under "—Loan Grading and Risk Rating" and the factors described hereunder), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

    SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

  SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities are submitted to our Board of Directors along with our Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser's conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments included in our accompanying condensed consolidated financial statements.

  Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(2)
Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and/or equity securities:    For Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, equity, or other equity-like securities) that are purchased together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company. Further, we believe that the in-use premise of value (as defined in SFAS No. 157), which assumes the debt and equity securities are sold together, is appropriate as this would provide maximum proceeds to the seller. As a result, we continue to use the enterprise value methodology utilizing a liquidity waterfall approach to determine the fair value of these investments under SFAS No. 157 if we have the ability to initiate a sale of a portfolio company as of the measurement date. Under this approach, we first calculate the total enterprise value of the issuer by incorporating some or all of the following factors:

•
the issuer's ability to make payments;

•
the earnings of the issuer;

•
recent sales to third parties of similar securities;

•
the comparison to publicly traded securities; and

•
discounted cash flow or other pertinent factors.

  In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. Once we have estimated the total enterprise value of the issuer, we subtract the value of all the debt securities of the issuer; which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of total enterprise value over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the total enterprise value of the issuer, the remaining amount, if any, is used to determine the value of the issuer's equity or equity like securities. If, in our Adviser's judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or if that is unavailable, a DCF valuation technique.

(3)
Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and/or equity securities:    We value Non-Public Debt Securities that are purchased together with equity and equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical secondary market as our principal market. In accordance with SFAS No. 157, we determine the fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange premise of value (as defined in SFAS No. 157). As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of market observable data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity and equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we valued the equity portion based on the total enterprise value of the issuer, which was calculated using a liquidity waterfall approach as described above. For periods subsequent to June 30, 2009, we estimate the fair value of the equity using the in-exchange premise of value based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Further, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or our own assumptions in the absence of other observable market data and may also employ DCF valuation techniques.

  Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security's principal market.

        Valuation Considerations:    From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including but not limited to:

  •
  the nature and realizable value of the collateral;

  •
  the portfolio company's earnings and cash flows and its ability to make payments on its obligations;

  •
  the markets in which the portfolio company does business;

  •
  the comparison to publicly traded companies; and

  •
  discounted cash flow and other relevant factors.

        Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

        Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser calculates and evaluates the credit statistics.

        Loan Grading and Risk Rating:    As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by an NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO's risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from an NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on an NRSRO scale.

Company's System	First NRSRO	Second NRSRO	Gladstone Capital's Description(a)
> 10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/a	D	PD is 85% or there is a payment default and the EL is greater than 20%

(a)
The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

        The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At June 30, 2009, two Non-Control/Non-Affiliate investments and one Control investment were on non-accrual. At September 30, 2008 one Non-Control/Non-Affiliate investment and two Control investments were on non-accrual. At September 30, 2007, one Non-Control/Non-Affiliate investment was on non-accrual. Additionally, we do not risk rate our equity securities.

        The following table lists the risk ratings for all non-syndicated loans in our portfolio at June 30, 2009, September 30, 2008 and September 30, 2007, representing approximately 94%, 83% and 79%, respectively, of all loans in our portfolio at the end of each period:

Rating	June 30, 2009	Sept. 30, 2008	Sept. 30, 2007
Average	7.2	7.3	7.3
Weighted Average	7.0	7.0	7.1
Highest	9.0	9.0	9.0
Lowest	5.0	5.0	4.0

        The following table lists the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO at June 30, 2009, September 30, 2008 and September 30, 2007, representing approximately 2%, 6% and 4%, respectively, of all loans in our portfolio at the end of each period:

Rating	June 30, 2009	Sept. 30, 2008	Sept. 30, 2007
Average	7.0	6.6	6.0
Weighted Average	7.0	6.7	6.0
Highest	7.0	7.0	6.0
Lowest	7.0	6.0	6.0

        For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at June 30, 2009 and September 30, 2008, representing approximately 4%, 11% and 17%, respectively, of all loans in our portfolio at the end of each period:

Rating	June 30, 2009	Sept. 30, 2008	Sept. 30, 2007
Average	CCC/Caa2	CCC+/Caa1	CCC+/Caa1
Weighted Average	CCC+/Caa1	CCC+/Caa1	CCC+/Caa1
Highest	B-/B3	BB/Ba3	B/B3
Lowest	D/C	CC/C	CCC/Caa2

Tax Status

        We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. We have a policy to pay out as a distribution up to 100% of that amount.

        In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

  Interest Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. At June 30, 2009, two Non-Control/Non-Affiliate investments and one Control investment were on non-accrual with an aggregate cost basis of approximately $10,659 or 2.8% of the cost basis of all investments in our portfolio. At September 30, 2008, one Non-Control/Non-Affiliate investment and two Control investments were on non-accrual with an aggregate cost basis of approximately $13,098 at September 30, 2008, or 2.8% of the cost basis of all investments in our portfolio. At September 30, 2007, one Non-Control/Non-Affiliate investment was on non-accrual with a cost basis of approximately $2,244 at September 30, 2007, or 0.6% of the cost basis of all investments in our portfolio. Conditional interest, or a success fee, is recorded when earned upon full repayment of a loan investment.

  Paid in Kind Interest

        We may hold loans in our portfolio which contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. As of June 30, 2009, one loan in our portfolio bore PIK interest.

  Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for the other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon the closing of the investment. The services our Adviser provides to our portfolio companies vary by investment, but generally include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Effective April 1, 2007, when our Adviser receives fees for these services, 50% of certain of those fees are voluntarily and irrevocably credited against the base management fee that we pay to our Adviser, whereas prior to such date fees were 100% credited. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the accompanying condensed consolidated statements of operations.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended June 30, 2009 to the Three Months Ended June 30, 2008

Investment Income

        Investment income for the three months ended June 30, 2009 was $10,598, as compared to $11,420 for the three months ended June 30, 2008.

        Interest income from our aggregate investment portfolio was $10,480 for the three months ended June 30, 2009, as compared to $11,236 for the three months ended June 30, 2008. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Interest income from our investments decreased $756, or 6.7%, during the three months ended June 30, 2009 compared to the prior year period. This decrease was based on the overall reduction in the cost basis of our investments, resulting primarily from the sale of 15 syndicated loans and one-non syndicated loan during the quarter, partially offset by a slight increase in the weighted average yield on our portfolio. The annualized weighted average yield on our portfolio was 10.4% for the three months ended June 30, 2009 as compared to 10.1% for the prior year period. During the three months ended June 30, 2009, three investments, for an aggregate of approximately $10,659 at cost, or 2.8% of the aggregate cost of our investment portfolio, were on non-accrual and during the prior year period, three investments, for an aggregate of approximately $8,424 at cost, or 1.9% of the aggregate cost of our investment portfolio, were on non-accrual.

        Interest income from Non-Control/Non-Affiliate investments was $9,726 for the three months ended June 30, 2009, as compared to $11,220 for the comparable prior year period. This decrease resulted from an overall decrease in the aggregate Non-Control/Non-Affiliate investments held at June 30, 2009 compared to the prior year period. The success fees earned during the three months ended June 30, 2009 and 2008, included in interest income, were $123 and $0, respectively. Success fees earned during the three months ended June 30, 2009 resulted from a refinancing by ActivStyle.

        Interest income from Control investments was $754 for the three months ended June 30, 2009, as compared to $16 in the comparable prior year period. The increase is attributable to three additional Control investments held during the quarter ended June 30, 2009, which were converted from Non-Control/Non-Affiliate investments, as compared to the prior year period.

        The following table lists the interest income from investments for the five largest portfolio companies during the respective periods:

Three months ended June 30, 2009

Company	Interest Income	% of Total
Sunshine Media	$839	8.0%
Reliable Biopharma	768	7.3%
Westlake Hardware	600	5.7%
Clinton Aluminum	470	4.5%
VantaCore	418	4.0%

Subtotal	3,095	29.5%
Other companies	7,385	70.5%

Total interest income	$10,480	100.0%

Three months ended June 30, 2008

Company	Interest Income	% of Total
Reliable Biopharma	$758	6.7%
Sunshine Media	693	6.2%
Defiance Acquisition	674	6.0%
Westlake Hardware	521	4.6%
Clinton Aluminum	470	4.2%

Subtotal	$3,116	27.7%
Other companies	8,120	72.3%

Total interest income	$11,236	100.0%

        Interest income from invested cash for the three months ended June 30, 2009 was nominal, as compared to $38 for the three months ended June 30, 2008. Interest income decreased from the prior year due to the amount of cash that was held in interest bearing accounts and the interest earned on our custodial account prior to disbursement.

        Interest income from loans to our employees, in connection with the exercise of employee stock options, for the three months ended June 30, 2009 and June 30, 2008, was $118.

        Prepayment fees and other income for the three months ended June 30, 2009 was $0 compared to $28 for the three months ended June 30, 2008. The income for the prior period consisted of prepayment penalty fees received upon the full repayment of certain loan investments ahead of contractual maturity.

Operating Expenses

        Operating expenses, net of credits from the Adviser for fees earned and voluntary and irrevocable waivers to the base management and incentive fees, were $5,163 for the three months ended June 30, 2009, as compared to $4,723 for the three months ended June 30, 2008. Operating expenses for the three months ended June 30, 2009 reflected an increase in amortization of deferred financing fees incurred in connection with the previous revolving credit facility with Deutsche Bank AG, or the DB Facility, and the new KEF Facility.

        Interest expense for the three months ended June 30, 2009 was $1,811, as compared to $1,771 for the three months ended June 30, 2008. This increase is primarily a result of higher weighted average annual interest cost, which is determined by using the annual stated interest rate plus commitment and other fees, plus the amortization of deferred financing fees divided by the weighted average debt outstanding.

        Loan servicing fees for the three months ended June 30, 2009 were $1,410, as compared to $1,598 for the three months ended June 30, 2008. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the portfolio.

        Base management fee for the three months ended June 30, 2009 was $457, as compared to $529 for the three months ended June 30, 2008. The base management fee is computed quarterly as described under "Investment Advisory and Management Agreement" in Note 4 of the notes to the accompanying consolidated financial statements and is summarized in the table below:

	Three months ended
	June 30, 2009	June 30, 2008
Base management fee(1)	$457	$529
Credit for fees received by Adviser from the portfolio companies	(2)	(348)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum(2)	(51)	(97)

Net base management fee	$404	$84

(1)
Base management fee is net of loan servicing fees per the terms of the Amended Advisory Agreement.

(2)
The board of our Adviser voluntarily and irrevocably waived, for the three months ended June 30, 2009 and 2008, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

        Incentive fee for the three months ended June 30, 2009 was $1,060, as compared to $1,340 for the three months ended June 30, 2008. The board of our Adviser waived the entire incentive fee for the three months ended June 30, 2009 and 2008. The incentive fee and associated credits are summarized in the table below:

	Three months ended
	June 30, 2009	June 30, 2008
Incentive fee	$1,060	$1,340
Credit from voluntary, irrevocable waiver issued by Adviser's board of directors	(1,060)	(1,340)

Net incentive fee	$—	$—

        Administration fee for the three months ended June 30, 2009 was $218 as compared to $285 for the three months ended June 30, 2008. The decrease in the current year period is due to a decrease of administration staff and related expenses, as well as a decrease in our total assets in comparison to the total assets of all companies managed by our Adviser under similar agreements. The calculation of the administrative fee is described in detail under "Investment Advisory and Management Agreement" in Note 4 of the notes to the accompanying consolidated financial statements.

        Other operating expenses (including professional fees, deferred financing fees, stockholder related costs, director's fees, insurance and other direct expenses) increased over the prior year period driven by amortization of additional fees incurred with amending the DB facility and entering into the new KEF Facility and legal fees incurred in connection with troubled loans in the current period.

Net Realized Loss on Investments

        During the three months ended June 30, 2009, we realized a net loss of $10,594, as compared to a net loss of $86 for the three months ended June 30, 2008. The loss in the current period resulted from the sale of 15 syndicated loans and one non-syndicated loan.

Realized (Loss) Gain on Settlement of Derivative

        During the three months ended June 30, 2009, we did not realize a gain or loss on settlement of derivative as the interest rate cap expired in February 2009 and we therefore did not receive any interest rate cap agreement payments during that period. During the three months ended June 30, 2008, we received a nominal interest rate cap agreement payments as a result of the one-month LIBOR having a downward trend. We received payments when the one-month LIBOR was over 5%.

Net Unrealized Appreciation (Depreciation) on Derivative

        Net unrealized appreciation (depreciation) on derivative is the net change in the fair value of our interest rate cap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. For the three months ended June 30, 2009, we did not record unrealized appreciation on derivative as the interest rate cap expired in February 2009. For the three months ended June 30, 2008, we recorded a nominal unrealized depreciation due to a decrease in the fair market value of our interest rate cap agreement.

Net Unrealized Appreciation (Depreciation) on Investments

        Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. For the three months ended June 30, 2009, we recorded net unrealized appreciation on investments of $4,371, as compared to unrealized depreciation of ($3,802) for the prior year period. The unrealized appreciation in the current period is mainly attributable to the following:

• Control investments	$(2,703)
• Non-Control/Non-Affiliate investments	(2,067)
• Reversal of previously unrealized depreciation upon realization of losses	9,141

Total	$4,371

Net (Decrease) Increase in Net Assets Resulting from Operations

        Overall, we realized a net decrease in net assets resulting from operations of $788 for the three months ended June 30, 2009. Based on a weighted-average of 21,087,574 basic and diluted common shares outstanding, our net increase in net assets from operations per weighted-average common share for the three months ended June 30, 2009 was $0.04, basic and diluted. For the three months ended June 30, 2008, we realized a net increase in net assets resulting from operations of $2,809. Based on a weighted-average of 21,087,574 basic and diluted common shares outstanding, our net increase in net assets from operations per weighted-average common share for the three months ended June 30, 2008 was $0.13 basic and diluted.

Comparison of the Nine Months Ended June 30, 2009 to the Nine Months Ended June 30, 2008

Investment Income

        Investment income for the nine months ended June 30, 2009 was $33,335, as compared to $34,172 for the nine months ended June 30, 2008.

        Interest income from our aggregate investment portfolio was $32,972 for the nine months ended June 30, 2009, as compared to $33,499 for the nine months ended June 30, 2008. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Interest income from our investments decreased $527, or 1.6%, during the nine months ended June 30, 2009 compared to the prior year period. This decrease was based on the overall reduction in the cost basis of our investments, resulting primarily from the sale of 16 syndicated loans and one-non syndicated loan during the period, as well as a slight decrease in the weighted average yield on our portfolio. The annualized weighted average yield on our portfolio was 10.0% for the nine months ended June 30, 2009 as compared to 10.5% for the nine months ended June 30, 2008. During the nine months ended June 30, 2009, three investments were on non-accrual, for an aggregate of approximately $10,659 at cost, or 2.8% of the aggregate cost of our investment portfolio and during the prior year period, three investments were on non-accrual for an aggregate of approximately $8,424 at fair value, or 1.9% of the aggregate fair value of our investment portfolio.

        Interest income from Non-Control/Non-Affiliate investments was $31,716 for the nine months ended June 30, 2009, as compared to $33,454 for the comparable prior year period. This decrease resulted from an overall decrease in the aggregate Non-Control/Non-Affiliate investments held at June 30, 2009 compared to the prior year period. The success fees earned during the nine months ended June 30, 2009 and 2008, included in interest income, were $145 and $846, respectively. Success fees earned during the nine months ended June 30, 2009 resulted from refinancings by ActivStyle and It's Just Lunch. Success fees earned during the nine months ended June 30, 2008 resulted from refinancings by Defiance and Westlake Hardware.

        Interest income from Control investments was $1,256 for the nine months ended June 30, 2009, as compared to $45 in the comparable prior year period. The increase is attributable to three additional Control investments held during the nine months ended June 30, 2009, which were converted from Non-Control/Non-Affiliate investments, as compared to the prior year period.

        The following table lists the interest income from investments for the five largest portfolio companies during the respective periods:

Nine months ended June 30, 2009

Company	Interest Income	% of Total
Sunshine Media	$2,506	7.6%
Reliable Biopharma	2,298	7.0%
Westlake Hardware	1,810	5.5%
Clinton Aluminum	1,411	4.3%
VantaCore	1,276	3.9%

Subtotal	$9,301	28.2%
Other companies	23,671	71.8%

Total interest income	$32,972	100.0%

 Nine months ended June 30, 2008

Company	Interest Income	% of Total
Westlake Hardware	$2,245	6.7%
Sunshine Media	2,096	6.3%
Reliable Biopharma	2,090	6.2%
Clinton Aluminum	1,427	4.3%
Defiance Acquisition	1,071	3.2%

Subtotal	$8,929	26.7%
Other companies	24,570	73.3%

Total interest income	$33,499	100.0%

        Interest income from invested cash for the nine months ended June 30, 2009 was $11, as compared to $285 for the nine months ended June 30, 2008. Interest income came from the following sources:

	Nine months ended
	June 30, 2009	June 30, 2008
Interest earned on Gladstone Capital account(1)	$—	$50
Interest earned on Business Loan custodial account(2)	10	164
Interest earned on Gladstone Financial account(3)	1	71

Total interest income from invested cash	$11	$285

(1)
Interest earned on our Gladstone Capital account during the nine months ended June 30, 2008 resulted from proceeds received from the equity offerings done during the nine month period that were held in the account prior to being invested or used to pay down the line of credit.

(2)
Interest earned on our Business Loan custodial account during the nine months ended June 30, 2008 resulted from large cash amounts held in the account prior to disbursement. During this nine month period, we had $107,442 of originations to new portfolio companies.

(3)
Interest earned on our Gladstone Financial account during the nine months ended June 30, 2008 resulted from the U.S. Treasury bill that was held with an original maturity of six months.

        Interest income from loans to our employees, in connection with the exercise of employee stock options, for the nine months ended June 30, 2009 and June 30, 2008, was $352 and $354, respectively.

        Prepayment fees and other income for the nine months ended June 30, 2009 was $0 compared to $34 for the nine months ended June 30, 2008. The income for the prior period consisted of prepayment penalty fees received upon the full repayment of certain loan investments ahead of contractual maturity.

Operating Expenses

        Operating expenses, net of credits from the Adviser for fees earned and voluntary and irrevocable waivers to the base management and incentive fees, were $16,463 for the nine months ended June 30, 2009, as compared to $13,729 for the nine months ended June 30, 2008. Operating expenses for the nine months ended June 30, 2009 reflected a significant increase in amortization of deferred financing fees incurred connection with the DB Facility and the new KEF Facility.

        Interest expense for the nine months ended June 30, 2009 was $6,288, as compared to $5,982 for the nine months ended June 30, 2008. This increase is primarily a result of higher weighted average annual interest cost, which is determined by using the annual stated interest rate plus commitment and other fees, plus the amortization of deferred financing fees divided by the weighted average debt outstanding.

        Loan servicing fees for the nine months ended June 30, 2009 were $4,559, as compared to $4,541 for the nine months ended June 30, 2008. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the portfolio.

        Base management fee for the nine months ended June 30, 2009 was $1,374 as compared to $1,664 for the nine months ended June 30, 2008. The base management fee is computed quarterly as described under "Investment Advisory and Management Agreement" in Note 4 of the notes to the accompanying consolidated financial statements and is summarized in the table below:

	Nine months ended
	June 30, 2009	June 30, 2008
Base management fee(1)	$1,374	$1,664
Credit for fees received by Adviser from the portfolio companies	(87)	(1,320)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum(2)	(254)	(299)

Net base management fee	$1,033	$45

(1)
Base management fee is net of loan servicing fees per the terms of the Amended Advisory Agreement.

(2)
The board of our Adviser voluntarily and irrevocably waived, for the nine months ended June 30, 2009 and 2008, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

        Incentive fee for the nine months ended June 30, 2009 was $3,326, as compared to $4,089 for the nine months ended June 30, 2008. The board of our Adviser waived the entire incentive fee for the nine months ended June 30, 2009 and June 30, 2008. The incentive fee and associated credits are summarized in the table below:

	Nine months ended
	June 30, 2009	June 30, 2008
Incentive fee	$3,326	$4,089
Credit from voluntary, irrevocable waiver issued by Adviser's board of directors	(3,326)	(4,089)

Net incentive fee	$—	$—

        Administration fee for the nine months ended June 30, 2009 was $656 as compared to $737 for the nine months ended June 30, 2008. The decrease is due to a decrease of administration staff and related expenses, as well as a decrease in our total assets in comparison to the total assets of all companies managed by our Adviser under similar agreements. The calculation of the administrative fee is described in detail under "Investment Advisory and Management Agreement" in Note 4 of the notes to the accompanying consolidated financial statements.

        Other operating expenses (including professional fees, deferred financing fees, stockholder related costs, director's fees, insurance and other direct expenses) increased over the prior year period driven by amortization of additional fees incurred with amending the DB Facility and entering into the new KEF Facility and legal fees incurred in connection with troubled loans in the current period.

Net Realized Loss on Investments

        During the nine months ended June 30, 2009, we realized a net loss of $14,325, as compared to a loss of $86 for the nine months ended June 30, 2008. The loss in the current period consisted of $12,352 loss from the sale of 16 syndicated loans and one non-syndicated loan and a $2,000 write-off of a portion of the Greatwide second lien syndicated loan, partially offset by a $27 gain from the Country Road payoff.

Realized (Loss) Gain on Settlement of Derivative

        During the nine months ended June 30, 2009, we realized a loss of $304 due to the expiration of the interest rate cap in February 2009. We did not receive any interest rate cap agreement payments during that period as a result of the one-month LIBOR having a downward trend. During the three months ended June 30, 2008, we received interest rate cap agreement payments of only $6 as a result of the one-month LIBOR having a downward trend. We receive payments when the one-month LIBOR is over 5%.

Net Unrealized Appreciation (Depreciation) on Derivative

        Net unrealized appreciation (depreciation) on derivative is the net change in the fair value of our interest rate cap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. For the nine months ended June 30, 2009, we recorded unrealized appreciation on derivative of $304, which resulted from the reversal of previously recorded unrealized depreciation when the loss was realized during the three months ended March 31, 2009. For the nine months ended June 30, 2008, we recorded unrealized depreciation of $12 due to a decrease in the fair market value of our interest rate cap agreement.

Net Unrealized Appreciation (Depreciation) on Investments

        Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. For the nine months ended June 30, 2009, we recorded net unrealized depreciation on investments of $2,158, as compared to net unrealized depreciation of $27,545, for the prior year period. The unrealized depreciation is mainly attributable to the net decrease in fair value on our portfolio, most notably in the following:

• Control investments	$10
• Non-Control/Non-Affiliate investments	(14,454)
• Reversal of previously unrealized depreciation upon realization of losses	12,286

Total	$(2,158)

        We believe that our investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets. Although our investment portfolio has depreciated, our entire portfolio was fair valued at 86% of cost as of June 30, 2009. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Net Increase (Decrease) in Net Assets Resulting from Operations

        Overall, we realized a net increase in net assets resulting from operations of $389 for the nine months ended June 30, 2009. Based on a weighted-average of 21,087,574 basic and diluted common shares outstanding, our net decrease in net assets from operations per weighted-average common share for the nine months ended June 30, 2009 was $0.02, basic and diluted. For the nine months ended June 30, 2008, we realized a net decrease in net assets resulting from operations of $7,194. Based on a weighted-average of 19,237,203 basic and diluted common shares outstanding, our net decrease in net assets from operations per weighted-average common share for the nine months ended June 30, 2008 was $0.37 basic and diluted.

Comparison of the Fiscal Years Ended September 30, 2008 and September 30, 2007

Investment Income

        Investment income for the year ended September 30, 2008 was $45,725, as compared to $36,687 for the year ended September 30, 2007.

        Interest income from our investments in debt securities of private companies was $44,797 for the year ended September 30, 2008, as compared to $35,413 for the year ended September 30, 2007. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Interest income from our investments increased $9.4 million, or 26%, during the year ended September 30, 2008 compared to the prior year period based on the overall growth in the cost basis of our investments, offset by the decrease in the weighted average yield. The success fees during the year ended September 30, 2008 and 2007 were $998 and $2,249 respectively. The success fees for the year ending September 30, 2008 resulted from refinancings by Westlake Hardware, Inc. and Defiance Acquisition Corp., and a full repayment by Express Courier International, while the success fees for the year ended September 30, 2007 resulted from a refinancing by Badanco Acquisition Corp. and full repayments by Mistras Holdings Corp., SCPH Holdings and Allied Extruders LLC.

  •
  The interest-bearing investment portfolio had an average cost basis of approximately $400.6 million for the year ended September 30, 2008, as compared to an average cost basis of $284.3 million for the year ended September 30, 2007. The following table lists the interest income from investments for the five largest portfolio companies during the respective periods:

Year ended September 30, 2008			Year ended September 30, 2007
Company	Interest Income	% of Total	Company	Interest Income	% of Total
Sunshine Media	$2,939	6.6%	Westlake Hardware	$1,918	5.4%
Reliable Biopharma	2,870	6.4%	Badanco	1,905	5.4%
Westlake Hardware	2,852	6.4%	Mistras Holdings	1,356	3.8%
Clinton Aluminum	1,902	4.2%	Clinton Aluminum	1,321	3.7%
Winchester Electronics	1,399	3.1%	Specialty Coatings	1,285	3.7%

Subtotal	$11,962	26.7%	Subtotal	$7,785	22.0%
Other companies	32,835	73.3%	Other companies	27,628	78.0%

Total interest income	$44,797	100.0%	Total interest income	$35,413	100.0%

  •
  The weighted average yield on our portfolio, excluding cash and cash equivalents, for the year ended September 30, 2008 was 10.2%, compared to 12.0% for the year ended September 30, 2007. The weighted average yields were not materially impacted by the PIK interest, which was

    $62 and $0 for the year ended September 30, 2008 and 2007, respectively. The decrease in the annualized weighted average yield primarily resulted from a reduction in the average LIBOR, which was 3.8% for the year ended September 30, 2008, compared to 5.3% in the prior year period, as well as four investments being on non-accrual during the year ended September 30, 2008 (LocalTel, West Cost Yellow Pages, Greatwide Logistics and U.S. Healthcare) and none in the prior year period. As of September 30, 2008, three investments were on non-accrual (Greatwide Logistics, LocalTel, and U.S. Healthcare). West Coast Yellow Pages was restructured as a Control investment and was renamed Western Directories.

        Interest income from invested cash and cash equivalents for the year ended September 30, 2008 was $335, as compared to $256 for the year ended September 30, 2007, due to the amount of cash that was held in interest bearing accounts and the interest earned on our custodial account prior to disbursement.

        Interest income from loans to our employees, in connection with the exercise of employee stock options, for the year ended September 30, 2008 and September 30, 2007, was $471 and $526 respectively. The decrease is due to the cancellation in full of one employee loan during the fourth quarter of the prior fiscal year, and full repayment of another employee loan in the second quarter of this fiscal year.

        Prepayment fees and other income for the year ended September 30, 2008 was $122, as compared to $492 for the year ended September 30, 2007. The income for the prior period consisted of prepayment penalty fees received upon the full repayment of certain loan investments ahead of contractual maturity and prepayment fees received upon the early unscheduled principal repayments, which was based on a percentage of the outstanding principal amount of the loan at the date of prepayment.

Operating Expenses

        Operating expenses, net of credits from the Adviser for fees earned and voluntary irrevocable and unconditional waivers to the base management and incentive fees, were $19,172 for the year ended September 30, 2008, as compared to $14,426 for the year ended September 30, 2007. Operating expenses for the year ended September 30, 2008 reflected a significant increase in interest expense, loan servicing fees and amortization of deferred financing fees incurred in connection with certain amendments to our credit facility.

        Interest expense for the year ended September 30, 2008 was $8,284, as compared to $7,226 for the year ended September 30, 2007. This increase is primarily a result of increased borrowings under our line of credit during the year ended September 30, 2008, and an increase in the interest rates on our borrowings. The borrowings were partially used to finance the increase in our investment activity during the fiscal year.

        Loan servicing fees for the year ended September 30, 2008 were $6,117, as compared to $3,624 for the year ended September 30, 2007. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size and mix of the portfolio. The average size of our investment portfolio, excluding equity investments and control investments, was approximately $375.6 million for the year ended September 30, 2008 as compared to approximately $291.3 million for the year ended September 30, 2007. In terms of portfolio mix, senior syndicated loans comprised 7.3% and 10.7% of the portfolio during the year ended September 30, 2008 and 2007, respectively. Due to voluntary, irrevocable and unconditional waivers granted during these periods, senior syndicated loans incurred a 0.5% annual fee, whereas proprietary loans incurred a 1.5% annual fee. All of these fees were reduced against the amount of the base management fee due to our Adviser.

        The base management fee for the year ended September 30, 2008 was $2,212, as compared to $2,402 for the year ended September 30, 2007. The base management fee is computed quarterly as described under "Investment Advisory and Management Agreement" in Note 4 of the notes to the accompanying consolidated financial statements, and is summarized in the table below:

	Year ended
	September 30, 2008	September 30, 2007
Base management fee(1)	$2,212	$2,402
Credit for fees received by Adviser from the portfolio companies(2)	(1,678)	(1,660)
Fee reduction for the voluntary, irrevocable and unconditional waiver of 2% fee on senior syndicated loans to 0.5%(3)	(408)	(481)

Net base management fee	$126	$261

(1)
Base management fee is net of loan servicing fees per the terms of the Amended Advisory Agreement.

(2)
Effective April 1, 2007, the board of directors of our Adviser reduced the amount of voluntary, irrevocable and unconditional credit for investment advisory fees received by our Adviser from 100% of the fees received to 50% of the fees received. Therefore, the year ended September 30, 2008 and the last six months of the year ended September 30, 2007 reflect the reduced credit for fees received by our Adviser.

(3)
The board of our Adviser voluntarily, irrevocably and unconditionally waived, for the year ended September 30, 2008 and 2007, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

        Incentive fee for the year ended September 30, 2008 was $5,311, as compared to $4,608 for the year ended September 30, 2007. The board of our Adviser voluntarily, irrevocably and unconditionally waived the entire incentive fee for the year ended September 30, 2008 and a portion of the incentive fee due for the year ended September 30, 2007. The incentive fee and associated credits are summarized in the table below:

	Year ended
	September 30, 2008	September 30, 2007
Incentive fee	$5,311	$4,608
Credit from voluntary, irrevocable and unconditional waiver issued by Adviser's board of directors	(5,311)	(3,830)

Net incentive fee	$—	$778

        Administration fee for the year ended September 30, 2008 was $985, compared to $719 for the year ended September 30, 2007. The increase is due to the addition of administration staff and related expenses.

        Professional fees, consisting primarily of legal and audit fees, for the year ended September 30, 2008 were $911, as compared to $523 for the year ended September 30, 2007. The increase is due to legal fees incurred in connection with converting troubled loans to control investments.

        Amortization of deferred financing fees, in connection with our line of credit, was $1,534 for the year ended September 30, 2008, as compared to $267 for the year ended September 30, 2007. The increase is due to the amortization of additional fees incurred with certain amendments to our line of credit. In February 2008, we increased the DB Facility from $220 million to $250 million, and in April 2008, increased the DB Facility to $300 million and added BB&T as a committed lender. In June 2008, we renewed the DB Facility. The fees incurred for the above amendments are recorded in deferred financing fees on our consolidated statements of assets and liabilities, and amortized over the life of the DB Facility.

        Stockholder related costs for the year ended September 30, 2008 were $443, as compared to $217 for the year ended September 30, 2007. Stockholder related costs include such recurring items as transfer agent fees, Nasdaq Stock Market, or NASDAQ, listing fees, costs associated with SEC filings, and annual report printing and distribution costs. These fees increased during the year ended September 30, 2008 due to the size and quantity of our annual report and additional expenses for the annual stockholder meeting and proxy costs compared to the prior year.

        Directors' fees for the year ended September 30, 2008 and 2007 were $220 and $234 respectively, and consisted of amortization of their annual stipend and meeting stipends.

        Insurance expense for the year ended September 30, 2008 was $227, as compared to $249 for the year ended September 30, 2007. The decrease is primarily the result of a decrease in the amortization of our directors and officers insurance policy premiums.

        Other expenses for the year ended September 30, 2008 were $325, as compared to $328 for the year ended September 30, 2007. The expenses primarily represent direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Net Realized (Loss) Gain on Sale of Investments

        During the year ended September 30, 2008, we realized a net loss of $787 resulting from the partial sale of the senior subordinated term debt of Greatwide Logistics, as well as the unamortized investment acquisition costs related to the Anitox and Macfadden loans, which were repaid in full during the year, as compared to a realized net gain of $44 from the sale or repayment of 27 syndicated loan investments in the year ended September 30, 2007.

Realized Gain on Settlement of Derivative

        During the years ended September 30, 2008 and September 30, 2007, we received interest rate cap agreement payments of $7 and $39, respectively, as a result of the one month LIBOR exceeding 5%.

Net Unrealized Depreciation on Derivative

        During the year ended September 30, 2008, we recorded net unrealized depreciation of $12 due to a decrease in the fair market value of our interest rate cap agreement, as compared to unrealized depreciation of $38 during the year ended September 30, 2007.

Net Unrealized Depreciation on Investments

        For the year ended September 30, 2008, we recorded net unrealized depreciation on investments of $47,023, as compared to net unrealized depreciation of $7,354 for the year ended September 30, 2007. The unrealized depreciation is mainly attributable to the decrease in fair value of our portfolio, most notably in the following investments: LocalTel, Greatwide Logistics Services, U.S. Healthcare and Visual Edge Technology. We believe that our investment portfolio was valued at a depreciated value due primarily to the general instability of the loan markets and, to a lesser extent, the use of a modified valuation procedure for our non-control/non-affiliate investments. Previously, we valued the debt portion of bundled debt and equity investments in non-controlled companies in accordance with Board approved valuation procedures, which valued the debt securities at the contractual principal balance. Consistent with the Board's ongoing review and analysis of appropriate valuation procedures, and in consideration of the fair value measurements of SFAS No. 157 (which we will be required to adopt on October 1, 2008), our Board of Directors modified our valuation procedure so that the debt portion of bundled investments in non-controlled companies is based on opinions of value provided by SPSE. This change in valuation estimate accounted for $2,887, or 6.1%, of the net unrealized depreciation for the year-long period. Although our investment portfolio has depreciated, our entire portfolio was fair valued at 88.5% of cost as of September 30, 2008. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders, however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Net (Decrease) Increase in Net Assets from Operations

        Overall, we realized a net decrease in net assets resulting from operations of $21,262 for the year ended September 30, 2008. Based on a weighted average of 19,699,796 basic and diluted shares outstanding, our net decrease in net assets from operations per weighted-average common share for the year ended September 30, 2008 was $1.08, basic and diluted.

        For the year ended September 30, 2007, we realized a net increase in net assets resulting from operations of $14,952. Based on a weighted average of 13,173,822 basic and diluted shares outstanding, our net increase in net assets from operations per weighted-average common share for the year ended September 30, 2007 was $1.13, basic and diluted.

Comparison of the Fiscal Years Ended September 30, 2007 and September 30, 2006

Investment Income

        Investment income for the fiscal year ended September 30, 2007 was $36,687 as compared to $26,900 for the fiscal year ended September 30, 2006. This increase is primarily a result of a rise in interest income from an increase of approximately $261.7 million of new investments from the prior year's new investments of approximately $136.0 million and the collection of approximately $2.2 million of exit fees upon the full repayment or refinancing of four investments as compared to approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments in the prior year.

        Interest income from our investments in debt securities of private companies was $35,413, for the fiscal year ended September 30, 2007 as compared to $25,647 for the fiscal year ended September 30, 2006. No PIK interest was recorded during the year ended September 30, 2007, while the interest income for the year ended September 30, 2006 included $63 of PIK interest. This increase is primarily a result of a rise in interest income from an increase of approximately $261.7 million of new investments from the prior year's new investments of approximately $136.0 million and the collection of approximately $2.2 million of exit fees upon the full repayment or refinancing of four investments as compared to approximately $1.3 million of exit fees upon the full repayment of two portfolio company investments.

        The weighted average yield on our portfolio for the fiscal year ended September 30, 2007 was 11.98%. The weighted average yield on our portfolio for the fiscal year ended September 30, 2006 was 12.74% (with and without giving effect to PIK interest). The yields were computed based on the cost value of the investment portfolios.

        Interest income from invested cash and cash equivalents for the fiscal year ended September 30, 2007 was $256, as compared to approximately $38 for the fiscal year ended September 30, 2006. Interest income increased from the prior year due to the amount of cash that was held in interest bearing accounts and the interest earned on our custodial account prior to disbursement.

        Interest income from employee notes receivable for the fiscal year ended September 30, 2007 was $526, as compared to $441 for the fiscal year ended September 30, 2006. The increase is the result of additional loans issued in connection with employee stock option exercises during the fourth quarter of the fiscal year ended September 30, 2006.

        Prepayment fees and other income was $492 for the fiscal year ended September 30, 2007 and $773 for the fiscal year ended September 30, 2006. For the fiscal year ended September 30, 2006, this consisted of approximately $0.8 million of prepayment penalty fees. The income for both periods consisted of prepayment penalty fees received upon the full repayment of certain loan investments ahead of contractual maturity and prepayment fees received upon the early unscheduled principal repayments which, in both instances, were based on a percentage of the outstanding principal amount of the loan at the date of prepayment.

Operating Expenses

        Operating expenses, net of credits from the Adviser for fees earned and voluntary waivers to the base management and incentive fees, for the fiscal year ended September 30, 2007 were $14,426, as compared to $7,447 for the fiscal year ended September 30, 2006. This increase was mainly a result of an increase in interest expense, loan servicing fees, the addition of the administration fee and the reduction of certain credits in the base management fee, partially offset by reductions in professional fees and stockholder related costs.

        Interest expense for the fiscal year ended September 30, 2007 was $7,226 as compared to $3,239 for the fiscal year ended September 30, 2006. This increase was primarily a result of increased borrowings under our line of credit during the fiscal year ended September 30, 2007, which borrowings were used, in part, to finance our increased investments, borrowings remaining outstanding for longer periods of time and an increase in the interest rates on our borrowings.

        Loan servicing fees of $3,624 were incurred for the fiscal year ended September 30, 2007 as compared to $2,908 for the fiscal year ended September 30, 2006. These fees were incurred in connection with a loan servicing agreement between Business Loan and our Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees were directly credited against the amount of the base management fee due to our Adviser.

        The base management fee for the year ended September 30, 2007 was $2,402, as compared to $1,284 for the year ended September 30, 2006. The base management fee is computed quarterly as described under "Investment Advisory and Management Agreement" in Note 4 of the notes to the accompanying consolidated financial statements, and is summarized in the table below:

	Year ended
	September 30, 2007	September 30, 2006
Base management fee(1)	$2,402	$1,284
Credit for fees received by Adviser from the portfolio companies(2)	(1,660)	(2,051)
Fee reduction for the voluntary, irrevocable and unconditional waiver of 2% fee on senior syndicated loans to 0.5%(3)	(481)	(18)

Net base management fee	$261	$(785)

(1)
Base management fee is net of loan servicing fees per the terms of the Amended Advisory Agreement.

(2)
Effective April 1, 2007, the board of directors of our Adviser reduced the amount of voluntary irrevocable credit for investment advisory fees received by our Adviser from 100% of the fees received to 50% of the fees received. Therefore, the six months ended September 30, 2007 reflect the reduced credit for fees received by our Adviser.

(3)
The board of our Adviser voluntarily and irrevocably waived, for the year ended September 30, 2007, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations.

        Effective October 1, 2006, the income based incentive fee became effective and as such we recorded a gross incentive fee of $4,608, which was reduced by a voluntary waiver issued by our Adviser's board of directors of $3,830, which resulted in a net incentive fee of $778. There was no incentive fee recorded for the fiscal year ended September 30, 2006, as the Amended Advisory Agreement was not in effect.

        Effective October 1, 2006, the Administration Agreement became effective in which we provide payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer and controller and their respective staffs. We incurred an administration fee of $719 for the fiscal year ended September 30, 2007. There was no administration fee recorded for the fiscal year ended September 30, 2006, as the Administration Agreement was not in effect.

        Professional fees, consisting primarily of legal and audit fees, for the fiscal year ended September 30, 2007 were $523, as compared to $548 for the fiscal year ended September 30, 2006. The decrease was due primarily to a decrease in non-recurring legal fees, such as legal fees incurred in the prior year in connection with review of the special proxy statement and the termination of the options outstanding under our former Amended and Restated 2001 Equity Incentive Plan, as amended, which was terminated on September 30, 2006 and which we refer to as the 2001 Plan.

        Amortization of deferred financing costs, in connection with our line of credit, were $267 for the fiscal year ended September 30, 2007 and $140 for the fiscal year ended September 30, 2006. The increase was due to the addition of fees paid in connection with our renewal and expansion of our facility during the fiscal year ended September 30, 2007 and their related amortization.

        Stockholder related costs for the fiscal year ended September 30, 2007 were $217, as compared to $304 for the fiscal year ended September 30, 2006. Stockholder related costs include such recurring items as transfer agent fees, NASDAQ listing fees, electronic filing fees, and annual report printing fees. The decrease was due mainly to the normalization of stockholder communication activity as compared to the prior year period in which there was filing, printing and mailing of the special proxy statement in connection with the special meeting of stockholders, and the fees associated with the Schedule TO filed in connection with the offer to amend the terms of the options outstanding under the 2001 Plan.

        Directors' fees for the fiscal year ended September 30, 2007 were $234, as compared to approximately $116 for the fiscal year ended September 30, 2006. This was the result the increase in the annual stipends which are paid at the start of each fiscal year and amortized throughout the year.

        Insurance expense for the fiscal year ended September 30, 2007 was $249, as compared to approximately $207 for the fiscal year ended September 30, 2006. The increase was primarily the result of an increase of our directors and officers insurance premiums.

        There was no stock option compensation expense recorded for the fiscal year ended September 30, 2007 as there was no longer a stock option plan in effect. Stock option compensation expense for the fiscal year ended September 30, 2006 was $285 and was the result of the adoption of the SFAS No. 123 (revised 2004) Share-based Payment.

        Other expenses were $328 for the fiscal year ended September 30, 2007, as compared to $485 for the fiscal year ended September 30, 2006. Other expenses for the fiscal year ended September 30, 2007, represented travel related to our portfolio companies, backup servicer expenses, loan evaluation services, and press releases. For the fiscal year ended September 30, 2006, approximately $300 in expenses were incurred related to employer taxes, interest and penalties arising from withholding taxes on stock option exercises that were not remitted to the respective taxing authorities during the third and fourth quarters of fiscal year 2006. The remaining $185 of other expenses primarily represented direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies, press releases and backup servicer expenses.

Income Tax Expense

        During the fiscal year ended September 30, 2006, we recorded $102 in tax expense in connection with interest penalties incurred on misclassified revenue on our fiscal year 2004 corporate tax return.

Net Realized Gain (Loss) on Sale of Investments

        During the fiscal year ended September 30, 2007, we sold or were repaid in full on twenty-seven syndicate loan investments and an originated loan investment for a net gain of $44, as compared to an aggregate net loss of $904, which was composed of $1,181 loss from the sale of two investments and a net gain of $277 from the sale and repayments of seven syndicate investments during the fiscal year ended September 30, 2006.

Realized Gain on Settlement of Derivative

        During the fiscal year ended September 30, 2007, we received interest rate cap agreement payments of $39 as a result of the one month LIBOR exceeding 5%, as compared to $15 received during the fiscal year ended September 30, 2006.

Net Unrealized (Depreciation) Appreciation on Derivative

        During the fiscal year ended September 30, 2007, we recorded net unrealized depreciation of $38 due to a decrease in the fair market value of our interest rate cap agreement, as compared to unrealized appreciation of a nominal amount during the fiscal year ended September 30, 2006.

Net Unrealized (Depreciation) Appreciation on Investments

        For the fiscal year ended September 30, 2007, we recorded net unrealized depreciation of $7,354. The unrealized depreciation was mainly attributable to the depreciated fair value on certain investments, most notably unrealized depreciation on Visual Edge Technology, Inc., Greatwide Logistics Services, Inc., LocalTel, Inc. and It's Just Lunch International LLC, partially offset by appreciation of our warrants in Finn Corporation.

        For the fiscal year ended September 30, 2006, we recorded net unrealized appreciation on investments of $5,969. The unrealized appreciation was mainly attributable to the early repayment or sale of loans that were underperforming as of September 30, 2005, most notably Finn Corporation and ARI Holdings, Inc., as well as the unrealized appreciation on the Finn Corporation warrants currently still in our portfolio.

Net Increase in Net Assets Resulting from Operations

        For the fiscal year ended September 30, 2007, we realized a net increase in net assets resulting from operations of $14,952. Based on a weighted average of 13,173,822 (basic and diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2007 was $1.13 (basic and diluted).

        For the fiscal year ended September 30, 2006, we realized a net increase in net assets resulting from operations of $24,430. Based on a weighted average of 11,381,378 (basic) and 11,615,922 (diluted) shares outstanding, our net increase in net assets from operations per weighted average common share for the fiscal year ended September 30, 2006 was $2.15 (basic) and $2.10 (diluted).

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

        At June 30, 2009, we had investments in debt securities of, or loans to, 51 private companies, totaling approximately $386,128 (cost basis) of total assets. During the nine months ended June 30, 2009 and June 30, 2008, the following investment activity occurred:

Quarter Ended	New Investments(1)	Principal Repayments(2)	Investments Sold	Net Loss on Disposal
June 30, 2009	$7,582	$15,439	$39,750	$(10,594)
March 31, 2009	8,427	13,053	—	(2,000)
December 31, 2008	8,702	14,927	2,212	(1,731)

	$24,711	$43,419	$41,962	$(14,325)

June 30, 2008	$43,678	$40,755	$—	$(86)
March 31, 2008	20,483	3,000	—	—
December 31, 2007	73,341	4,047	—	—

	$137,502	$47,802	$—	$(86)

(1)
New Investments

  During the nine months ended June 30, 2009, we extended $24,711 of investments to existing portfolio companies through revolver draws or the additions of new term notes. The most substantial investments were to United Maritime, Saunders & Associates, Lindmark, VantaCore and GFRC.

  During the nine months ended June 30, 2008, we extended, directly or through participations, $107,442 of loan originations to nine new portfolio companies, in one instance receiving a common equity warrant, and $30,060 of investments to existing portfolio companies through revolver draws or the additions of new term notes, for total new investments of $137,502. The originations of loans to new portfolio companies by quarter were as follows:

Quarter ended	Originations	Companies	Description
June 30, 2008	$35,750	3	Saunders, Legend and BAS Broadcasting
March 31, 2008	13,700	1	ACE Expediters
December 31, 2007	57,992	5	Interfilm, Reliable, Lindmark, GS Maritime and GFRC

Total	$107,442	9

(2)   Principal Repayments

  During the nine months ended June 30, 2009, three borrowers refinanced their loans for $14,075, three borrowers made unscheduled payoffs of $8,653, one borrower made an unscheduled partial payoff of $2,500, and we experienced contractual amortization, revolver repayments and some principal payments received ahead of schedule of $18,191, for total principal repayments of $43,419. The refinancings/payoffs by quarter were as follows:

Quarter ended	Repayments	Companies	Description
June 30, 2009	Payoff	1	Multi-Ag Media
	Partial payoff	1	Saunders & Associates Line of Credit
	Refinancing	1	ActivStyle
March 31, 2009	Refinancing	2	ACE Expediters and Sunburst Media
December 31, 2008	Payoff	2	Country Road and Community Media

  During the nine months ended June 30, 2008, three borrowers made payments in full ahead of contractual maturity for an aggregate of $25,073, two borrowers made unscheduled partial payoffs for an aggregate of $3,560, and we experienced contractual amortization, revolver repayments and some principal payments received ahead of schedule of an aggregate $19,169, for total principal repayments of $47,802. The total and partial payoffs by quarter were as follows:

Quarter ended	Repayments	Companies	Description
June 30, 2008	Repaid in full ahead of maturity	3	Reading Broadcasting, Macfadden Performing Arts and SCS Acquisition Corp.
	Partial payoff	1	Anitox—Senior Real Estate Term Debt
March 31, 2008	Partial payoff	1	Risk Metrics—Senior Subordinated Term Debt
December 31, 2007	None	—

(3)   Investments Sold

  During the nine months ended June 30, 2009, we sold 1 non-syndicated loan and 16 syndicated loans (which resulted in our exit from 7 portfolio companies) for an aggregate of $41,962 in net proceeds. The sales by quarter were as follows:

Quarter ended	Sales	Companies	Description
June 30, 2009	$39,750	8	See breakout below
March 31, 2009	—	—
December 31, 2008	2,212	—	One syndicated sale partially exited (Greatwide Senior Term Debt)

Total	$41,962	8

        The sales for the quarter ended June 30, 2009 are summarized below:

Companies exited	Loans		Proceeds
		Non-syndicated sale fully exited
1	1	It's Just Lunch—Senior Term Debt	$4,241

		Syndicated sales fully exited
1	1	AKQA—Senior Term Debt	$8,233
2	2	Bresnan Communications, LLC—Senior Term Debt	2,621
2	3	Bresnan Communications, LLC—Senior Subordinated Term Debt	1,087
3	4	Emdeon Business Services, Inc.—Senior Term Debt	2,000
3	5	Emdeon Business Services, Inc.—Senior Subordinated Term Debt	1,460
4	6	Harrington Holdings, Inc.—Senior Term Debt	2,059
4	7	Harrington Holdings, Inc.—Senior Subordinated Term Debt	3,045
5	8	RedPrairie Holding, Inc.—Senior Term Debt	3,045
5	9	RedPrairie Holding, Inc.—Senior Subordinated Term Debt	1,488
6	10	RiskMetrics Group Holdings, LLC—Senior Term Debt	1,761
7	11	United Maritime—Senior Subordinated Term Debt	4,860

		Total syndicated sales fully exited	$31,659

		Syndicated sales partially exited
—	1	CHG Companies, Inc.—Letter of Credit	333
—	2	CHG Companies, Inc.—Senior Term Debt	1,262
—	3	GTM Holdings, Inc.—Senior Term Debt	271
—	4	Wesco Holdings, Inc.—Senior Term Debt	1,984

		Total syndicated sales partially exited	$3,850

8	16	Total loan sales	$39,750

        The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments:

		Amount
For the remaining three months ending September 30:	2009	$11,465
For the fiscal year ending September 30:	2010	42,873
	2011	94,731
	2012	90,650
	2013	121,808
	2014	11,738
	Thereafter	6,851

	Total Contractual Repayments	$380,116
	Investments in Equity Securities	5,477
	Unamortized premiums, discounts and investment acquisition costs on debt securities	535

	Total	$386,128

        Net cash provided by operating activities for the nine months ended June 30, 2009, consisting primarily of the items described in "—Results of Operations—Comparison of the Nine Months Ended June 30, 2009 to the Nine Months Ended June 30, 2008" and the investment activity described above, was $81,653 as compared to net cash used in operating activities of $72,430 for the nine months ended June 30, 2008. Net cash used in operating activities for the fiscal year ended September 30, 2008 was $80,218. Net cash used in operating activities for the fiscal year ended September 30, 2007, consisting primarily of the items described in "—Results of Operations—Comparison of the Fiscal Years Ended September 30, 2007 to the Fiscal Year Ended September 30, 2006" and the investment activity described above, was $116,984 as compared to net cash provided by operating activities of $7,236 for the fiscal year ended September 30, 2006.

Investing Activities

        Net cash provided by investing activities for the nine months ended June 30, 2008 and the fiscal year ended September 30, 2008 was $2,484, which resulted from the redemption of the U.S. Treasury bill held by Gladstone Financial Corporation (previously known as Gladstone SSBIC Corporation). Net Cash used in investing activities for the fiscal year ended September 30, 2007 was $2,484 for the purchase of the U.S. Treasury Bill.

Financing Activities

        Net cash used in financing activities for the nine months ended June 30, 2009 was $83,580 and mainly consisted of net payments on the KEF Facility of $59,330, distribution payments of $22,142, and financing fees of $2,109 associated with the new credit facility, which was entered into on May 15, 2009. Net cash provided by financing activities for the nine months ended June 30, 2008 was $66,533 and consisted of two offerings of common stock for net proceeds of $106,226, partially offset by net repayments on our line of credit of $11,350 and distribution payments of $24,523. Net cash provided by financing activities for the fiscal year ended September 30, 2008 was $75,388 and mainly consisted of net borrowings on our line of credit of $6,590, proceeds of $105,374, net of offering costs, from the issuance of common stock and the payment of $33,379 of dividends. Net cash provided by financing activities for the fiscal year ended September 30, 2007 was $127,575 and mainly consisted of net borrowings on our line of credit of $94,447, proceeds of $56,764, net of offering costs, from the issuance of common stock and the payment of $22,141 of dividends. Net cash used in financing activities for the fiscal year ended September 30, 2006 was $7,008 and consisted of $149,781 of repayments on our line of credit, and $18,629 for the payment of dividends. These outflows were partially offset by approximately $146,740 of cash received from borrowings on the line of credit and the exercise of stock options for $14,683.

Distributions

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Further, our KEF Facility requires us to pay distributions only from estimated net investment income. In accordance with these requirements, we declared and paid monthly cash distributions of $0.07 per common share for April, May and June 2009. In July 2009, our Board of Directors declared a monthly distribution of $0.07 per common share for each of July, August and September 2009 and in October 2009, our Board of Directors declared a monthly distribution of $0.07 per common share for each of October, November and December 2009.

Issuance of Equity

        We have filed a registration statement with the SEC, which we refer to as the Registration Statement, of which this prospectus is a part, that permits us to issue, through one or more transactions, up to an aggregate of $300,000 in securities, consisting of common stock, senior common stock, preferred stock, subscription rights, warrants representing rights to purchase shares of common stock, debt securities, or a combination of the foregoing.

        We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. Additionally, when our common stock is trading below NAV, we will have regulatory constraints under the 1940 Act on our ability to obtain additional capital in this manner. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per share, other than to our then existing stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. As of June 30, 2009, our NAV per share was $11.86 and as of October 16, 2009 our closing market price was $9.29 per share. To the extent that our common stock continues to trade at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or a rights offering. The asset coverage requirement of a BDC under the 1940 Act effectively limits our ratio of debt to equity to 1:1. To the extent that we are unable to raise capital through the issuance of equity, our ability to raise capital through the issuance of debt may also be inhibited to the extent of our regulatory debt to equity ratio limits.

        At our annual meeting of stockholders held on February 19, 2009, stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per share for a period of one year, provided that our Board of Directors makes certain determinations prior to any such sale.

Revolving Credit Facility

        On May 15, 2009, through our wholly-owned subsidiary Business Loan, we entered into the KEF Facility. BB&T also joined the KEF Facility as a committed lender. In connection with entering into the KEF Facility, we borrowed $35,881 under the KEF Facility to make a final payment to Deutsche Bank AG in satisfaction of all unpaid principal and interest owed to Deutsche Bank AG under the prior credit agreement. The KEF Facility may be expanded up to $200.0 million through the addition of other committed lenders to the facility. Without the addition of other committed lenders, the KEF Facility provides a total commitment of $127.0 million through December 31, 2009, $102.0 million from January 1, 2010 to May 11, 2010, and $77.0 million thereafter. On October 9, 2009 we reduced the size of the KEF Facility by $15.0 million from $127.0 million to $112.0 million. Under the KEF Facility the first $50.0 million of commitment reductions are applied against Key Bank's commitment. Therefore, the entire $15.0 million was subtracted from Key Bank's commitment, reducing it from $100.0 million to $85.0 million and leaving BB&T's commitment unchanged at $27.0 million. As a result of the manner in which our borrowing base is calculated under the KEF Facility, the reduction did not affect our borrowing capacity under the KEF Facility at the time of the reduction. The KEF Facility matures on May 14, 2010, and if the facility is not renewed or extended by this date, all principal and interest will be due and payable within one year of maturity. Advances under the KEF Facility will generally bear interest at the 30-day LIBOR or commercial paper rate (subject to a minimum rate of 2%), plus 4% per annum, with a commitment fee of 0.75% per annum on undrawn amounts. As of June 30, 2009, there was approximately $91,700 of borrowings outstanding on the KEF Facility at an average rate of 6.99%, and the remaining borrowing capacity under the KEF Facility was $35,300. Available borrowings are subject to various constraints imposed under the KEF Facility, based on the aggregate loan balance pledged by Business Loan. Interest is payable monthly during the term of the KEF Facility. After May 14, 2010, if the KEF Facility is not renewed, all principal collections from our loans are required to be used to pay outstanding principal on the KEF Facility.

        The KEF Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also limits payments of distributions. Further, the KEF Facility requires us to pay distributions only from estimated net investment income. As of June 30, 2009, Business Loan was in compliance with all of the facility covenants. Additionally, during the three months ended June 30, 2009, we elected to apply SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities, specifically for the KEF Facility which requires us to apply a fair value methodology to the KEF Facility as of June 30, 2009, which is the period that this liability became eligible under SFAS No. 159. Due to the nature of the KEF Facility being a short-term agreement and the fact that interest is based on a variable interest rate, the KEF Facility was fair valued at its approximate cost basis as of June 30, 2009.

        In conjunction with entering into the KEF Facility, we amended a performance guaranty, which remains substantially similar to the form under the previous facility. The loan documents require us to maintain a minimum net worth of $200 million plus 50% of all equity issuances after May 2009, to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act, and to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2009, we were in compliance with all covenants under the performance guaranty.

        Our continued compliance with these covenants, however, depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of its assets, which valuation is subject to changing market conditions that are presently very volatile, affects our ability to comply with these covenants. Given the continued deterioration in the capital markets, net unrealized depreciation in our portfolio may occur in future periods and threaten our ability to comply with the covenants under our KEF Facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we are unable to obtain a waiver from the lenders, could accelerate our repayment obligations under the KEF Facility and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions.

        The KEF Facility matures on May 14, 2010, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of maturity. Between the maturity date and May 14, 2011, our lenders have a right to apply all interest income to amounts outstanding under the KEF Facility. There can be no guarantee that we will be able to renew, extend or replace the KEF Facility on terms that are favorable to us, or at all. Our ability to obtain replacement financing will be constrained by current economic conditions affecting the credit markets, which have significantly deteriorated over the last several months and may decline further. Consequently, any renewal, extension or refinancing of the KEF Facility will likely result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds with regard to our ability to fund investments or maintain distributions. For instance, in connection with the establishment of the KEF Facility in May 2009, the size of the line was reduced from $162,000 under our prior facility to $127,000 under the KEF Facility, and Deutsche Bank AG, who was a committed lender under our prior credit facility elected not to participate in the KEF Facility and withdrew its commitment. If we are not able to renew, extend or refinance the KEF Facility, this would likely have a material adverse effect on our liquidity and ability to fund new investments or pay distributions to our stockholders. Our inability to pay distributions could result in it failing to qualify as a RIC. Consequently, any income or gains could become taxable at corporate rates. If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses such as those recently recorded in connection with the syndicated loan sales, which resulted in a realized loss of approximately $10,594 during the quarter ended June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the KEF Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders' interest in our earnings and assets and voting interest in our company.

Contractual Obligations and Off-Balance Sheet Arrangements

        As of June 30, 2009, we were not party to any signed term sheets for potential investments. We did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K as of June 30, 2009.

Quantitative and Qualitative Disclosures About Market Risk

        Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The primary risk we believe we are exposed to is interest rate risk. We estimate that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates and approximately 80% will be made at variable rates. As of June 30, 2009, approximately 81% of our investment portfolio, at cost, was comprised of loans at variable rates with a floor, approximately 2% of our investment portfolio, at cost, was in loans at variable rates with a floor and ceiling, approximately 13% of our investment portfolio, at cost, was in loans at variable rates without a floor or ceiling and approximately 4% of our investment portfolio, at cost, was in loans at fixed rates. All of our variable-rate loans have rates associated with either the current LIBOR or Prime Rate.

        We have a revolving credit facility, based on variable rates, with KEF which matures in May 2010. As of June 30, 2009, there was approximately $91,700 of borrowings outstanding on the KEF Facility at an average rate of 6.99%, and the remaining borrowing capacity under the KEF Facility was $35,300. On October 9, 2009 we reduced the size of the KEF Facility by $15.0 million from $127.0 million to $112.0 million.

        Currently, we hold no interest rate cap agreements. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio.

        To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant and no further actions beyond the interest rate cap agreement are taken to alter our existing interest rate sensitivity.

Basis Point Change	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase in Net Assets Resulting from Operations
Up 200 basis points	$1,351	$1,834	$(483)
Up 100 basis points	704	917	(213)
Down 100 basis points	(273)	(917)	644
Down 200 basis points	(372)	(1,834)	1,462

        Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

        We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, however, some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2009 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value, or NAV, per share during a period beginning on February 19, 2009, which we refer to as the Stockholder Approval, and expiring on the first anniversary of the date of the 2009 annual stockholders meeting. In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

        Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objectives.

        In making a determination that an offering of common stock below its NAV per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

  •
  the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

        Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our Adviser as our Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

        We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company's NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

        Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See "Risk Factors—Risks Related to an Investment in Our Common Stock."

        The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.33)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.33)%

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering 200,000 shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.50% of an offering of 200,000 shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	(2,087)	—	$407	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

 BUSINESS

Overview

        We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, individual investors or are family-owned businesses, with a particular focus on senior notes. In addition, we may acquire from others existing loans that meet this profile. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC under the Code.

Our Investment Adviser and Administrator

        Gladstone Management Corporation, or the Adviser, is led by a management team which has extensive experience in our lines of business. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC, or the Administrator, which employs our chief financial officer, chief compliance officer, treasurer and their respective staffs. Excluding our chief financial officer, all our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser and Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Investment, a publicly traded business development company; and Gladstone Land Corporation, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer. All of our directors and executive officers, with the exception of our chief financial officer, serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Capital. In the future, our Adviser and Administrator may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to a contractual investment advisory arrangement since October 1, 2004. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers' Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and has offices in the states of New York, New Jersey, Illinois, Texas and Georgia.

Our Investment Strategy

        We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, venture capital funds, individual investors or are family-owned businesses. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We seek to invest primarily in three categories of debt of private companies:

  •
  Senior Subordinated Notes.  We seek to invest a portion of our assets in senior subordinated notes. Holders of senior subordinated notes are subordinated to the rights of holders of senior debt in their right to receive principal and interest payments or, in the case of last out tranches of senior debt, liquidation proceeds from the borrower. As a result, senior subordinated notes are riskier than senior notes. Although such loans are sometimes secured by significant collateral, the lender is largely dependent on the borrower's cash flow for repayment.

    Additionally, lenders may receive warrants to acquire shares of stock in borrowers or other yield enhancements in connection with these loans. Senior subordinated notes include second lien loans and syndicated second lien loans.

  •
  Senior Notes.  We seek to invest a portion of our assets in senior notes of borrowers. Using its assets and cash flow as collateral, the borrower typically uses senior notes to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock, warrants to purchase stock of the borrowers or other yield enhancements. As such, they generally do not participate in the equity appreciation of the value of the business. Senior notes may include revolving lines of credit, senior term loans, senior syndicated loans and senior last-out tranche loans.

  •
  Junior Subordinated Notes.  We also seek to invest a small portion of our assets in junior subordinated notes. Holders of junior subordinated notes are subordinated to the rights of the holders of senior debt and senior subordinated debt in their rights to receive principal and interest payments from the borrower. The risk profile of junior subordinated notes is high, which permits the junior subordinated lender to obtain higher interest rates and more equity and equity-like compensation.

Corporate Information

        Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at http://www.gladstonecapital.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

  Overview of Investment and Approval Process

        To originate investments, our Adviser's investment professionals use an extensive referral network comprised primarily of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser's investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity from our Adviser's investment committee, which is composed of David Gladstone (our chairman and chief executive officer), Terry Lee Brubaker (our vice chairman and chief operating officer) and George Stelljes III (our president and chief investment officer). If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to our Adviser's investment committee, which must approve each investment. Further, each financing is reviewed and approved by the members of our Board of Directors, a majority of whom are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act.

  Prospective Portfolio Company Characteristics

        We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

  •
  Value-and-Income Orientation and Positive Cash Flow.  Our investment philosophy places a premium on fundamental analysis from an investor's perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required distributions on preferred stock. Typically, we do not expect to invest in start-up companies or companies with speculative business plans.

  •
  Experienced Management.  We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

  •
  Strong Competitive Position in an Industry.  We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

  •
  Exit Strategy.  We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them and to reinvest in their respective businesses. We expect that such internally generated cash flow, which will allow our portfolio companies to pay interest on, and repay the principal of, our investments, will be a key means by which we exit from our investments over time. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we may obtain or retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

  •
  Liquidation Value of Assets.  The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our investment analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

  Extensive Due Diligence

        Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company may begin with a review of publicly available information, and generally includes some or all of the following:

  •
  a review of the prospective portfolio company's historical and projected financial information;

  •
  visits to the prospective portfolio company's business site(s);

  •
  interviews with the prospective portfolio company's management, employees, customers and vendors;

  •
  review of all loan documents;

  •
  background checks on the prospective portfolio company's management team; and

  •
  research on the prospective portfolio company's products, services or particular industry.

        Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout or other recapitalization, our Adviser's investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser's investment committee, which consists of Messrs. Gladstone, Brubaker and Stelljes. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

        We also rely on the long-term relationships that our Adviser's investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

  Investment Structure

        We typically invest in senior, senior subordinated and junior subordinated loans. Our loans typically range from $5 million to $20 million, although the size of our investments may vary as our capital base changes. Our loans generally mature within seven years and accrue interest at a variable rate that exceeds the LIBOR and prime rates. In the past, some of our loans have had a provision that calls for some portion of the interest payments to be deferred and added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called "paid in kind," or PIK, interest, and, when earned, we record PIK income as interest income and add the PIK interest to the principal balance of the loans. As of June 30, 2009, one loan in our portfolio bore PIK interest.

        To the extent possible, our loans generally are collateralized by a security interest in the borrower's assets. In senior and subordinated loans, we do not usually have the first claim on these assets. Interest payments on loans we make will generally be made monthly or quarterly (except to the extent of any PIK interest) with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We seek to make loans that are accompanied by warrants to purchase stock in the borrowers or other yield enhancement features, such as success fees. Any warrants that we receive will typically have an exercise price equal to the fair value of the portfolio company's common stock at the time of the loan and entitle us to purchase a modest percentage of the borrower's stock. Success fees are conditional interest that is paid if the borrower is successful. The success fee is calculated as additional interest on the loan and is paid upon the occurrence of certain triggering events, such as the sale of the borrower. If the event or events do not occur, no success fee will be paid.

        From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in a follow-on financing will have characteristics comparable to those issued in the original financing. In some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company, and thus may jeopardize our investment in that borrower.

        As noted above, we expect to receive yield enhancements in connection with many of our loans, which may include warrants to purchase stock or success fees. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests or other yield enhancements. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower's public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

        Risk Management.    We seek to limit the downside risk of our investments by:

  •
  making investments with an expected total return (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

  •
  seeking collateral or superior positions in the portfolio company's capital structure where possible;

  •
  incorporating put rights and call protection into the investment structure where possible; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the preservation of our capital.

  Temporary Investments

        Pending investment in private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to collectively as temporary investments, so that at least 70% of our assets are "qualifying assets," for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation as a Business Development Company."

  Hedging Strategies

        Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies in which we hold equity investments goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly traded securities by, for instance, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but it would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions, we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Hedging strategies can pose risks to us and our stockholders, but we believe that such activities are manageable because they will be limited to only a portion of our portfolio.

        Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security "in contravention of such rules and regulations or orders as the [SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . ." Though, to date, the SEC has not yet promulgated regulations under this statute, it is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. Accordingly, we will only engage in hedging activities that comply with applicable law and regulations.

Competitive Advantages

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses:

  Management expertise

        David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and the Gladstone Companies, and has been involved in all aspects of the Gladstone Companies' investment activities, including serving as a member of our Adviser's investment committee. Terry Lee Brubaker is our chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for our Adviser as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of our Adviser's investment professionals and supporting staff that possess a broad range of transactional, financial, managerial, and investment skills.

  Increased access to investment opportunities developed through proprietary research capability and extensive network of contacts

        Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser's investment professionals have long-term relationships. We believe that our Adviser's investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, our Adviser expects to generate information from its professionals' network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

  Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital

        In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser's approach seeks to reduce risk in investments by using some or all of the following:

  •
  focusing on companies with good market positions, established management teams and good cash flow;

  •
  investing in businesses with experienced management teams;

  •
  engaging in extensive due diligence from the perspective of a long-term investor;

  •
  investing at low price-to-cash flow multiples; or

  •
  adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

  Longer investment horizon with attractive publicly traded model

        Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors' capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

  Flexible transaction structuring

        We believe our management team's broad expertise and ability to draw upon many years of combined experience enable our Adviser to identify, assess, and structure investments successfully across all levels of a company's capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

  Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we may issue senior debt securities (including borrowings under our current line of credit) up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may find it necessary to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See "Regulation as a Business Development Company—Asset Coverage" for a discussion of our leveraging constraints.

Ongoing Relationships with and Monitoring of Portfolio Companies

  Monitoring

        Our Adviser's investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor the status and performance of each portfolio company and use it to evaluate the overall performance of our portfolio.

        Our Adviser employs various methods of evaluating and monitoring the performance of our investments, which include some or all of the following:

  •
  Assessment of success in the portfolio company's overall adherence to its business plan and compliance with covenants;

  •
  Attendance at and participation in meetings of the portfolio company's board of directors;

  •
  Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

  •
  Comparison with other companies in the portfolio company's industry; and

  •
  Review of monthly and quarterly financial statements and financial projections for portfolio companies.

  Managerial Assistance and Services

        As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with managerial assistance. Our Adviser provides other services to our portfolio companies and receives fees for these other services, certain of which are credited by 50% against the investment advisory fees that we pay our Adviser.

  Valuation Process

        The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. We value our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, our Adviser has established the Policy. The Policy has been approved by our Board of Directors, and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available or reliable, we perform the following valuation process each quarter:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser's investment professionals responsible for the investment, using the Policy.

  •
  Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by SPSE for review by our Board of Directors.

  •
  Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

        Our valuation policies, procedures and processes are more fully described under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Investment Valuation."

Investment Advisory and Management Agreements

        Since October 1, 2004, we have been externally managed pursuant to a contractual investment advisory arrangement with our Adviser, under which our Adviser has directly employed all of our personnel and paid its payroll, benefits, and general expenses directly. The Initial Advisory Agreement was in place from October 1, 2004 through September 30, 2006. On October 1, 2006, we entered into the Amended Advisory Agreement with our Adviser and the Administration Agreement with our Administrator. Our Board of Directors proposed the Amended Advisory Agreement to stockholders in order to provide what it considers to be more appropriate incentives to reward fund management, and our stockholders approved each of these agreements on December 2, 2005. The management services and fees in effect under the Initial and Amended Advisory Agreements are described below. In addition to the fees described below, certain fees received by our Adviser from our portfolio companies were 100% credited, prior to April 1, 2007, or 50% credited subsequent to April 1, 2007, against the investment advisory fee. In addition, we continue to pay our direct expenses including, but not limited to, directors fees, legal and accounting fees, and stockholder related expenses under the Amended Advisory Agreement.

        Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual base management fee of 2%. This fee was then directly reduced by the amount of loan servicing fees paid to the Adviser and any other fees received by the Adviser from our borrowers and potential borrowers.

        Under the Amended Advisory Agreement, we pay our Adviser an annual base management fee of 2% of the average value of our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowing, valued at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        We also pay our Adviser a two-part incentive fee under the Amended Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We will pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

        The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

        Beginning in April 2006, our Board of Directors has accepted from the Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. These waivers were applied through June 30, 2009, and any waived fees may not be recouped by our Adviser in the future.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Loan in return for which our Adviser receives a 1.5% annual fee based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. This fee directly reduced the amount of fee payable under both the Initial and Amended Advisory Agreements. Loan servicing fees of $6,117 were incurred for the fiscal year ended September 30, 2008, all of which were directly credited against the amount of the base management fee due to our Adviser under the Amended Advisory Agreement.

        We pay our direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder-related expenses, and directors and officers insurance under the Amended Advisory Agreement.

Administration Agreement

        We have entered into the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total expenses by the percentage of our average assets (the total assets at the beginning each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

Code of Ethics

        We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at http://www.gladstonecapital.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, who also serves as chief compliance officer for our Adviser.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

        We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser and our Administrator pursuant to the terms of the Amended Advisory Agreement and Administration Agreement, respectively. Excluding our chief financial officer, each of our executive officers is an employee and executive officer of our Adviser or our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 35-40 full time employees of our Adviser and Administrator will spend substantial time on our matters during the remainder of calendar year 2009 and all of calendar year 2010. To the extent that we acquire more investments, we anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase.

        As of September 30, 2009, our Adviser and Administrator collectively had 53 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
11	Executive Management
35	Investment Management, Portfolio Management and Due Diligence
7	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

        We do not own any real estate or other physical properties materially important to our operations. Gladstone Management Corporation is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Amended Advisory Agreement and Administration Agreement. Our Adviser and Administrator are headquartered in McLean, Virginia and our Adviser also has operations in New York, New Jersey, Illinois, Texas and Georgia.

Legal Proceedings

        We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

 PORTFOLIO COMPANIES

        The following table sets forth certain information as of June 30, 2009, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis	Cost of Intial Value of Investment	Value of Investment as of June 30, 2009
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Non-syndicated Loans:
Access Television Network, Inc. 2600 Michelson Drive, Ste 1650 Irvine, California 91612	Service-cable airtime (infomercials)	Senior Term Debt (10.5%, Due 6/2009)(5)(9)		$1,013,012	$966,717
ACE Expediters, Inc 220 Weber St. Orlando, FL 23893	Service-over-the-ground logistics	Senior Term Debt (13.5%, Due 1/2012)(5) Common Stock Warrants(8)(14)	100%	5,000,000 200,000	4,706,250 599,895
ActivStyle Acquisition Co. 3100 Pacific Street North Minneapolis, MN 55411	Service-medical products distribution	Senior Term Debt (13.0%, Due 9/2012)(3)(5)		4,000,000	3,850,000
Allison Publications, LLC 4311 Oak Lawn, Suite 100 Dallas, Texas 75219	Service-publisher of consumer oriented magazines	Senior Term Debt (10.0%, Due 9/2012)(5)		9,864,049	8,832,600
Anitox Acquisition Company 1055 Progress Circle Lawrenceville, GA 30043	Manufacturing-preservatives for animal feed	Line of Credit, $3,000 available (4.6%, Due 1/2010)(5) Senior Term Debt (8.5%, Due 1/2012)(5) Senior Term Debt (10.5%, Due 1/2012)(3)(5)		2,000,000 3,014,000 3,688,000	1,935,000 2,916,045 3,512,820
Badanco Acquisition Corp. 994 Riverview Drive Totowa, NJ 07512	Service-luggage design and distribution	Senior Subordinated Term Debt (non-accrual, Due 7/2012)(10)(15)		9,408,750	—
BAS Broadcasting 905 West State St. Fremont, OH 43420	Service-radio station operator	Senior Term Debt (11.5%, Due 7/2013)(5) Senior Term Debt (12.0%, Due 7/2009)(3)(5)		7,300,000 950,000	6,880,250 931,000
CCS, LLC 729 S. Bernard Spokane, Washington 99204	Service-cable TV franchise owner	Senior Term Debt (non-accrual, Due 8/2008)(5)(10)		630,957	157,739
Chinese Yellow Pages Company 51 West Mountain Road Ridgefield, CT 06877	Service-publisher of Chinese language directories	Line of Credit, $700 available (7.3%, Due 9/2010)(5) Senior Term Debt (7.3%, Due 9/2010)(5)		675,000 563,703	626,063 517,952
Clinton Holdings, LLC 6270 Van Buren Road Clinton, OH 44216	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (12.0%, Due 1/2013)(5) Escrow Funding Note (1.4%, Due 1/2010)(11) Common Stock Warrants(8)(14)	100%	15,500,000 640,000 109,124	13,175,000 640,000 —
CMI Acquisition, LLC 4211 E. 43rd St. Place Kearney, NE 68848	Service-recycling	Senior Subordinated Term Debt (11.0%, Due 11/2012)(5)		6,275,636	5,883,408
Defiance Acquisition Corp. 1090 Perry Street Defiance, OH 43512	Manufacturing-trucking parts	Senior Term Debt (11.0%, Due 4/2010)(3)(5) Senior Term Debt (11.0%, Due 4/2010)(3)(5)		6,005,000 987,131	3,603,000 592,279
Doe & Ingalls Management LLC 1301 Person Street Durham, NC 27703	Distributor-specialty chemicals	Senior Term Debt (6.8%, Due 11/2010)(5) Senior Term Debt (7.8%, Due 11/2010)(3)(5)		2,500,000 4,376,250	2,456,250 4,266,844
Finn Corporation 9281 Lesaint Drive Fairfield, OH 45014	Manufacturing-landscape equipment	Common Stock Warrants(8)(14)	100%	37,000	1,426,870
GFRC Holdings LLC 3615 Miller Park Dr. Garland, TX 75042	Manufacturing-glass-fiber reinforced concrete	Line of Credit, $1,000 available (4.6%, Due 12/2010)(5) Senior Term Debt (9.0%, Due 12/2012)(5) Senior Subordinated Term Debt (11.5%, Due 12/2012)(3)(5)		— 6,598,623 6,665,625	— 6,417,161 6,399,000
Global Materials Technologies, Inc. 1540 E. Dundee Road Palatine, IL 60067	Manufacturing-steel wool products and metal fibers	Senior Term Debt (13.0%, Due 11/2009)(3)(5)		4,460,000	3,947,100

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis	Cost of Intial Value of Investment	Value of Investment as of June 30, 2009
Heartland Communications Group 4650 West Spencer Street Appleton, Wisconsin 54914	Service-radio station operator	Senior Term Debt (10.0%, Due 5/2011)(5)		$4,570,065	$2,725,800
Interfilm Holdings, Inc. 223 Pine Road Easley, SC 29642	Service-slitter and distributor of plastic films	Senior Term Debt (10.5%, Due 10/2012)(5)		4,962,500	4,608,922
International Junior Golf Training Acquisition Company 58 Hospital Center Common Hilton Head, SC 29926	Service-golf training	Line of Credit, $1,500 available (9.0%, Due 5/2010)(5) Senior Term Debt (4.6%, Due 5/2012)(5) Senior Term Debt (10.5%, Due 5/2012)(3)(5)		1,400,000 2,252,500 2,500,000	1,375,500 2,151,138 2,359,375
KMBQ Corporation 2200 East Parks Highway Wasilla, Alaska 99654	Service-AM/FM radio broadcaster	Line of Credit, $200 available (11.0%, Due 3/2010)(5) Senior Term Debt (11.0%, Due 3/2010)(5)		153,000 1,786,600	68,850 801,448
Legend Communications of Wyoming LLC 6805 Douglas Legum Dr, Ste 100 Elkridge, MD 21075	Service-operator of radio stations	Line of Credit, $500 available (11.0%, Due 6/2011)(5) Senior Term Debt (11.0%, Due 6/2013)(5)		497,491 9,250,000	447,742 8,325,000
Newhall Holdings, Inc. 26529 Ruether Ave Santa Clarita, CA 91350	Service-distributor of personal care products and supplements	Line of Credit, $3,000 available (11.3%, Due 5/2010)(5) Senior Term Debt(5)(11.3%, Due 5/2012)(5) Senior Term Debt (14.3%, Due 5/2012)(3)(5)		1,000,000 3,960,000 4,432,500	950,000 3,762,000 4,144,388
Northern Contours, Inc. 409 South Roberts Street Fergus Falls, MN 56537	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt (10.0%, Due 5/2010)(5)		6,650,000	5,685,750
Pinnacle Treatment Centers, Inc. 59 31st Street Pittsburgh, PA 15201	Service-Addiction treatment centers	Line of Credit, $500 available (4.6%, Due 12/2009) Senior Term Debt (8.5%, Due 12/2011)(5) Senior Term Debt (10.5%, Due 12/2011)(3)(5)		— 2,950,000 7,500,000	— 2,802,500 7,087,500
Precision Acquisition Group Holdings, Inc. 435 Burt Street Sistersville, WV 26175	Manufacturing-consumable components for the aluminum industry	Equipment Note, $1,500 available (8.5%, Due 10/2011)(5) Senior Term Debt (8.5%, Due 10/2010)(5) Senior Term Debt (11.5%, Due 10/2010)(3)(5)		1,000,000 4,375,000 4,095,000	986,250 4,309,375 4,038,694
PROFITSystems Acquisition Co. 422 E. Vermijo Ave, Suite 100 Colorado Springs, CO 80903	Service-design and develop ERP software	Line of Credit, $350 available (4.6%, Due 7/2009) Senior Term Debt (8.5%, Due 7/2011)(5) Senior Term Debt (10.5%, Due 7/2011)(3)(5)		— 1,750,000 2,900,000	— 1,610,000 2,639,000
RCS Management Holding Co. 16535 Southpark Drive Westfield, IN 46074	Service-healthcare supplies	Senior Term Debt (8.5%, Due 1/2011)(3)(5) Senior Term Debt (10.5%, Due 1/2011)(4)(5)		2,562,500 3,060,000	2,460,000 2,903,175
Reliable Biopharmaceutical Holdings, Inc. 1945 Walton Rd. St. Louis, MO 63114	Manufacturing-pharmaceutical and biochemical intermediates	Line of Credit, $5,000 available (9.0%, Due 10/2010)(5) Mortgage Note (9.5%, Due 10/2014)(5) Senior Term Debt (9.0%, Due 10/2012)(5) Senior Term Debt (11.0%, Due 10/2012)(3)(5) Senior Subordinated Term Debt (12.0%, Due 10/2013)(5) Common Stock Warrants(8)(14)	100%	1,700,000 7,351,926 1,597,500 11,843,148 6,000,000 208,675	1,649,000 7,186,507 1,549,575 11,354,618 5,490,000 206,276
Saunders & Associates 2520 East Rose Garden Ln. Phoenix, AZ 85050	Manufacturing-equipment provider for frequency control devices	Senior Term Debt (9.8%, Due 5/2013)(5)		10,780,000	10,483,550
SCI Cable, Inc. 6700 South Topeka Boulevard Building 818, Unit N4 Topeka, Kansas 66619	Service-cable, internet, voice provider	Senior Term Debt (9.3%, Due 10/2008)(5)(12)		2,781,491	556,298
Sunburst Media—Louisiana, LLC 300 Crescent Court, Suite 850 Dallas, Texas 75201	Service-radio station operator	Senior Term Debt (10.5%, Due 6/2011)(5)		6,416,612	5,849,062
Sunshine Media Holdings 8283 N. Hayden Rd. Scottsdale, AZ 85258	Service-publisher regional B2B trade magazines	Senior Term Debt (11.0%, Due 5/2012)(5) Senior Term Debt (13.5%, Due 5/2012)(3)(5)		16,948,000 10,700,000	16,058,230 9,991,125

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis		Cost of Intial Value of Investment	Value of Investment as of June 30, 2009
Thibaut Acquisition Co. 480 Frelinghuysen Avenue Newark, NJ 07114	Service-design and disbribute wall covering	Line of Credit, $1,000 available (9.0%, Due 1/2011)(5) Senior Term Debt (8.5%, Due 1/2011)(5) Senior Term Debt (12.0%, Due 1/2011)(3)(5)			$1,000,000 1,487,500 3,000,000	$940,000 1,398,250 2,760,000
Tulsa Welding School 2545 E. 11th St. Tulsa, OK 74104	Service-private welding school	Line of credit, $750 available (9.5%, Due 9/2011)(5) Senior Term Debt (9.5%, Due 9/2013)(5) Senior Term Debt (12.8%, Due 9/2013)(5)			— 4,143,750 8,000,000	— 4,138,571 7,980,000
VantaCore 430 Park Ave., Suite 701 New York, NY 10022	Service-acquisition of aggregate quarries	Senior Subordinated Term Debt (12.0%, Due 8/2013)(5)			13,794,500	13,587,582
Viapack, Inc. 36-08 Review Avenue Long Island City, NY 11101	Manufacturing-polyethylene film	Senior Real Estate Term Debt (10.0%, Due 3/2011)(5) Senior Term Debt (13.0%, Due 3/2011)(3)(5)			800,000 4,062,500	740,000 3,737,500
Visual Edge Technology, Inc. 3874 Highland Park NW North Canton, OH 44720	Service-office equipment distribution	Line of credit, $3,000 available (7.8%, Due 9/2011)(5) Senior Subordinated Term Debt (15.5%, Due 8/2011)(5)			3,000,000 5,000,000	2,355,000 3,925,000
Westlake Hardware, Inc. 14000 Marshall Dr. Lenexa, KS 66215	Retail-hardware and variety	Senior Subordinated Term Debt (9.0%, Due 1/2011)(5) Senior Subordinated Term Debt (10.3%, Due 1/2011)(5)			15,000,000 10,000,000	14,100,000 9,250,000
Winchester Electronics 62 Barnes Industrial Road North Wallingford, CT 06492	Manufacturing-high bandwidth connectors and cables	Senior Term Debt (5.3%, Due 5/2013)(5) Senior Term Debt (5.8%, Due 5/2013)(5) Senior Subordinated Term Debt (14.0%, Due 6/2013)(5)			859,832 1,690,213 9,925,000	846,934 1,614,154 9,255,063

Subtotal—Non-syndicated loans					334,159,663	298,483,945

Syndicated Loans:
CHG Companies, Inc. 4021 South 700 Suite 300 Salt Lake City, UT 84107	Service-healthcare staffing	Senior Subordinated Term Debt (6.3%, Due 12/2013)(6)			500,000	471,128
GTM Holdings, Inc. 514 West 21st Street P.O. Box 580 Newton, NC 28658	Manufacturing-socks	Senior Subordinated Term Debt (11.8%, Due 4/2014)(6)			500,000	462,487
John Henry Holdings, Inc. 5800 W. Grand River Ave PO Box 17099 Lansing, MI 48901	Manufacturing-packaging products	Senior Subordinated Term Debt (7.3%, Due 6/2011)(7)			8,000,000	6,400,000
Kinetek Acquisition Corp. ArborLake Center, Suite 550 1751 Lake Cook Road Deerfield, IL 60015	Manufacturing-custom engineered motors & controls	Senior Term Debt (3.6%, Due 11/2013)(6) Senior Subordinated Term Debt (6.6%, Due 5/2014)(6)			1,439,098 1,506,502	717,598 300,000
Puerto Rico Cable Acquisition Company, Inc. 996 Street San Roberto Reparto Loyola, Bo. Monacillos San Juan, PR 00926	Service-telecommunications	Senior Subordinated Term Debt (7.9%, Due 1/2012)(6)			7,177,638	6,853,040
Wesco Holdings, Inc. 27727 Avenue Scott Valencia, CA 91355	Service-aerospace parts and distribution	Senior Subordinated Term Debt (6.1%, Due 3/2014)(6)			2,265,065	1,926,598
WP Evenflo Group Holdings Inc. 707 Crossroads Court Vandalia, OH 45377	Manufacturing-infant and juvenile products	Senior Term Debt (7.3%, Due 2/2013)(6) Senior Preferred Equity(8)(11) Junior Preferred Equity(8)(11) Common Stock(8)(11)	100 100 100	% % %	1,905,572 333,333 111,111 2	1,441,842 333,333 111,111 —

Subtotal—Syndicated loans					23,738,321	19,017,137

Total Non-Control/Non-Affiliate Investments					$357,897,984	$317,501,082

Portfolio Company(1)	Nature of Business	Type of Security(2)	% of Class Owned on a Fully Diluted Basis		Cost of Intial Value of Investment	Value of Investment as of June 30, 2009
CONTROL INVESTMENTS
BERTL, Inc. 200 Craig Road Manalapan, NJ 07726	Service-web-based evaluator of digital imaging products	Line of Credit, $842 available (6.6%, Due 10/2009)(13)(14) Common Stock(8)(14)	100%		$908,316 423,548	$	— —
Lindmark Acquisition, LLC 306 Lindmark Ave. Purcell, OK 73080	Service-advertising	Senior Subordinated Term Debt (11.3%, Due 10/2012)(14) Senior Subordinated Term Debt (13.0%, Due 10/2012)(14) Common Stock(8)(14)	100%		12,000,000 1,468,695 100		10,260,000 961,674 —
LYP Holdings Corp. 210 Bear Hill Rd, Ste 400 Waltham, MA 02451	Service-yellow pages publishing	Line of credit, $1,250 available (10.0%, Due 7/2010)(14) Senior Term Debt (12.5%, Due 2/2012)(14) Line of Credit, $3,000 available (4.8%, Due 6/2010)(14) Senior Term Debt (8.5%, Due 6/2011)(14) Senior Term Debt (10.5%, Due 6/2011)(3)(14) Common Stock Warrants(8)(14)	100%		773,000 250,000 1,170,000 2,687,500 2,750,000 250		773,000 250,000 716,621 — — —
U.S. Healthcare Communications, Inc. 318 Cleveland Ave., Unit 1 Highland Park, NJ 08904	Service-magazine publisher/operator	Line of credit, $200 available (non-accrual, Due 3/2010)(10)(14) Line of credit, $450 available (non-accrual, Due 3/2010)(10)(14) Common Stock(8)(14)	100%		169,000 450,000 2,469,754		169,000 401,544 —
Western Directories, Inc. 330 Hatch Drive, Suite A Foster City, CA 94404	Service-directory publisher	Line of credit, $1,250 available (10%, Due 12/2009)(14) Preferred Stock(8)(14) Common Stock(8)(14)	100 100	% %	1,125,400 1,583,999 510		— — —

Total Control Investments					$28,230,072		$13,531,839

Total Investments					$386,128,056		$331,032,921

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents interest rates in effect at June 30, 2009 and due date represents the contractual maturity date.

(3)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated, the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated, the holder of the Last Out Tranche is paid after the senior debt, however, the debt is also junior to another Last Out Tranche.

(5)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(6)
Security valued using internally-developed, risk-adjusted discounted cash flow methodologies as of June 30, 2009.

(7)
Security valued based on the transaction sale price subsequent to June 30, 2009 (see Note 11).

(8)
Security is non-income producing.

(9)
Access Television includes a success fee with a fair value of $4. The loan matured in June 2009, and we are actively working to recover amounts due under this loan.

(10)
Badanco, CCS and U.S. Healthcare are currently past due on interest payments and are on non-accrual.

(11)
Fair value of security estimated to be equal to cost due to recent acquisition.

(12)
SCI Cable's loan matured in October 2008. We are actively working to recover amounts due under this loan, however, there is no assurance that there will be a full recovery of amounts past due.

(13)
BERTL's interest is currently being capitalized as PIK interest.

(14)
Fair value was based on the total enterprise value of the portfolio company using a liquidity waterfall approach.

(15)
Badanco is in bankruptcy proceedings and is assigned a fair value of $0 at June 30, 2009 as recovery of our unsecured loan outstanding is uncertain and doubtful.

Subsequent Portfolio Activity

        In July 2009, we sold the John Henry syndicated loan that was held in our portfolio of investments at June 30, 2009 to an investor in the syndicated loan market for $6.4 million in net proceeds. The loan had a cost value of approximately $8.0 million and fair value of $6.4 million. Also in July 2009, we sold the CHG syndicated loan for approximately $0.4 million. The loan had a cost value of approximately $0.5 million at June 30, 2009. In September 2009, we sold the Kinetek senior subordinated term loan for approximately $0.5 million. The loan had a cost value of approximately $1.5 million at June 30, 2009.

Significant Portfolio Companies

        Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Sunshine Media Holdings Corp.

        In May 2007, we loaned $27.8 million to Sunshine Media Holdings Corp. and its subsidiaries, which we refer to collectively as Sunshine. The investment consists of a five-year senior term loan in the amount of $17 million; and a five-year senior subordinated term loan in the amount of $10.7 million. The senior term loan is to be repaid over the life of the loan through annual payments equal to 50% of Sunshine's excess cash flow (as defined in the note), if any, with the remaining balance due at its maturity, which is May 14, 2012. The senior subordinated term loan is due in full at its maturity, which is May 14, 2012. The interest rate on senior term loan is LIBOR plus 6% with a floor of 11%. The interest rate on the senior subordinated loan is LIBOR plus 8.5% with a floor of 13.5%. The senior subordinated loan also includes a provision for a 2.5% exit fee, which is payable upon repayment of the loan.

        Sunshine is a Phoenix-based publisher of regional trade magazine and custom publications. The company publishes 186 regional publications under the MD News, Doctor of Dentistry, Builder/Architect, and Real Estate Executive brands. Additionally, the company also produces 135 sponsored, custom publications for the community hospital market.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Sunshine's business. In particular, Sunshine has significant exposure to advertising cyclicality. Advertising spending is a leading indicator of general economic health, and more than half of Sunshine's revenues are advertising-based. Additionally, approximately one-third of Sunshine's publications cover the real estate and construction industry. There is a risk that poor performance of Sunshine's end market could impact spending on advertising and sponsorships, which could have a material adverse impact on Sunshine and the value of our investment in Sunshine.

        Sunshine's principal executive offices are located at 8283 N. Hayden Road, Scottsdale, Arizona 85258.

Reliable Biopharmaceutical Holdings, Inc.

        In October 2007, we loaned $27.3 million to Reliable Biopharmaceutical Holdings, Inc. and its subsidiaries, which we refer to collectively as Reliable. The investment consists of a three-year revolving line of credit with an available capacity of $5 million; a five-year senior term A loan in the amount of $1.8 million; a five-year last out tranche, or LOT, loan in the amount of $12 million; a six-year senior subordinated loan in the amount of $6 million; and a seven-year mortgage in the amount of $7.5 million. We also purchased warrants to acquire 7.0% of Reliable's common stock. Amounts outstanding on the revolving line of credit are due in full at its maturity, which is October 22, 2010. The senior term loan is to be repaid over the life of the loan through annual payments equal to 0%, 15%, 25%, 25%, and 35% of the initial principal balance. The LOT loan is to be repaid over the life of the loan through annual payments equal to 1% of the initial principal balance with the remainder due at maturity, which is October 22, 2012. In addition to the initial $12 million, we have committed to fund an additional $3.8 million to be funded through the LOT loan to finance contingent payments that may become due as part of the acquisition of Reliable from its previous owners. The senior subordinated term loan is due in full at its maturity, which is October 22, 2013. The mortgage is repaid over the life of the loan on a 25-year amortization schedule with the remainder due at maturity, which is October 22, 2014. The interest rate on the revolving line of credit and senior term loan is LIBOR plus 4% with a floor of 9%. The interest rate on the LOT loan is LIBOR plus 6% with a floor of 11%. The interest rate on the senior subordinated loan is 12% fixed. The interest rate on the mortgage is 9.5% fixed.

        Reliable, based in St. Louis, Missouri, develops and manufactures active pharmaceutical ingredients and high purity processing chemicals used in the manufacture of pharmaceuticals and biological products. Reliable's products are the active ingredients for leading generic injectable drugs that treat cancer, heart disease, hypertension, anxiety and other serious illnesses.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Reliable's business. In particular, Reliable is subject to regulation and approvals by the Food & Drug Administration, or FDA. Should Reliable fail to comply with FDA regulations, it could have a material adverse impact on Reliable and the value of our investment in Reliable.

        Reliable's principal executive offices are located at 1945 Walton Road, St. Louis, Missouri 63114.

Westlake Hardware, Inc.

        We have loaned $25.0 million to Westlake Hardware, Inc., which we refer to as Westlake. The investment consists of two second lien loans in the amount of $15.0 million, loaned in January 2006 with a five year term, and $10.0 million, loaned in November 2007 with a 3 year term. The current interest rate on the $15.0 million note is LIBOR plus 5.5% with a floor of 9%. The current interest rate on the $10.0 million note is LIBOR plus 6.75% with a floor of 10.25%. Interest rates and floors will vary on both notes depending on the leverage ratio of Westlake as determined by its year end audited financial statements. Conditional interest will also accrue at varying rates ranging from none to 1.25% per annum based on the leverage ratio of Westlake as determined by its year end audited financial statements. The maturity date of the loans is January 6, 2011.

        Westlake is a family-owned business with a 100-year history as a retailer of home hardware. Westlake is the largest member of the ACE Hardware Corporation buying cooperative. Westlake operates 78 retail locations, averaging 20,000 square feet each, in seven Midwestern states that sell a variety of products and services to predominantly "do-it-yourself," or DIY, customers and some professionals. Westlake has a strong brand name in the Midwest, gained by providing customers quality products, a broad selection and superior service in a neighborhood retail setting.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Westlake's business. Big-box retailers dominate the home improvement market and have impacted Westlake's revenue growth historically. There is a risk that they may change strategy and compete with stores like Westlake with smaller stores similar to Westlake. Westlake plans on growing through infill store growth and new market store growth. Westlake may not, however, be able to find enough attractive locations for new stores. Store expansion strategy may also create high capital expenditure requirements. Westlake will need to execute store openings well. Slowdown in the economy could reduce personal incomes, leading to lower retail hardware purchases if customers defer repairs.

        The principal executive offices of Westlake are located at 14000 Marshall Drive, Lenexa, Kansas 66215.

 MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, six of whom are not considered to be "interested persons" of Gladstone Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

        Under our articles of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	67	Chairman of the Board and Chief Executive Officer(1)(2)	2001	2010
Terry L. Brubaker	65	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2001	2012
George Stelljes III	47	President, Chief Investment Officer and Director(1)	2003	2011
David A. R. Dullum	61	Director(1)	2001	2012
Independent Directors
Anthony W. Parker	64	Director(2)(3)(6)	2001	2011
Michela A. English	59	Director(3)(6)	2002	2011
Paul W. Adelgren	66	Director(4)(6)	2003	2010
Maurice W. Coulon	67	Director(4)(5)(6)	2003	2012
John H. Outland	64	Director(5)(6)	2003	2010
Gerard Mead	65	Director(3)(5)(6)	2005	2012

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director's position as our officer and/or employment by our Adviser.

(2)
Member of the executive committee.

(3)
Member of the audit committee.

(4)
Member of the ethics, nominating, and corporate governance committee.

(5)
Member of the compensation committee.

(6)
Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Coulon and Outland serve as alternate members of the audit committee; Messrs. Adelgren and Parker and Ms. English serve as alternates on the compensation committee; and Messrs. Outland, Parker and Mead and Ms. English serve as alternates on the ethics, nominating and corporate governance committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
Gresford Gray	36	Chief Financial Officer
Gary Gerson	45	Treasurer

Independent Directors (in alphabetical order)

        Paul W. Adelgren.    Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Investment since June 2005. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president—finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

        Maurice W. Coulon.    Mr. Coulon has served as a director since August 2003. Mr. Coulon has also served as a director of Gladstone Commercial and Gladstone Investment since June 2005. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School and a BSE from the University of Missouri.

        Michela A. English.    Ms. English has served as director since June 2002. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society's Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Education Compact, a director of the National Women's Health Resource Center, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of

Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University's School of Management.

        Gerard Mead.    Mr. Mead has served as a director since December 2005. Mr. Mead has also served as a director of Gladstone Commercial and of Gladstone Investment since December 2005. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

        John H. Outland.    Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial and of Gladstone Investment since June 2005. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor's degree in Chemical Engineering from Georgia Institute of Technology.

        Anthony W. Parker.    Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Investment since June 2005. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

        David Gladstone.    Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment and Gladstone Commercial. Prior to

founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women's Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been our chief operating officer, secretary and a director since our inception. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as vice chairman, chief operating officer, secretary and as a director of Gladstone Investment since its inception. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

        George Stelljes III.    Mr. Stelljes has served as our chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as our executive vice president from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser's chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as Gladstone Investment's chief investment officer and a director since inception. Mr. Stelljes also served as Gladstone Investment's president from inception through April 2008, when he became a vice chairman. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003, and as a director since July 2007. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John's Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes serves as a general partner and investment committee member of Patriot Capital and Patriot Capital II, private equity funds, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

        David A. R. Dullum.    Mr. Dullum has served as a director since August 2001. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Investment since June 2005 and has served as Gladstone Investment's president since April 2008. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From May 2005 to May 2008, Mr. Dullum served as the President and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Executive Officers Who Are Not Directors

        Gresford Gray.    Mr. Gray has served as our chief financial officer since 2008. From July 2006 to March 2008, Mr. Gray served as the director of financial reporting and analysis for Alion Science and Technology, Inc. Prior to that, from May 2002 to June 2006, Mr. Gray held various positions, including corporate controller and corporate secretary, with Allied Defense Group, Inc. Mr. Gray received his degree in accounting from the State University of New York at Buffalo and is a licensed CPA in the Commonwealth of Virginia.

        Gary Gerson.    Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Investment and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From 2004 to early 2006, Mr. Gerson was assistant vice president of finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including director, finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

        We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our chief investment officer.

Director Independence

        As required under NASDAQ listing standards, our Board of Directors annually determines each director's independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an "interested person" of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Coulon, Mead, Outland, Parker and Ms. English. In making this determination, the Board found that none of the these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, Mr. Stelljes, our president and chief investment officer, and Mr. Dullum are not independent directors by virtue of their employment by our Adviser.

Committees of Our Board of Directors

        Executive Committee.    Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

        Audit Committee.    The members of the audit committee are Messrs. Parker and Mead and Ms. English, and Messrs. Adelgren, Coulon and Outland serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an "independent director" as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are "interested persons" as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee qualify as "audit committee financial experts" within the meaning of the SEC rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

        Compensation Committee.    The members of the compensation committee are Messrs. Coulon, Outland and Mead, and Messrs. Adelgren and Parker and Ms. English serve as alternate members of the committee. Each member and alternate member of the compensation committee is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Amended Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Amended Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Amended Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met five times during the last fiscal year.

        Ethics, Nominating, and Corporate Governance Committee.    The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon and Messrs. Outland, Parker and Mead and Ms. English serve as alternate members of the committee. Each member and alternate member of the ethics, nominating and corporate governance committee is independent for purposes of the 1940 Act and NASDAQ listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

        Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee's process for identifying and evaluating nominees includes reviewing such directors' overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

        Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

        Meetings.    During the fiscal year ended September 30, 2008, each member of our Board of Directors attended 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served.

Summary of Compensation

Executive Compensation

        None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Amended Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary, and Mr. Stelljes, our president and chief investment officer are all employees of and compensated directly by our Adviser. Mr. Gray, our chief financial officer, and Mr. Gerson, our treasurer, are employees of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salaries of Mr. Gerson, our treasurer, and Mr. Gray, our chief financial officer. Mr. Gray was appointed as our chief financial officer on April 8, 2008. From that date through September 30, 2008, our allocable portion of Mr. Gray's compensation paid by our Administrator was: $25,201 of Mr. Gray's salary, $4,259 of his bonus, and $2,579 of the cost of his benefits. Harry Brill served as our chief financial officer prior to Mr. Gray's appointment. During our last fiscal year, our allocable portion of Mr. Brill's compensation paid by our Administrator was: $21,374 of Mr. Brill's salary, $606 of his bonus, and $4,887 of the cost of his benefits.

Compensation of Directors

        The following table shows, for the fiscal year ended September 30, 2008, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name	Fees Earned or Paid in Cash	Total
Paul W. Adelgren	$30,000	$30,000
Maurice W. Coulon	$31,000	$31,000
David A. R. Dullum(1)	$28,000	$28,000
Michela A. English	$33,000	$33,000
Gerard Mead	$33,000	$33,000
John H. Outland	$30,000	$30,000
Anthony W. Parker	$37,000	$37,000

(1)
Mr. Dullum was a non-interested director through February 2008, when he was employed as a senior managing director of our Adviser. Mr. Dullum's compensation in the table above represents his annual retainer for director services paid at the beginning of the fiscal year, in addition to payments for his service on the audit committee during the fiscal year prior to his employment by our Adviser.

        As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board of Directors meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended September 30, 2008, the total cash compensation paid to non-employee directors was $222,000. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

        We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2008 other than for Board of Directors or committee service and meeting fees.

Deferred Compensation Plan

        On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan provides our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Certain Transactions

  Investment Advisory and Management Agreement

Management Services

        Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Amended Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

  •
  identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

        Our Adviser's services under the Amended Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

        Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser's investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

        Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman, chief operating officer and secretary of the Adviser since 2002. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see "Management—Interested Directors."

        The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Amended Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Amended Advisory Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

        Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Investment, another publicly-traded business development company, Gladstone Commercial, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of June 30, 2009, the Adviser had an aggregate of approximately $1,106 million in total assets under management.

Possible Conflicts of Interest

        Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary, is vice chairman, chief operating officer and secretary of the Adviser, Gladstone Investment and Gladstone Commercial, and Mr. Stelljes, our president and chief investment officer, is president and chief investment officer of the Adviser and Gladstone Commercial and vice chairman and chief investment officer of Gladstone Investment. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Investment and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

        Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Investment. In this regard, our Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

        The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers' base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager's base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager's bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager's bonus increases or decreases when the Adviser's income increases or decreases. The Adviser's income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including the Company. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the investment advisory and management agreement.

        All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser's deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, one of which (Gladstone Commercial) had a stock option plan through which the Portfolio Managers have previously received options to purchase stock of those entities. Gladstone Commercial terminated its stock option plan effective December 31, 2006. We also previously had a stock option plan, but it was terminated effective September 30, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of us and Gladstone Commercial with our Adviser, which have been approved by our respective stockholders. All outstanding, unexercised options under our plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Investment Advisory and Management Agreements and Administration Agreement

        Since October 1, 2004, we have been externally managed pursuant to a contractual investment advisory arrangement with our Adviser, under which our Adviser has directly employed all of our personnel and paid our payroll, benefits, and general expenses directly. The Initial Advisory Agreement was in place from October 1, 2004 through September 30, 2006 and on October 1, 2006, we entered into the Amended Advisory Agreement with our Adviser and the Administration Agreement with our Administrator. Our Board of Directors proposed the Amended Advisory Agreement to stockholders in order to provide what it considered to be more appropriate incentives to reward fund management, and our stockholders approved each of these agreements on December 2, 2005. The management services and fees in effect under the Initial and Amended Advisory Agreements are described below. In addition to the fees described below, certain fees received by our Adviser from our portfolio companies were 100% credited, prior to April 1, 2007, or 50% credited effective April 1, 2007, against the investment advisory fee. In addition, we pay our direct expenses including, but not limited to, directors' fees, legal and accounting fees and stockholder related expenses under the Amended Advisory Agreement.

  Management services and fees under the Initial and Amended Advisory Agreements

        Pursuant to the Initial Advisory Agreement, we paid our Adviser an annual advisory fee of 1.25% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of our total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual base management fee of 2%. This fee was then directly reduced by the amount of loan servicing fees paid to the Adviser and any other fees received by the Adviser from our borrowers and potential borrowers.

        Under the Amended Advisory Agreement, we pay our Adviser an annual base management fee of 2% of the average value of our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowing, valued at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        We also pay our Adviser a two-part incentive fee under the Amended Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We will pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

        The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date), equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

        Beginning in April 2006, our Board of Directors has accepted from the Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. These waivers were applied through June 30, 2009, and any waived fees may not be recouped by our Adviser in the future.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Loan in return for which our Adviser receives a 1.5% annual fee based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. This fee directly reduced the amount of fee payable under both the Initial and Amended Advisory Agreements. Loan servicing fees of $6,117,000 were incurred for the fiscal year ended September 30, 2008, all of which were directly credited against the amount of the base management fee due to our Adviser under the Amended Advisory Agreement.

        We pay our direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder-related expenses, and directors and officers insurance under the Amended Advisory Agreement.

        During the fiscal year ended September 30, 2008, we incurred total fees of approximately $126,000 to our Adviser under the Amended Advisory Agreement. During the fiscal year ended September 30, 2007, we incurred total fees of approximately $261,000 to our Adviser under the Amended Advisory Agreement. During the fiscal year ended September 30, 2006, we incurred total fees of approximately ($785,000) to our Adviser under the Initial Advisory Agreement.

Duration and Termination

        Unless terminated earlier as described below, the Amended Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 8, 2009, we renewed the Amended Advisory Agreement through August 31, 2010. The Amended Advisory Agreement will automatically terminate in the event of its assignment. The Amended Advisory Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. See "Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of our Adviser, for our future success."

  Administration Agreement

        Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator's overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. On July 8, 2009, we renewed the Administration Agreement through August 31, 2010.

        During the fiscal year ended September 30, 2008, we incurred total fees of approximately $985,000 to our Administrator under the Administration Agreement. During the fiscal year ended September 30, 2007, we incurred total fees of approximately $719,000 to our Administrator under the Administration Agreement. The Administration Agreement was not in place during the fiscal year ended September 30, 2006.

        Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Amended Advisory and Administration Agreements are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers. David Gladstone, Terry Lee Brubaker, George Stelljes III and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Amended Advisory and Administration Agreements are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and its officers and its directors have a material interest in the terms of these agreements.

  Loan Servicing Agreement

        Our Adviser services the loans pledged under our credit facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Amended Advisory Agreement. Loan servicing fees of approximately $6,117,000 and $3,624,000 were incurred for the fiscal year ended September 30, 2008 and September 30, 2007, respectively, all of which were directly credited against the amount of the base management fee due to our Adviser under the Amended Advisory Agreement. Loan servicing fees of approximately $2,908,000 were incurred for the fiscal year ended September 30, 2006, all of which were directly credited against the amount of the base management fee due to our Adviser under the Initial Advisory Agreement

Loans

        At September 30, 2008, we had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone and $1,400,010 to Mr. Brubaker, each of whom is an executive officer of ours. These loans were extended in connection with the exercise of stock options by each of the executive officers under our former Amended and Restated 2001 Equity Incentive Plan, as amended, which was terminated on September 30, 2006 and which we refer to as the 2001 Plan. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. Interest is due quarterly and each of the executive officers has made each of his quarterly interest payments to date. The outstanding principal amount of each loan is due and payable in cash on August 23, 2010. The Sarbanes-Oxley Act of 2002 prohibits us from making loans to our executive officers, although certain loans outstanding prior to July 30, 2002, including the promissory notes we have received from Messrs. Gladstone and Brubaker, were expressly exempted from this prohibition. In addition, these loans meet the requirements set forth in Section 57(j) of the 1940 Act.

        Also at September 30, 2008, we had two loans outstanding in the principal amounts of $275,010 and $474,990, respectively, to Laura Gladstone, a managing director of ours and the daughter of our chief executive officer, Mr. Gladstone. These loans were extended in connection with the exercise of stock options under the 2001 Plan by Ms. Gladstone, and were made on terms available to all eligible participants of the 2001 Plan. The interest rates on the loans are 4.9% and 8.26%, respectively, and the outstanding principal amounts of each loan are due and payable in cash on August 23, 2010 and July 13, 2015, respectively. Ms. Gladstone's $474,990 loan originally provided that an event of default would occur, and the loan would become immediately due and payable, when the aggregate value of the stock pledged as collateral under the loan (the pledged shares), based on any intra-day price quoted on the Nasdaq Stock Market, equaled the outstanding principal balance of the loan, or $15 per pledged share. On June 27, 2008, our intra-day stock price fell below $15 per share and thus, an event of default occurred under the loan. On July 9, 2008, our Board of Directors approved a waiver of the default and an amendment to the loan's terms to strike this "stop loss" provision from the promissory note evidencing the loan. Mr. Gladstone has not received, nor will he receive in the future, any direct or indirect benefit from these loans.

        On July 9, 2008, our Board of Directors also voted to require Messrs. Gladstone and Brubaker and Ms. Gladstone to post additional collateral for each of these loans to satisfy the requirement of the 1940 Act that the loans be fully collateralized at all times, which collateral was subsequently posted by Messrs. Gladstone and Brubaker and Ms. Gladstone.

Indemnification

        In our articles of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer's or director's duties, or reckless disregard of his or her obligations and duties.

        Each of the Amended Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), our Adviser, our Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's or Administrator's services under the Amended Advisory or Administration Agreements or otherwise as an investment adviser of ours.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of August 10, 2009 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone	1,066,789	5.1%	Over $100,000	Over $100,000
Terry Lee Brubaker	196,456	1.0%	Over $100,000	Over $100,000
George Stelljes III	13,682	*	Over $100,000	Over $100,000
Gresford Gray	0	*	None	None
Gary Gerson	150	*	$1,000 - $10,000	$1,000 - $10,000
Anthony W. Parker	5,494	*	$50,001 - $100,000	Over $100,000
David A. R. Dullum	2,000	*	$10,001 - $50,000	Over $100,000
Michela A. English	2,500	*	$10,001 - $50,000	$50,001 - $100,000
Paul Adelgren	2,007	*	$10,001 - $50,000	$50,001 - $100,000
Maurice Coulon	0	*	None	$10,001 - $50,000
John H. Outland	1,218	*	$10,001 - $50,000	$10,001 - $50,000
Gerard Mead	2,537	*	$10,001 - $50,000	Over $100,000
All executive officers and directors as a group (12 persons)	1,292,833	6.1%	N/A	N/A

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 21,087,574 shares outstanding on August 10, 2009.

(2)
Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of August 10, 2009, times the number of shares beneficially owned.

(3)
Each of our directors and executive officers, other than Gresford Gray, is also a director or executive officer, or both, of Gladstone Investment, our affiliate and a business development company, and Gladstone Commercial, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have "opted in" to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by BNY Mellon Shareowner Services, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on The Nasdaq Global Select Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "Material U.S. Federal Income Tax Considerations."

        Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, BNY Mellon Shareowner Services, by mail at 480 Washington Boulevard, Jersey City, NJ 07310 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

  •
  Business Development Company Status.  At all times during each taxable year, we must maintain our status as a business development company;

  •
  Income source requirements.  At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership; and

  •
  Asset diversification requirements.  As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

        Failure to Qualify as a RIC.    If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        Qualification as a RIC.    If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the OID that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through June 30, 2009, we incurred no OID income.

Taxation of Our U.S. Stockholders

        Distributions.    For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or

December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above.

        In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to "qualified dividend income." If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, "qualified dividend income" means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

        If a stockholder participates in our dividend reinvestment plan, any dividends reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder's account.

        Sale of our Shares.    A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

        Backup Withholding.    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

 REGULATION AS A BUSINESS DEVELOPMENT COMPANY

        We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

        We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in qualifying assets listed in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, any state or states in the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or otherwise excluded from the definition of investment company; and

  (c)
  satisfies one of the following:

  (i)
  it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

  (ii)
  it is controlled by the business development company and the business development company in fact exercises a controlling influence and, as a result of such control, has an affiliate of who is a director of the portfolio company;

  (iii)
  it has total assets of not more than $4 million and capital and surplus of not less than $2 million; or

  (iv)
  it does not have any class of securities listed on a national securities exchange.

  (2)
  Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

  (3)
  Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

        A business development company generally must make available significant managerial assistance to issuers of certain of its portfolio securities that the business development company counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly.

Investment Policies

        We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

  •
  We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

  •
  We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a business development company, these policies are not fundamental and may be changed without stockholder approval.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, all of which is currently designated as common stock. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on The Nasdaq Global Select Market under the ticker symbol "GLAD."

Senior Common Stock and Preferred Stock

        Our articles of incorporation give the Board of Directors the authority, without further action by stockholders, to issue shares of "senior common stock" or preferred stock, which we refer to collectively as Senior Equity Securities, in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such Senior Equity Securities, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of Senior Equity Securities with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of Senior Equity Securities could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

        You should note, however, that any issuance of Senior Equity Securities must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such Senior Equity Securities together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of Senior Equity Securities, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such Senior Equity Securities are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Senior Equity Securities. We have no present plans to issue any shares of Senior Equity Securities, but believe that the availability for issuance of Senior Equity Securities will provide us with increased flexibility in structuring future financings. If we offer Senior Equity Securities under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the Senior Equity Securities, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Subscription Rights

  General

        We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which in no event would be less than fifteen business days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights;

  •
  the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable;

  •
  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

  •
  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

  •
  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

  Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a "required" majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A "required" majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

        Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

 CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR
ARTICLES OF INCORPORATION AND BYLAWS

        Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

        In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our Board of Directors and our board is currently divided into three classes two of which have three directors and one of which has four directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

        Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

        Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our Board of Directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Accordingly, our Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

        Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Approval Requirements

        Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

        The stockholder notice procedure provides that (1) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (2) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our Board of Directors or by a stockholder who has given timely written notice to our secretary of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at an annual meeting must be received by us prior to the first anniversary of the previous year's annual meeting. If we call a special meeting of stockholders for the purpose of electing directors, stockholder nominations must be received by us not earlier than the 90th day prior to such meeting and not later than the later of the 60th day prior to such meeting or the 10th day following the day on which notice of the date of a special meeting of stockholders was given.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Senior Equity Securities without Stockholder Approval

        Our articles of incorporation permit our Board of Directors to issue up to 50,000,000 shares of capital stock. In addition, our Board of Directors, without any action by our stockholders, may amend our articles of incorporation from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series of stock that we have authority to issue. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of senior common stock or preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Articles of Incorporation and Bylaws

        Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our Board of Directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

        Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our Board of Directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

        These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Limitation on Liability of Directors

        We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (1) our directors and officers to the fullest extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act or any valid rule, regulation or order of the SEC thereunder, including the advance of expenses under the procedures and to the fullest extent permitted by law and (2) other employees and agents to such extent as shall be authorized by our Board of Directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders' derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek non-monetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

        We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

        The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in "at the market offerings" within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

        In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 8%.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Investment's credit facility with Deutsche Bank AG and certain other parties. The address of the collateral custodian is 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217. BNY Mellon Shareowner Services acts as our transfer and dividend paying agent and registrar. The principal business address of BNY Mellon Shareowner Services is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number 800-274-2944. BNY Mellon Shareowner Services also maintains an internet website at http://stock.bankofny.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser's overall responsibilities with respect to all of our Adviser's clients.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        The financial statements as of September 30, 2008 and September 30, 2007 and for each of the three years in the period ended September 30, 2008 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of September 30, 2008 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

 GLADSTONE CAPITAL CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Management on Internal Controls	F-2
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Assets and Liabilities as of September 30, 2008 and September 30, 2007	F-4
Consolidated Schedules of Investments as of September 30, 2008 and September 30, 2007	F-5
Consolidated Statements of Operations for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-16
Consolidated Statements of Changes in Net Assets for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-17
Consolidated Statements of Cash Flows for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-18
Financial Highlights for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-19
Notes to Consolidated Financial Statements	F-21
Unaudited Consolidated Financial Statements
Condensed Consolidated Statements of Assets and Liabilities as of June 30, 2009 and September 30, 2008	F-47
Condensed Consolidated Schedules of Investments as of June 30, 2009 and September 30, 2008	F-48
Condensed Consolidated Statements of Operations for the three and nine months ended June 30, 2009 and 2008	F-59
Condensed Consolidated Statements of Changes in Net Assets for the nine months ended June 30, 2009 and 2008	F-60
Condensed Consolidated Statements of Cash Flows for the nine months ended June 30, 2009 and 2008	F-61
Financial Highlights for the three and nine months ended June 30, 2009 and 2008	F-62
Notes to Condensed Consolidated Financial Statements	F-64

 Report of Management on Internal Controls

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

        Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2008, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2008.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of September 30, 2008 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

December 2, 2008

 Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

        In our opinion, the accompanying consolidated statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries at September 30, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 2008 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Annual Report over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company's internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP
McLean, VA
December 2, 2008

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	September 30, 2008	September 30, 2007
ASSETS
Non-Control/Non-Affiliate investments (Cost 9/30/08: $448,356; 9/30/07: $354,835)	$407,153	$348,921
Control investments (Cost 9/30/08: $12,514; 9/30/07: $924)	780	924

Total investments at fair value (Cost 9/30/08: $460,870; 9/30/07 $355,759)	407,933	349,845
Cash and cash equivalents	6,493	8,839
U.S. Treasury bill	—	2,484
Interest receivable—investments in debt securities	3,588	2,426
Interest receivable—employees (Refer to Note 4)	91	21
Due from custodian	4,544	3,230
Deferred financing fees	1,905	186
Prepaid assets	306	337
Other assets	838	361

TOTAL ASSETS	$425,698	$367,729

LIABILITIES
Accounts payable	$8	$6
Interest payable	646	588
Fee due to Administrator (Refer to Note 4)	247	237
Fees due to Adviser (Refer to Note 4)	457	708
Borrowings under line of credit	151,030	144,440
Accrued expenses and deferred liabilities	1,328	791
Funds held in escrow	234	—

TOTAL LIABILITIES	153,950	146,770

NET ASSETS	$271,748	$220,959

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000 shares authorized and 21,087,574 and 14,762,574 shares issued and outstanding at September 30, 2008 and September 30, 2007, respectively	$21	$15
Capital in excess of par value	334,143	235,907
Notes receivable—employees (Refer to Note 4)	(9,175)	(9,230)
Net unrealized depreciation on investments	(52,937)	(5,915)
Unrealized depreciation on derivative	(304)	(292)
Accumulated undistributed net investment income	—	474

TOTAL NET ASSETS	$271,748	$220,959

NET ASSETS PER SHARE	$12.89	$14.97

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Access Television Network, Inc.(2)	Service-cable airtime (infomercials)	Senior Term Debt(6) (10.5%, Due 3/2009)	$1,923	$1,774
ACE Expediters, Inc.	Service-over-the-ground logistics	Line of Credit, $850 available (6.0%, Due 1/2011)	—	—
		Senior Term Debt(6) (9.8%, Due 1/2012)	11,966	11,248
		Common Stock Warrants(8)	200	142
ActivStyle Acquisition Co.(2)	Service-medical products distribution	Line of Credit, $1,500 available(6) (6.7%, Due 7/2009)	1,100	1,059
		Senior Term Debt(6) (8.5%, Due 9/2012)	4,721	4,543
		Senior Term Debt(3)(6) (10.5%, Due 9/2012)	4,435	4,213
AKQA Holdings	Service-market and advertising	Senior Term Debt(7) (7.7%, Due 3/2013)	8,273	7,980
Allison Publications, LLC(2)	Service-publisher of consumer oriented magazines	Line of Credit, $4,000 available (9.0%, Due 9/2010)	—	—
		Senior Term Debt(6) (9.0%, Due 9/2012)	10,465	9,568
Anitox Acquisition Company(2)	Manufacturing-preservatives for animal feed	Line of Credit, $3,000 available(6) (6.7%, Due 1/2010)	2,000	1,880
		Senior Term Debt(6) (8.5%, Due 1/2012)	3,388	3,185
		Senior Term Debt(3)(6) (10.5%, Due 1/2012)	3,688	3,388
Badanco Acquisition Corp.	Service-luggage design and distribution	Senior Subordinated Term Debt(6) (11.5%, Due 7/2012)	9,458	8,795
BAS Broadcasting	Service-radio station operator	Senior Term Debt(5) (11.5%, Due 7/2013)	7,300	7,209
		Senior Term Debt(3)(5) (12.0%, Due 7/2009)	1,000	988
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(7) (4.8%, Due 9/2013)	3,001	2,670
		Senior Subordinated Term Debt(7) (7.6%, Due 3/2014)	1,508	1,305
CCS, LLC	Service-cable tv franchise owner	Senior Term Debt(6) (9.0%, Due 8/2008)	728	364

CHG Companies, Inc.(2)	Service-healthcare staffing	Letter of Credit, $400 available(7) (6.0%, Due 12/2012)	400	356
		Senior Term Debt(7) (5.3%, Due 12/2012)	1,572	1,399
		Senior Subordinated Term Debt(7) (8.5%, Due 12/2013)	500	425
Chinese Yellow Pages Company	Service-publisher of Chinese language directories	Line of Credit, $700 available(6) (9.0%, Due 9/2010)	575	529
		Senior Term Debt(6) (9.0%, Due 9/2010)	702	638

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Clinton Holdings, LLC(2)	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt(6) (12.0%, Due 1/2013)	$15,500	$14,880
		Common Stock Warrants(8)	109	—
CMI Acquisition, LLC(2)	Service-recycling	Senior Subordinated Term Debt(6) (10.2%, Due 11/2012)	6,414	6,061
Community Media Corporation	Service-publisher of free weekly newspapers	Senior Term Debt(6) (7.0%, Due 8/2012)	987	936
Country Road Communications LLC(2)	Service-telecommunications	Senior Subordinated Term Debt(7) (11.5%, Due 7/2013)	5,973	5,880
Defiance Acquisition Corporation	Manufacturing-trucking parts	Senior Term Debt(3)(6) (11.0%, Due 4/2010)	6,165	5,055
Doe & Ingalls Management LLC(2)	Distributor-specialty chemicals	Senior Term Debt(6) (6.8%, Due 11/2010)	3,100	2,945
		Senior Term Debt(3)(6) (7.8%, Due 11/2010)	4,410	4,167
Emdeon Business Services, Inc.	Service-healthcare technology solutions	Senior Term Debt(7) (5.8%, Due 11/2013)	2,359	2,027
		Senior Subordinated Term Debt(7) (8.8%, Due 5/2014)	2,011	1,720
Finn Corporation	Manufacturing-landscape equipment	Common Stock Warrants(8)	37	1,578
GFRC Holdings LLC	Manufacturing-glass-fiber reinforced concrete	Line of Credit, $3,000 available (6.7%, Due 12/2010)	—	—
		Senior Term Debt(6) (9.3%, Due 12/2012)	7,362	7,105
		Senior Subordinated Term Debt(3)(6) (11.8%, Due 12/2012)	6,716	6,414
Global Materials Technologies, Inc.	Manufacturing-steel wool products and metal fibers	Senior Term Debt(3)(6) (13.0%, Due 11/2009)	4,640	4,153

GTM Holdings, Inc.(2)	Manufacturing-socks	Senior Term Debt(7) (8.5%, Due 10/2013)	491	359
		Senior Subordinated Term Debt(7) (11.8%, Due 4/2014)	500	325
Greatwide Logistics Services, Inc.	Service-logistics and transportation	Senior Term Debt(7)(10) (non-accrual, Due 12/2013)	3,950	2,765
		Senior Subordinated Term Debt(7)(10) (non-accrual, Due 6/2014)	2,000	700
GS Maritime Intermediate Holdings LLC	Service-cargo transport	Senior Subordinated Term Debt(7) (11.2%, Due 12/2013)	1,000	950
Harrington Holdings, Inc.(2)	Service-healthcare products distribution	Senior Term Debt(7) (6.0%, Due 1/2014)	2,463	2,192
		Senior Subordinated Term Debt(7) (9.7%, Due 1/2014)	5,000	3,750
Heartland Communications Group, LLC(2)	Service-radio station operator	Line of Credit, $500 available(6) (10.0%, Due 12/2008)	105	79
		Senior Term Debt(6) (10.0%, Due 5/2011)	4,523	3,386
Interfilm Holdings, Inc.	Service-slitter and distributor of plastic films	Senior Term Debt(6) (10.5%, Due 10/2012)	5,000	4,750

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
International Junior Golf Training Acquisition Company	Service-golf training	Line of Credit, $1,500 available(6) (9.2%, Due 5/2010)	$1,400	$1,288
		Senior Term Debt(6) (6.7%, Due 5/2012)	2,551	2,347
		Senior Term Debt(3)(6) (10.5%, Due 5/2012)	2,500	2,288
It's Just Lunch International, LLC	Service-dating service	Line of Credit, $750 available(6) (6.5%, Due 6/2009)	550	275
		Senior Term Debt(6) (6.7%, Due 6/2011)	3,300	1,650
		Senior Term Debt(3)(6)(9) (10.5%, Due 6/2011)	500	250
John Henry Holdings, Inc.(2)	Manufacturing-packaging products	Senior Subordinated Term Debt(7) (11.6%, Due 6/2011)	8,000	7,600
Kinetek Acquisition Corp.	Manufacturing-custom engineered motors & controls	Senior Term Debt(7) (6.2%, Due 11/2013)	1,478	1,326
		Senior Subordinated Term Debt(7) (9.2%, Due 5/2014)	1,508	1,275
KMBQ Corporation	Service-AM/FM radio broadcaster	Line of Credit, $200 available(6) (11.0%, Due 3/2010)	153	137
		Senior Term Debt(6) (11.0%, Due 3/2010)	1,792	1,594
Legend Communications of Wyoming LLC	Service-operator of radio stations	Line of Credit, $500 available(5) (11.0%, Due 6/2011)	397	392
		Senior Term Debt(5) (11.0%, Due 6/2013)	9,250	9,134
Lindmark Outdoor Advertising LLC	Service-advertising	Senior Subordinated Term Debt(6) (11.0%, Due 10/2012)	11,421	9,651
Multi-Ag Media LLC(2)	Service-dairy magazine publisher/ information database	Senior Term Debt(6) (9.0%, Due 12/2009)	2,072	1,853
Newhall Holdings, Inc.(2)	Service-distributor of personal care products and supplements	Line of Credit, $4,000 available(6) (6.0%, Due 5/2010)	2,100	1,880
		Senior Term Debt(6) (8.3%, Due 5/2012)	4,230	3,807
		Senior Term Debt(3)(6) (11.3%, Due 5/2012)	4,500	4,016
Northern Contours, Inc.(2)	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt(6) (10.0%, Due 5/2010)	6,912	6,082
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment centers	Line of Credit, $500 available (6.7%, Due 12/2009)	—	—
		Senior Term Debt(6) (8.5%, Due 12/2011)	3,550	3,319
		Senior Term Debt(3)(6) (10.5%, Due 12/2011)	7,500	6,938
Precision Acquisition Group Holdings, Inc.(2)	Manufacturing-consumable components for the aluminum industry	Equipment Note, $1,500 available(6) (8.5%, Due 10/2011)	1,000	993
		Senior Term Debt(6) (8.5%, Due 10/2010)	4,750	4,714
		Senior Term Debt(3)(6) (11.5%, Due 10/2010)	4,158	4,127

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
PROFITSystems Acquisition Co.(2)	Service-design and develop ERP software	Line of Credit, $1,250 available (6.7%, Due 7/2009)	$—	$—
		Senior Term Debt(6) (8.5%, Due 7/2011)	2,200	2,027
		Senior Term Debt(3)(6) (10.5%, Due 7/2011)	2,900	2,657
Puerto Rico Cable Acquisition Company, Inc.	Service-telecommunications	Senior Subordinated Term Debt(7) (11.3%, Due 1/2012)	7,189	5,570
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(3)(6) (8.5%, Due 1/2011)	2,875	2,695
		Senior Term Debt(4)(6) (10.5%, Due 1/2011)	3,060	2,815
RedPrairie Holding, Inc.(2)	Service-design and develop supply chain software	Senior Term Debt(7) (6.1%, Due 7/2012)	4,412	4,014
		Senior Subordinated Term Debt(7) (9.3%, Due 1/2013)	3,000	2,550

Reliable Biopharmaceutical Holdings, Inc.	Manufacturing-pharmaceutical and biochemical intermediates	Line of Credit, $5,000 available(6) (9.0%, Due 10/2010)	1,600	1,528
		Mortgage Note(6) (9.5%, Due 10/2014)	7,407	7,147
		Senior Term Debt(6) (9.0%, Due 10/2012)	1,800	1,719
		Senior Term Debt(3)(6) (11.0%, Due 10/2012)	11,933	11,352
		Senior Subordinated Term Debt(6) (12.0%, Due 10/2013)	6,000	5,445
		Common Stock Warrants(8)	209	—
RiskMetrics Group Holdings, LLC	Service-develop risk and wealth management solutions	Senior Term Debt(7) (5.8%, Due 1/2014)	1,936	1,812
Saunders & Associates	Manufacturing-equipment provider for frequency control devices	Line of Credit, $2,500 available (6.9%, Due 5/2009)	—	—
		Senior Term Debt(6) (9.8%, Due 5/2013)	10,945	10,740
SCI Cable, Inc.	Service-cable, internet, voice provider	Senior Term Debt(6) (11.0%, Due 10/2008)	2,712	1,355
Sunburst Media—Louisiana, LLC	Service-radio station operator	Senior Term Debt(6) (9.5%, Due 6/2011)	7,857	6,728
Sunshine Media Holdings	Service-publisher regional B2B trade magazines	Line of Credit, $3,000 available(6) (11.0%, Due 5/2010)	700	627
		Senior Term Debt(6) (11.0%, Due 5/2012)	17,000	15,300
		Senior Term Debt(3)(6) (13.5%, Due 5/2012)	10,000	8,750
Thibaut Acquisition Co.	Service-design and disbribute wall covering	Line of Credit, $2,000 available(6) (7.0%, Due 1/2011)	2,000	1,838
		Senior Term Debt(6) (7.0%, Due 1/2011)	2,013	1,849
		Senior Term Debt(3)(6) (10.5%, Due 1/2011)	3,000	2,685

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Tulsa Welding School	Service-private welding school	Line of credit, $2,000 available (9.5%, 9/2011)	$—	$—
		Senior Term Debt(5) (9.5%, 9/2013)	4,000	4,000
		Senior Term Debt(5) (12.8%, 9/2013)	8,000	8,000
Vanta Core	Service-acquisition of aggregate quarries	Senior Subordinated Term Debt(6) (12.0%, 8/2013)	13,100	12,936
Viapack, Inc.(2)	Manufacturing-polyethylene film	Senior Real Estate Term Debt(6) (7.0%, Due 3/2011)	850	780
		Senior Term Debt(3)(6) (11.3%, Due 3/2011)	4,091	3,733

Visual Edge Technology, Inc.(2)	Service-office equipment distribution	Senior Subordinated Term Debt(6) (11.5%, Due 8/2011)	5,000	2,925
Wesco Holdings, Inc.(2)	Service-aerospace parts and distribution	Senior Term Debt(7) (6.0%, Due 9/2013)	2,451	2,212
		Senior Subordinated Term Debt(7) (9.5%, Due 3/2014)	2,267	1,980
Westlake Hardware, Inc.(2)	Retail-hardware and variety	Senior Subordinated Term Debt(6) (9.0%, Due 1/2011)	15,000	13,800
		Senior Subordinated Term Debt(6) (10.3%, Due 1/2011)	10,000	9,000
Winchester Electronics	Manufacturing-high bandwidth connectors and cables	Senior Term Debt(6) (8.0%, Due 5/2013)	1,699	1,563
		Senior Subordinated Term Debt(6) (13.0%, Due 6/2013)	9,950	9,055
WP Evenflo Group Holdings Inc.(2)	Manufacturing-infant and juvenile products	Senior Term Debt(7) (5.3%, Due 2/2013)	1,910	1,595
		Senior Subordinated Term Debt(7) (8.8%, Due 2/2014)	2,000	1,600

Total Non-Control/Non-Affiliate Investments			$448,356	$407,153

CONTROL INVESTMENTS
BERTL, Inc.	Service-web-based evaluator of digital imaging products	Line of Credit, $700 available(11)(12) (8.7%, Due 10/2009)	$742	$—
		Common Stock(8)	424	—
LocalTel, Inc.	Service-yellow pages publishing	Line of credit, $500 available(12) (10.0%, 5/2009)	75	—
		Line of Credit, $3,000 available(10)(12) (non-accrual, Due 6/2009)	1,170	—
		Senior Term Debt(10)(12) (non-accrual, Due 6/2011)	2,688	—
		Senior Term Debt(3)(10)(12) (non-accrual, Due 6/2011)	2,750	—
		Common Stock Warrants(8)	1	—
U.S. HealthCare, Inc.	Service-magazine publisher/ operator	Line of credit, $200 available(10) (non-accrual, Due 3/2010)	90	90
		Line of credit, $450 available(10) (non-accrual, Due 3/2010)	450	450
		Common Stock(8)	2,470	240

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Western Dirctories	Service-directory publisher	Line of credit, $450 available(12) (10%, Due 8/2009)	$69	$—
		Preferred Stock(8)	1,584	—
		Common Stock(8)	1	—

Total Control Investments			$12,514	$780

Total Investments			$460,870	$407,933

(1)
Percentage represents interest rates in effect at September 30, 2008 and due date represents the contractual maturity date.

(2)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(3)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5)
Investment valued at cost due to recent acquisition.

(6)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(7)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 30, 2008, from the respective originating syndication agent's trading desk.

(8)
Security is non-income producing.

(9)
It's Just Lunch may borrow an additional $1,750 of the senior term debt facility, subject to certain conditions including Gladstone Capital's approval, borrowings of $500 were outstanding at September 30, 2008.

(10)
Greatwide, LocalTel and US Healthcare are currently past due on interest payments and are on non-accrual.

(11)
BERTL line of credit was overdrawn by $42 as of September 30, 2008. The Company is currently restructuring the line of credit. BERTL interest is currently being capitalized as Paid in Kind ("PIK") interest. Please refer to Note 2 "Summary of Significant Accounting Policies."

(12)
Fair value was based on the total enterprise value of the issuer, which was calculated using a liquidity waterfall approach.

(13)
Aggregate gross unrealized depreciation for federal income tax purposes is $54,477; aggregate gross unrealized appreciation for federal income tax purposes is $1,540. Net unrealized depreciation is $52,937 based on a tax cost of $460,870.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2007

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Access Television Network, Inc.(2)	Service-cable airtime (infomercials)	Line of Credit, $500 available (11.8% Due 3/2009)	$—	$—
		Senior Term Debt(6) (11.8% Due 3/2009)	2,616	2,558
ActivStyle Acquisition Co.(2)	Service-medical products distribution	Line of Credit, $1,500 available(6) (10.0%, Due 7/2009)	600	597
		Senior Term Debt(6) (10.0%, Due 9/2012)	5,245	5,219
		Senior Term Debt(3)(6) (12.6%, Due 9/2012)	4,435	4,407
Allison Publications, LLC(2)	Service-publisher of consumer oriented magazines	Senior Term Debt(6) (9.8%, Due 12/2011)	7,884	7,780
Anitox Acquisition Company(2)	Manufacturing-preservatives for animal feed	Senior Real Estate Term Debt (8.8%, Due 1/2012)	3,110	3,060
		Line of Credit, $3,000 available (10.0%, Due 1/2010)	—	—
		Senior Term Debt(6) (10.0%, Due 1/2012)	2,750	2,736
		Senior Term Debt(3)(6) (12.3%, Due 1/2012)	2,750	2,736
Badanco Acquisition Corp.	Service-luggage design and distribution	Senior Subordinated Term Debt(6) (12.4%, Due 7/2012)	9,653	9,628
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt(7) (7.4%, Due 9/2013)	3,002	2,910
		Senior Subordinated Term Debt(7) (9.9%, Due 3/2014)	1,510	1,485
CCS, LLC	Service-cable tv franchise owner	Senior Term Debt(6) (11.8%, Due 10/2007)	3,433	3,416
CHG Companies, Inc.(2)	Service-healthcare staffing	Letter of Credit(7) (7.1%, Due 12/2012)	400	385
		Senior Term Debt(7) (7.9%, Due 12/2012)	1,588	1,528
		Senior Subordinated Term Debt(7) (11.9%, Due 12/2012)	500	480
Chinese Yellow Pages Company	Service-publisher of Chinese language directories	Line of Credit, $950 available(6) (11.8%, Due 9/2010)	230	229
		Senior Term Debt(6) (11.8%, Due 9/2010)	1,071	1,051
Clinton Holdings, LLC(2)	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (13.0%, Due 1/2013)	15,500	15,500
		Common Stock Warrants(8)	109	223
CMI Acquisition, LLC(2)	Service-recycling	Senior Subordinated Term Debt(6) (12.4%, Due 11/2012)	6,500	6,451
Community Media Corporation	Service-publisher of free weekly newspapers	Senior Term Debt(6) (9.8%, Due 8/2012)	2,511	2,482
Country Road Communications LLC(2)	Service-telecommunications	Senior Subordinated Term Debt(7) (13.1%, Due 7/2013)	5,967	5,880

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2007

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Defiance Acquisition Corporation	Manufacturing-trucking parts	Senior Term Debt(3)(6) (13.8%, Due 4/2010)	$6,325	$6,246
Doe & Ingalls Management LLC(2)	Distributor-specialty chemicals	Senior Term Debt(6) (9.3%, Due 11/2010)	3,900	3,900
		Senior Term Debt(3)(6) (10.3%, Due 11/2010)	4,455	4,455
Emdeon Business Services, Inc.	Service-healthcare technology solutions	Senior Term Debt(7) (7.4%, Due 11/2013)	2,434	2,383
		Senior Subordinated Term Debt(7) (10.2%, Due 5/2014)	2,013	1,985
Express Courier International, Inc.	Service-ground delivery and logistics	Line of Credit, $1,500 available(6) (10.0%, Due 6/2009)	900	899
		Senior Term Debt(6) (10.0%, Due 6/2011)	4,113	4,107
		Senior Term Debt(3)(6) (12.3%, Due 6/2011)	3,950	3,945
Finn Corporation	Manufacturing-landscape equipment	Common Stock Warrants(8)	37	3,005
Global Materials Technologies, Inc.	Manufacturing-steel wool products and metal fibers	Senior Term Debt(3)(6) (14.8%, Due 11/2009)	5,100	4,883
GTM Holdings, Inc.(2)	Manufacturing-socks	Senior Term Debt(7) (8.1%, Due 10/2013)	496	481
		Senior Subordinated Term Debt(7) (11.4%, Due 4/2014)	500	495
Greatwide Logistics Services, Inc.	Service-logistics and transportation	Senior Term Debt(7) (8.7%, Due 12/2013)	3,970	3,454
		Senior Subordinated Term Debt(7) (11.7%, Due 6/2014)	4,000	3,280
Harrington Holdings, Inc.(2)	Service-healthcare products distribution	Senior Term Debt(7) (7.4%, Due 1/2014)	2,488	2,419
		Senior Subordinated Term Debt(7) (11.2%, Due 1/2014)	5,000	4,825
Heartland Communications Group, LLC(2)	Service-radio station operator	Line of Credit, $500 available(6) (11.3%, Due 5/2008)	10	10
		Senior Term Debt(6) (11.3%, Due 5/2011)	4,824	4,534
IJGT Acquisition Company	Service-golf training	Line of Credit, $1,000 available(6) (10.0%, Due 5/2010)	500	498
		Senior Term Debt(6) (10.0%, Due 5/2012)	2,650	2,637
		Senior Term Debt(3)(6) (12.3%, Due 5/2012)	2,500	2,481
It's Just Lunch International, LLC	Service-dating service	Line of Credit, $750 available(6) (9.8%, Due 6/2009)	550	492
		Senior Term Debt(6) (10.0%, Due 6/2011)	3,300	2,954
		Senior Term Debt(3)(6)(9) (12.3%, Due 6/2011)	500	448
John Henry Holdings, Inc.(2)	Manufacturing-packaging products	Senior Subordinated Term Debt(7) (12.8%, Due 6/2011)	8,000	8,000

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2007

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Kinetek Acquisition Corp.	Manufacturing-custom engineered motors & controls	Senior Term Debt(7) (7.6%, Due 11/2013)	$1,494	$1,444
		Senior Subordinated Term Debt(7) (10.6%, Due 5/2014)	1,509	1,440
KMBQ Corporation	Service-AM/FM radio broadcaster	Line of Credit, $200 available(6) (12.8%, Due 3/2010)	152	151
		Senior Term Debt(6) (12.8%, Due 3/2010)	1,813	1,786
LocalTel, Inc.	Service-yellow pages publishing	Line of Credit, $3,000 available(6) (10.3%, Due 6/2009)	1,135	948
		Senior Term Debt(6) (10.3%, Due 6/2011)	2,688	2,244
		Senior Term Debt(3)(6) (12.8%, Due 6/2011)	2,750	2,200
Macfadden Performing Arts Media, LLC	Service-magazine publisher	Line of Credit, $1,400 available(6) (10.8%, Due 6/2009)	516	510
		Senior Term Debt(6) (10.8%, Due 6/2009)	6,705	6,558
Meteor Holding Corporation(2)	Manufacturing-bar code scanning and data capture	Senior Term Debt(7) (8.2%, Due 12/2013)	2,348	2,325
		Senior Subordinated Term Debt(7) (11.5%, Due 12/2013)	1,500	1,425
Multi-Ag Media LLC(2)	Service-dairy magazine publisher/ information database	Senior Term Debt(6) (11.8%, Due 12/2009)	2,548	2,523
Newhall Holdings, Inc.(2)	Service-distributor of personal care products and supplements	Line of Credit, $4,000 available(6) (8.8%, Due 5/2010)	—	—
		Senior Term Debt(6) (9.5%, Due 5/2012)	4,500	4,489
		Senior Term Debt(3)(6) (11.8%, Due 5/2012)	4,500	4,489
Northern Contours, Inc.(2)	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt(6) (12.8%, Due 5/2010)	7,000	6,983
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment centers	Line of Credit, $500 available (10.0%, Due 12/2009)	—	—
		Senior Term Debt(6) (10.0%, Due 12/2011)	2,500	2,488
		Senior Term Debt(3)(6) (12.8%, Due 12/2011)	4,500	4,466
Precision Acquisition Group Holdings, Inc.(2)	Manufacturing-consumable components for the aluminum industry	Equipment Note, $1,000 available(6) (10.3%, Due 10/2011)	672	672
		Senior Term Debt(6) (10.3%, Due 10/2010)	5,000	5,006
		Senior Term Debt(3)(6) (12.3%, Due 10/2010)	4,200	4,205
PROFITSystems Acquisition Co.(2)	Service-design and develop ERP software	Line of Credit, $1,250 available (10.0%, Due 7/2009)	—	—
		Senior Term Debt(6) (10.0%, Due 7/2011)	2,800	2,797
		Senior Term Debt(3)(6) (12.3%, Due 7/2011)	2,900	2,896

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2007

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Puerto Rico Cable Acquisition Company, Inc.	Service-telecommunications	Senior Subordinated Term Debt(7) (11.5%, Due 1/2012)	$7,799	$7,388
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt(3)(6) (10.3%, Due 1/2011)	3,000	2,880
		Senior Term Debt(4)(6) (12.8%, Due 1/2011)	3,000	2,865
Reading Broadcasting, Inc.	Service-television station operator	Senior Term Debt(6) (12.3%, Due 3/2008)	7,560	7,498
RedPrairie Holding, Inc.(2)	Service-design and develop supply chain software	Senior Term Debt(7) (8.5%, Due 7/2012)	4,458	4,235
		Senior Subordinated Term Debt(7) (11.9%, Due 1/2013)	3,000	2,850
RiskMetrics Group Holdings, LLC	Service-develop risk and wealth management solutions	Senior Term Debt(7) (7.4%, Due 1/2014)	1,990	1,965
		Senior Subordinated Term Debt(7) (10.7%, Due 7/2014)	500	495
SCI Cable, Inc.	Service-cable, internet, voice provider	Senior Term Debt(6) (13.8%, Due 10/2008)	2,482	2,398
SCS Acquisition Corp.(2)	Service-chemically treated equipment distribution	Senior Term Debt(6) (9.8%, Due 12/2011)	5,117	5,111
		Senior Term Debt(3)(6) (11.8%, Due 12/2011)	6,494	6,477
Sunburst Media—Louisiana, LLC	Service-radio station operator	Senior Term Debt(6) (11.5%, Due 6/2011)	7,878	7,800
Sunshine Media Holdings	Service-publisher regional B2B trade magazines	Line of Credit, $3,000 available(6) (9.8%, Due 5/2010)	700	695
		Senior Term Debt(6) (9.8%, Due 5/2012)	17,000	16,915
		Senior Term Debt(3)(6) (12.3%, Due 5/2012)	10,000	9,925
Thibaut Acquisition Co.	Service-design and disbribute wall covering	Line of Credit, $1,000 available(6) (10.3%, Due 1/2011)	800	798
		Senior Term Debt(6) (10.3%, Due 1/2011)	2,713	2,709
		Senior Term Debt(3)(6) (12.8%, Due 1/2011)	3,000	2,992
U.S. HealthCare Communications, LLC	Service-magazine publisher/ operator	Senior Term Debt(6)(10) (non-accrual, Due 4/2011)	2,244	1,809
Viapack, Inc.(2)	Manufacturing-polyethylene film	Senior Real Estate Term Debt (10.3%, Due 3/2011)	975	975
		Senior Term Debt(3)(6) (11.8%, Due 3/2011)	4,223	4,192
Visual Edge Technology, Inc.(2)	Service-office equipment distribution	Senior Subordinated Term Debt(6) (13.8%, Due 8/2011)	5,000	3,575
Wesco Holdings, Inc.(2)	Service-aerospace parts and distribution	Senior Term Debt(7) (7.5%, Due 9/2013)	2,454	2,383
		Senior Subordinated Term Debt(7) (11.0%, Due 3/2014)	2,270	2,233
West Coast Yellow Pages, Inc.	Service-directory publisher	Senior Term Debt(6) (13.3%, Due 8/2010)	1,584	1,518

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2007

(DOLLAR AMOUNTS IN THOUSANDS)

Company	Industry	Investment(1)	Cost	Fair Value
Westlake Hardware, Inc.(2)	Retail-hardware and variety	Senior Subordinated Term Debt(6) (13.0%, Due 1/2011)	$15,000	$14,987
Winchester Electronics	Manufacturing-high bandwidth connectors and cables	Senior Term Debt(6) (9.5%, Due 5/2013)	1,995	1,990
		Senior Subordinated Term Debt(6) (12.8%, Due 4/2013)	10,000	9,950
WP Evenflo Group Holdings Inc.(2)	Manufacturing-infant and juvenile products	Senior Term Debt(7) (8.0%, Due 2/2013)	1,990	1,851
		Senior Subordinated Term Debt(7) (11.5%, Due 2/2014)	2,000	1,860

Total Non-Control/Non-Affiliate Investments			$354,835	$348,921

CONTROL INVESTMENTS
BERTL, Inc.	Service-web-based evaluator of digital imaging products	Common Stock(5)(8)	$924	$924

Total Investments(11)			$355,759	$349,845

(1)
Percentage represents interest rates in effect at September 30, 2007 and due date represents the contractual maturity date.

(2)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(3)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt, however the debt is also junior to another Last Out Tranche.

(5)
Investment valued at cost due to recent acquisition.

(6)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(7)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price, on or near September 28, 2007, offered by the respective originating syndication agent's trading desk, or secondary desk.

(8)
Security is non-income producing.

(9)
It's Just Lunch revolving may borrow an additional $1,750 of the senior term debt facility, subject to certain conditions including Gladstone Capital's approval. Borrowings of $500 were outstanding at September 30, 2007.

(10)
U.S. Healthcare Communications, LLC is currently past due on interest payments and is on non-accrual.

(11)
Aggregate gross unrealized depreciation for federal income tax purposes is $9,107; aggregate gross unrealized appreciation for federal income tax purposes is $3,192. Net unrealized depreciation is $5,915 based on a tax cost of $355,759.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year Ending September 30,
	2008	2007	2006
INVESTMENT INCOME
Interest income—non control/non affiliate investments	$44,733	$35,413	$25,647
Interest income—control investments	64	—	—
Interest income—cash and cash equivalents	335	256	39
Interest income—notes receivable from employees (Refer to Note 4)	471	526	441
Prepayment fees and other income	122	492	773

Total investment income	45,725	36,687	26,900

EXPENSES
Interest expense	8,284	7,226	3,239
Loan servicing fee (Refer to Note 4)	6,117	3,624	2,908
Base management fee (Refer to Note 4)	2,212	2,402	1,284
Incentive fee (Refer to Note 4)	5,311	4,608	—
Administration fee (Refer to Note 4)	985	719	—
Professional fees	911	523	548
Amortization of deferred financing fees	1,534	267	140
Stockholder related costs	443	217	304
Directors fees	220	234	116
Insurance expense	227	249	207
Stock option compensation	—	—	285
Other expenses	325	328	485

Expenses before credit from Adviser	26,569	20,397	9,516
Credit to base management and incentive fees from Adviser (Refer to Note 4)	(7,397)	(5,971)	(2,069)

Total expenses net of credit to base management and incentive fees	19,172	14,426	7,447

NET INVESTMENT INCOME BEFORE INCOME TAXES	26,553	22,261	19,453
Income tax expense	—	—	102

NET INVESTMENT INCOME	26,553	22,261	19,351

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized (loss) gain on sale of investments	(787)	44	(904)
Realized gain on settlement of derivative	7	39	15
Unrealized depreciation on derivative	(12)	(38)	—
Net unrealized (depreciation) appreciation on investments	(47,023)	(7,354)	5,968

Net (loss) gain on investments	(47,815)	(7,309)	5,079
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,262)	$14,952	$24,430

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic	$(1.08)	$1.13	$2.15

Diluted	$(1.08)	$1.13	$2.10

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	19,699,796	13,173,822	11,381,378
Diluted	19,699,796	13,173,822	11,615,922

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ending September 30,
	2008	2007	2006
Operations:
Net investment income	$26,553	$22,261	$19,351
Net realized (loss) gain on sale of investments	(787)	44	(904)
Realized gain on settlement of derivative	7	39	15
Unrealized depreciation on derivative	(12)	(38)	—
Net unrealized (depreciation) appreciation on investments	(47,023)	(7,354)	5,968

Net (decrease) increase in net assets from operations	(21,262)	14,952	24,430

Distributions to stockholders from:
Net investment income	(25,945)	(19,444)	(17,900)
Gains	(285)	(2,697)	(728)
Tax return on capital	(7,149)	—	—

Net decrease in net assets from distributions to stockholders	(33,379)	(22,141)	(18,628)

Capital share transactions:
Issuance of common stock under shelf offering	106,226	57,437	—
Issuance of common stock under stock option plan	—	—	16,375
Repayment of principal on employee notes	56	301	190
Note receivable issued from sale of common stock	—	—	(1,692)
Stock option compensation	—	—	285
Shelf offering costs	(852)	(672)	—
Stock surrendered in settlement of withholding tax	—	(1,488)	—

Net increase in net assets from capital share transactions	105,430	55,578	15,158

Total increase in net assets	50,789	48,389	20,960
Net assets at beginning of year	220,959	172,570	151,610

Net assets at end of year	$271,748	$220,959	$172,570

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ending September 30,
	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(21,262)	$14,952	$24,430
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(176,550)	(261,700)	(135,955)
Principal repayments on investments	69,183	86,958	97,703
Proceeds from sale of investments	1,299	34,860	26,307
Net amortization of premiums and discounts	228	139	(137)
Increase in investment balance due to payment in kind interest	(58)	—	(75)
Amortization of deferred financing fees	1,534	267	135
Realized loss on investments	787	188	1,329
Stock compensation expense	—	—	285
Unrealized depreciation on derivative	12	37	—
Change in net unrealized depreciation (appreciation) on investments	47,023	7,354	(5,968)
(Decrease) increase in interest receivable	(1,232)	(1,015)	1
(Increase) decrease in funds due from custodian	(1,313)	357	(963)
Increase (decrease) in prepaid assets	31	(111)	(49)
Increase in other assets	(490)	(185)	(76)
Increase (decrease) in accounts payable	2	2	(17)
Increase in interest payable	59	340	64
Increase in accrued expenses and deferred liabilities	537	69	371
(Decrease) increase in fees due to affiliate (Refer to Note 4)	(252)	468	(151)
Increase in administration fee due to Gladstone Administration (See Note 4)	10	238	—
Increase (decrease) in funds held in escrow	234	(203)	2

Net cash (used in) provided by operating activities	(80,218)	(116,984)	7,236

CASH FLOW FROM INVESTING ACTIVITIES
Redemption (purchase) of U.S. Treasury Bill	2,484	(2,484)	—

Net cash provided by (used in) investing activities	2,484	(2,484)	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common shares	106,226	57,437	—
Borrowings from the line of credit	200,618	305,600	146,740
Repayments on the line of credit	(194,028)	(211,153)	(149,781)
Distributions paid	(33,379)	(22,141)	(18,628)
Exercise of employee stock options	—	—	14,683
Receipt of principal on notes receivable—employees (Refer to Note 4)	56	301	190
Deferred financing fees	(3,253)	(308)	(212)
Shelf offering costs	(852)	(673)	—
Withholding tax obligation settlement	—	(1,488)	—

Net cash provided by (used in) financing activities	75,388	127,575	(7,008)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(2,346)	8,107	228
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	8,839	732	504

CASH AND CASH EQUIVALENTS, END OF YEAR	$6,493	$8,839	$732

CASH PAID DURING PERIOD FOR INTEREST	$8,226	$6,886	$3,174
CASH PAID DURING PERIOD FOR TAXES	$7	$—	$—
NON-CASH FINANCING ACTIVITIES
Cancellation of employee note receivable	$—	$717	$—
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$—	$—	1,692

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)

	Year ending September 30,
	2008	2007	2006
Per Share Data(1)
Net asset value at beginning of period	$14.97	$14.02	$13.41

Income from investment operations(2)
Net investment income	1.35	1.69	1.70
Net realized loss on the sale of investments	(0.04)	—	(0.08)
Net unrealized (depreciation) appreciation on investments	(2.39)	(0.56)	0.53

Total from investment operations	(1.08)	1.13	2.15

Distributions to stockholders from(2)(3)
Net investment income	(1.31)	(1.48)	(1.58)
Gains	(0.01)	(0.20)	(0.06)
Tax return on capital	(0.36)	—	—

Total distributions	(1.68)	(1.68)	(1.64)

Capital share transactions:
Issuance of common stock under shelf offering	0.72	1.55	—
Issuance of common stock under stock option plan	—	—	0.06
Offering costs	(0.04)	(0.05)	—
Stock compensation expense	—	—	0.02
Repayment of principal on notes receivable	—	0.06	0.02
Stock surrendered to settle withholding tax obligation	—	(0.06)	—

Total from capital share transactions	0.68	1.50	0.02

Net asset value at end of period	$12.89	$14.97	$14.02

Per share market value at beginning of period	$19.52	$22.01	$22.55
Per share market value at end of period	$15.24	$19.52	$22.01
Total return(4)	(13.90)%	(4.40)%	5.21%
Shares outstanding at end of period	21,087,574	14,762,574	12,305,008
Statement of Assets and Liabilities Data:
Net assets at end of period	$271,748	$220,959	$172,570
Average net assets(5)	$284,304	$189,732	$155,868
Senior Securities Data:
Borrowing under line of credit	$151,030	$144,440	$49,993
Asset coverage ratio(6)(7)	286%	259%	466%
Average coverage per unit(7)	$2,860	$2,594	$4,657
Ratios/Supplemental Data:
Ratio of expenses to average net assets(8)	9.34%	10.75%	6.16%
Ratio of net expenses to average net assets(9)	6.74%	7.60%	4.84%
Ratio of net investment income to average net assets	9.34%	11.73%	12.42%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

GLADSTONE CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)

(3)
Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(4)
Total return equals the change in the ending market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of its dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital. For further information on estimated character of the Company's dividends please refer to Note 10.

(5)
Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(6)
As a business development company, the Company is generally required to maintain a ratio of at least 200% of total assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings.

(7)
Asset coverage ratio is the ratio of the carrying value of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per $1,000 of indebtedness.

(8)
Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

(9)
Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 1. Organization

        Gladstone Capital Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 as a closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended ("the 1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income by investing in debt and equity securities of established private businesses.

        Gladstone Business Loan, LLC ("Business Loan"), a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of holding the Company's portfolio of loan investments. Gladstone Capital Advisers, Inc. ("Capital Advisers") is also a wholly-owned subsidiary.

        Gladstone Financial Corporation ("Gladstone Financial"), a wholly-owned subsidiary of the Company, was established on November 21, 2006 for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. This will enable the Company, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies. Currently, Gladstone Financial holds a U.S. Treasury Bill that it purchased with proceeds from the Company's initial stock purchase in Gladstone Financial of approximately $2.5 million.

        The financial statements of the subsidiaries are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("Adviser"), an unconsolidated affiliate of the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") that require management to make

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

        Certain amounts in the prior years' financial statements have been reclassified to conform to the current year presentation with no effect to net increase in net assets resulting from operations.

Cash and Cash Equivalents

        Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of September 30, 2008 and September 30, 2007.

Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control Investments" are investments in those portfolio companies that the Company is deemed to "Control." "Affiliate Investments" are investments in those portfolio companies that are "Affiliated Companies" of the Company, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at market value to the extent that market quotations are readily available, and otherwise at fair value, as determined in good faith by its Board of Directors. In determining the fair value of the Company's investments, the Adviser has established an investment valuation policy (the "Policy"). The Policy is approved by the Company's Board of Directors and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently, and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

        The Company uses generally accepted valuation techniques to value its portfolio unless the Company has specific information about the value of an investment to determine otherwise. From time to time the Company may accept an appraisal of a business in which the Company holds securities. These appraisals are expensive and occur infrequently but provide a third party valuation opinion that may differ in results, techniques and scopes used to value the Company's investments. When these specific third-party appraisals are engaged or accepted, the Company would use such appraisals to value the investment the Company has in that business if it was determined that the appraisals were the best estimate of fair value.

        The Policy, which is summarized below, applies to publicly-traded securities, securities for which a limited market exists, and securities for which no market exists.

        Publicly-traded securities:    The Company determines the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that the Company owns restricted securities that are not freely tradable, but for which a public market otherwise exists, the Company will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

        Securities for which a limited market exists:    The Company values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the firm bid price. If a firm bid price is unavailable, the Company bases the value of the security upon the indicative bid price offered by the respective originating syndication agent's trading desk, or secondary desk, on or near the valuation date. To the extent that the Company uses the indicative bid price as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

        Securities for which no market exists:    The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; and (3) portfolio investments in non-controlled companies comprised of a bundle of securities, which can include debt and equity securities.

        (1) Portfolio investments comprised solely of debt securities:    Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist ("Non-Public Debt Securities"), and that are issued by portfolio companies where the Company has no equity, or equity-like securities, are fair valued in accordance with the terms of the Policy, which utilizes opinions of value submitted to the Company by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit Paid in Kind ("PIK") interest to SPSE for their evaluation when it is determined the PIK interest is likely to be received.

        (2) Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities:    The Company values Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, equity, or other equity-like securities) that are purchased

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

together as part of a package, where we have control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company.

        (3) Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities:    The Company values Non-Public Debt Securities and equity or equity-like securities that are purchased together from the same "non-controlled" portfolio company, or issuer, by valuing the debt portion with SPSE (as described above) and valuing the equity portion based on the total enterprise value of the issuer, which is calculated using a liquidity waterfall approach.

        Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security's principal market.

Interest Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. At September 30, 2008, one Non-Control/Non-Affiliate investment and two Control investments were on non-accrual with a cost basis of approximately $13.1 million at September 30, 2008, or less than 2.8% of the cost basis of all loans in the Company's portfolio. Conditional interest, or a success fee, is recorded upon full repayment of a loan investment.

Paid in Kind Interest

        The Company has a loan in its portfolio which contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the fiscal year ended September 30, 2008, the Company recorded PIK income of $62. There was no PIK income recorded during the fiscal year ended September 30, 2007. For the fiscal year ended September 30, 2006, the Company recorded PIK income of $63.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, the Company is required to make available significant managerial assistance to its portfolio companies. The company provides these services through its Adviser, who provides these services on the Company's behalf through its officers, who are also the Company's officers. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to the Company's portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. Effective April 1, 2007, when the Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that the Company pays to its Adviser. Prior to April 1, 2007, 100% of such fees were credited against the base management fee.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fee.

        The Company may receive fees for non-recurring consulting or origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the services provided and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation in its consolidated statement of operations.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

Deferred Finance Costs

        Costs associated with the Company's line of credit facility with Deutsche Bank AG are deferred and amortized over the life of the credit facility, generally for a period of one year. These costs are amortized in the consolidated statement of operations as amortization of deferred financing fees using the straight line method, which closely approximates the effective interest method.

Stock Options

        In December 2004, the Financial Accounting Standards Board ("FASB") approved the revision of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation", and issued the revised SFAS Statement No. 123(R), "Share-Based Payment." SFAS No. 123(R) effectively replaces SFAS No. 123, and supersedes Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). SFAS 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. The Company adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. The Company did not have any stock options outstanding during the fiscal year ended September 30, 2008.

Investment Advisory and Management Agreement with Gladstone Management Corporation

        Since October 1, 2004, the Company has been externally managed pursuant to a contractual investment advisory arrangement with its Adviser, an unconsolidated affiliate of the Company and a registered investment adviser, under which our Adviser has directly employed all of the Company's personnel and paid its payroll, benefits, and general expenses directly. The Company's initial advisory agreement with the Adviser was in place through September 30, 2006 (the "Initial Advisory Agreement"). Pursuant to the Initial Advisory Agreement, the Company paid the Adviser an annual advisory fee of 1.25% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.3125%, and an annual administrative fee of 0.75% of its total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly increments of 0.1875%. The Adviser's Board of Directors agreed to waive, for the quarters ending June 30, 2006 and September 30, 2006, the annual advisory fee of 1.25% to 0.5% for those senior syndicated loans in which the Company already had syndicated second lien participations. On October 1, 2006, the Company entered into an amended and restated investment advisory agreement (the "Amended Advisory Agreement") with the Adviser and an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC (the "Administrator"). (Please refer to Note 4. Related Party Transactions.)

        Under the Amended Advisory Agreement, the Company pays a 2% annual base management fee computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, less any uninvested cash or cash equivalents resulting from borrowings. During the fiscal year ended September 30, 2007, the Adviser's board of directors waived the amount of the fee on senior syndicated loans from an annual rate of 2% to 0.5%.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

Effective April 1, 2007, when the Company's Adviser receives fees from the Company's portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that the Company would otherwise be required to pay to the Company's Adviser. Prior to April 1, 2007, certain of such fees were 100% credited against the 2% base management fee.

        In addition, the Company's Adviser services the loans held by Business Loan, in return for which the Adviser receives a 1.5% annual fee based on the monthly aggregate balance of loans held by Business Loan. Since the Company owns these loans, all loan servicing fees paid to the Adviser are also credited directly against the 2% base management fee.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company's net assets. The Adviser will receive an annual capital gains incentive fee of 20% of the Company's realized capital gains (net of realized capital losses and unrealized capital depreciation).

Administration Agreement with Gladstone Administration, LLC

        The Company has entered into the Administration Agreement with the Administrator, a wholly owned subsidiary of the Adviser, which is controlled by the Company's chairman and chief executive officer. Pursuant to the Administration Agreement, the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company's required administrative services. Such required administrative services include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company's stockholders and reports filed with the Securities and Exchange Commission.

        The Administration Agreement requires the Company to reimburse the Administrator for the performance of its obligations under the Administration Agreement. The reimbursement is based upon the allocable portion of the Administrator's overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staff.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

        In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. As of September 30, 2008 tax years 2005, 2006, 2007 and 2008 were open. The Company has evaluated the implications of FIN 48, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the consolidated financial statements.

Dividends

        Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company may retain long-term capital gains, if any, and not pay them out as dividends. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to a 35% tax.

Recent Accounting Pronouncements

        In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which is intended to help investors better understand how derivative instruments and hedging activities affect an entity's financial position, financial performance and cash flows through enhanced disclosure requirements. The enhanced disclosures primarily surround disclosing the objectives and strategies for using derivative instruments by their underlying risk as well as a tabular format of the fair values of the derivative instruments and their gains and losses. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe the adoption of this pronouncement will have a material impact on its reporting of its derivatives.

        In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations," which replaces SFAS No. 141 "Business Combinations" ("SFAS No. 141(R)"). SFAS No. 141(R) significantly changes the accounting for acquisitions involving business combinations, as it requires that the assets and

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 2. Summary of Significant Accounting Policies (Continued)

liabilities of all business combinations be recorded at fair value, with limited exceptions. SFAS 141(R) also requires that all expenses related to the acquisition be expenses as incurred, rather than capitalized into the cost of the acquisition as had been the previous accounting under SFAS No. 141. SFAS No. 141(R) is effective on a prospective basis for all business combinations for which the acquisition date is on or after the beginning of the first annual period subsequent to December 15, 2008. The Company is required to adopt SFAS No. 141(R) on October 1, 2009 and is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In November 2007, the SEC issued Staff Accounting Bulletin No. 109, "Written Loan Commitments Recorded at Fair Value Through Earnings" ("SAB 109"). SAB 109 provides guidance on the accounting for written loan commitments recorded at fair value under GAAP. Specifically, SAB 109 revises the Staff's views on incorporating expected net future cash flows related to loan servicing activities in the fair value measurement of a written loan commitment. SAB 109, which supersedes SAB 105, "Application of Accounting Principles to Loan Commitments," requires the expected net future cash flows related to the associated servicing of the loan be included in the measurement of all written loan commitments that are accounted for at fair value through earnings. SAB 109 is effective in fiscal quarters beginning after December 15, 2007. The Company has evaluated the implications of SAB 109 and determined that there is no material impact on its consolidated financial statements.

        In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115" which is effective for fiscal years beginning after November 15, 2007. This pronouncement permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. Subsequent unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. The Company is currently evaluating the potential impact of this pronouncement on its consolidated financial statements.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 applies broadly to securities and other types of assets and liabilities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within that fiscal year. The Company will be required to adopt SFAS No. 157 on October 1, 2008 and is currently evaluating the impact of this pronouncement on its consolidated financial statements.

Note 3. Investments

Non-Control/Non-Affiliate Investments

        At September 30, 2008 and 2007, the Company held Non-Control/Non-Affiliate investments in the aggregate of approximately $448.4 million and $354.8 million, at cost, respectively.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 3. Investments (Continued)

Control and Affiliate Investments

        At September 30, 2008 and 2007, the Company held control investments in the aggregate of approximately $12.5 million and $0.9 million at cost, respectively. At September 30, 2008, the control investments were comprised of BERTL, Inc. ("BERTL"), U.S. Healthcare Inc. ("U.S. Healthcare"), LocalTel, LLC ("LocalTel") and Western Directories, Inc. "(Western Directories").

  •
  BERTL:  The Company originally purchased a past due debt instrument in MCA Communications, LLC, and the Company accepted a deed in lieu of foreclosure in satisfaction of BERTL's obligations under the debt instrument on September 28, 2007. BERTL is a web-based evaluator of digital imaging products.

  •
  U.S. Healthcare:  The Company offered at public sale certain assets of U.S Healthcare on January 30, 2008, consisting generally of all fixtures of tangible and intangible personal property. The Company acquired these assets in the sale, through a newly formed subsidiary, and intends to continue the business of U.S. Healthcare under its control. U.S. Healthcare is a service-magazine operator.

  •
  LocalTel:  On July 2, 2008, the Company acquired from the previous owner certain assets of LocalTel, Inc, consisting of all tangible and intangible personal property. The Company acquired these assets through a newly formed subsidiary, and intends to continue the business of LocalTel under its control. LocalTel is a telephone book publisher.

  •
  Western Directories:  On August 27, 2008, the Company acquired from the previous owner certain assets of West Coast Yellow Pages, consisting of all tangible and intangible personal property. The Company acquired these assets through a newly formed subsidiary and intends to continue the business under its control. Western Directories is a telephone book publisher.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 3. Investments (Continued)

Investment Concentrations

        Investments at fair value consisted of the following industry classifications as of September 30, 2008 and September 30, 2007:

	September 30, 2008			September 30, 2007
		Percentage			Percentage
Industry Classification	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Aerospace & Defense	$4,192	1.0%	1.6%	$4,616	1.3%	2.1%
Automobile	5,055	1.2%	1.9%	6,246	1.8%	2.8%
Broadcast (TV & Radio)	52,336	12.8%	19.2%	41,934	12.0%	19.0%
Buildings and Real Estate	13,519	3.3%	5.0%	—	—	—
Cargo Transport	15,805	3.9%	5.8%	15,685	4.5%	7.1%
Chemicals, Plastics & Rubber	16,375	4.0%	6.0%	25,111	7.2%	11.4%
Diversified/Conglomerate Manufacturing	3,195	0.8%	1.2%	3,710	1.1%	1.7%
Diversified Natural Resources, Precious Metals and Minerals	12,936	3.2%	4.8%
Electronics	35,208	8.6%	13.0%	31,351	9.0%	14.2%
Farming & Agriculture	10,031	2.5%	3.7%	11,538	3.3%	5.2%
Finance	1,812	0.4%	0.7%	2,461	0.7%	1.1%
Healthcare, Education & Childcare	76,642	18.8%	28.2%	36,927	10.5%	16.7%
Home & Office Furnishings	15,379	3.8%	5.7%	17,057	4.9%	7.7%
Leisure, Amusement, Movies & Entertainment	8,097	2.0%	3.0%	9,509	2.7%	4.3%
Machinery	9,834	2.4%	3.6%	9,883	2.8%	4.5%
Mining, Steel, Iron & Non-Precious Metals	25,095	6.2%	9.2%	27,057	7.7%	12.2%
Personal and Non-durable Consumer Products	9,703	2.4%	3.6%	8,978	2.6%	4.1%
Printing & Publishing	60,440	14.8%	22.2%	72,191	20.6%	32.7%
Retail Stores	22,800	5.6%	8.4%	14,986	4.3%	6.8%
Textiles & Leather	9,479	2.3%	3.5%	10,605	3.0%	4.8%

Total	$407,933	100.0%		$349,845	100.0%

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 3. Investments (Continued)

        The investments at fair value consisted of the following geographic regions of the United States at September 30, 2008 and September 30, 2007:

	September 30, 2008			September 30, 2007
		Percentage			Percentage
Geographic Region	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Midwest	$206,271	50.6%	69.4%	$152,929	43.7%	69.2%
West	85,294	20.9%	29.0%	70,842	20.2%	32.1%
Mid-Atlantic	50,807	12.4%	14.7%	56,866	16.3%	25.7%
Southeast	49,374	12.1%	20.4%	44,488	12.7%	20.1%
Northeast	10,617	2.6%	4.3%	17,332	5.0%	7.8%
U.S. Territory	5,570	1.4%	1.9%	7,388	2.1%	3.3%

	$407,933	100.0%		$349,845	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Repayment

        The following table summarizes the contractual principal repayment and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Amount
2009	$25,476
2010	47,797
2011	104,543
2012	93,281
2013	141,970
Thereafter	42,770

Total Contractual Repayments	$455,837
Investments in Equity Securities	5,033

Total	$460,870

Note 4. Related Party Transactions

Loans to Employees

        The Company provided loans to employees of the Adviser, who at the time of the loans were joint employees of the Company and either the Adviser, or the Company's previous investment adviser, Gladstone Capital Advisers, Inc., for the exercise of options under the Company's Amended and Restated 2001 Equity Incentive Plan (the "2001 Plan"), which has since been terminated and is no

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

longer in operation. The loans require the quarterly payment of interest at the market rate in effect at the date of issue, have varying terms not exceeding ten years and have been recorded as a reduction of net assets. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. No new loans were issued during the fiscal years ended September 30, 2008 and September 30, 2007, and the Company received $56 and $301 of principal repayments during the fiscal years ended September 30, 2008 and September 30, 2007, respectively. The Company recognized interest income from all employee stock option loans of $471, $526 and $441, respectively, for the fiscal years ended September 30, 2008, 2007 and 2006. The outstanding principal balances due on all employee stock option loans at September 30, 2008 and 2007 were $9,175 and $9,230, respectively.

        In July 2007, a loan to an employee, and the shares pledged as collateral under the loan under a related pledge agreement, were cancelled due to an event of default which was triggered by a stop loss provision in the employee's promissory note and pledge agreement. The provision specified that in the event that the aggregate value of the shares pledged under the note, as determined by the intra-day trading price of the shares on Nasdaq, became less than or equal to the aggregate outstanding principal amount of the note, the note would become immediately due and collectible through cancellation of the shares under the terms of the pledge agreement. The Company cancelled 37,109 shares which, in turn, cancelled via a non-cash transaction the remaining outstanding principal of the note of approximately $717.

Investment Advisory and Management Agreement

        The Company is externally managed by the Adviser, which is controlled by our chairman and chief executive officer, under a contractual investment advisory agreement. On October 1, 2006, the Company entered into the Amended Advisory Agreement. From October 1, 2004 through September 30, 2006, the relationship was governed by the Initial Advisory Agreement.

Terms of the Amended Advisory Agreement

        Under the Amended Advisory Agreement, the Company pays the Adviser an annual base management fee of 2% of its average gross assets, which is defined as total assets less cash and cash equivalents pledged to creditors calculated as of the end of the two most recently completed fiscal quarters and also consists of a two-part incentive fee.

        The first part of the incentive fee is an income-based incentive fee which rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of the Company's net assets (the "hurdle rate"). The Company pays the Adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

  •
  100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Amended Advisory Agreement, as of the termination date) and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in its portfolio.

        The Adviser's board of directors voluntarily waived, for the fiscal quarters within the fiscal year ended September 30, 2008, the annual 2.0% base management fee to 0.5% for senior syndicated loan participations and also waived in its entirety the incentive fee due for the quarter ended September 30, 2008.

        In addition to the base management and incentive fees under the Amended Advisory Agreement, certain fees received by the Adviser from the Company's portfolio companies were credited against the investment advisory fee under the Initial Advisory Agreement, and will continue to be paid to the Adviser and credited under the Amended Advisory Agreement. Effective April 1, 2007, 50% of certain of the fees received by the Adviser are credited against the base management fee, whereas prior to such date 100% of those fees were credited against the base management fee. In addition, as under the Initial Advisory Agreement, the Company continues to pay its direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance under the Amended Advisory Agreement.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

        The following tables summarize the management fees, incentive fees and associated credits reflected in the accompanying consolidated statement of operations:

	Year Ending September 30,
	2008	2007	2006
Base management fee	$2,212	$2,402	$1,284
Credit for fees received by Adviser from the portfolio companies	(1,678)	(1,660)	(2,051)
Fee reduction for the voluntary, irrevocable waiver of 2% fee on senior syndicated loans to 0.5% per annum	(408)	(481)	(18)

Net base management fee	$126	$261	$(785)

Incentive fee	$5,311	$4,608	$—
Credit from voluntary, irrevocable waiver issued by Adviser's board of directors	(5,311)	(3,830)	—

Net incentive fee	$—	$778	$—

Credit for fees received by Adviser from the portfolio companies	$(1,678)	$(1,660)	$(2,051)
Fee reduction for the voluntary, irrevocable waiver of 2% fee on senior syndicated loans to 0.5% per annum	(408)	(481)	(18)
Incentive fee credit	(5,311)	(3,830)	—

Credit to base management and incentive fees from Adviser	$(7,397)	$(5,971)	$(2,069)

        There was no incentive fee in effect at September 30, 2006.

        As of September 30, 2008, the Company owed $83 of unpaid base management fee due to the Adviser and there were no unpaid incentive fees to the Adviser, presented in the net fees due to Adviser in the accompanying consolidated statements of assets and liabilities. The credits to the base management fee and incentive fee are reflected on the consolidated statement of operations as credits to base management and incentive fees. The Company did not earn the capital gains portion of the incentive fee for the fiscal years ended September 30, 2008 or September 30, 2007, nor was the fee in effect in the fiscal year ended September 30, 2006. Overall, the base management fee due to the Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

Terms of the Initial Advisory Agreement

        As compensation for its services, under the Initial Advisory Agreement, the Company paid the Adviser an annual advisory fee of 1.25% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.3125%, and an annual administrative fee of 0.75% of total assets (as reduced by cash and cash equivalents pledged to creditors), payable in quarterly computed increments of 0.1875%, for a total annual management fee of 2.0% (0.50% quarterly) of total assets (as reduced by cash and cash equivalents pledged to creditors).

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 4. Related Party Transactions (Continued)

The Company also paid all of its direct expenses including, but not limited to, directors' fees, legal and accounting fees, stockholder related expenses, and directors and officers insurance.

Loan Servicing and Portfolio Company Fees

        The Adviser also services the loans held by Business Loan, in return for which it receives a 1.5% annual fee based on the monthly aggregate outstanding balance of the loans pledged under the Company's line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser have been and continue to be treated as reductions directly against the 2% management fee, under both the Initial and Amended Advisory Agreements. Effective in April 2006, the Adviser's board of directors reduced the annual servicing fee rate on these loans to 0.5%. For fiscal year ended September 30, 2008 and 2007, these loan servicing fees totaled $6,117 and $3,624, respectively, all of which were deducted against the 2% base management fee in order to derive the base management fee which is presented as the line item base management fee in the consolidated statements of operations. At September 30, 2008, the Company owed $374 of unpaid loan servicing fees to the Adviser, which are netted and recorded in fees due to Adviser. At September 30, 2007, the Company owed $267 in loan servicing fees to the Adviser, recorded in fees due to Adviser in the consolidated statements of assets and liabilities. Under the Initial and Amended Advisory Agreements, the Adviser has also provided and continues to provide managerial assistance and other services to the Company's portfolio companies and may receive fees for services other than managerial assistance services.

Administration Agreement

        On October 1, 2006, the Company entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent for employees of the Administrator, and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded an administration fee of $985, for the fiscal year ended September 30, 2008. The administration fee in fiscal year ended September 30, 2007 was $719.

Note 5. Line of Credit

        Through Business Loan, the Company has a $300 million revolving credit facility with Deutsche Bank AG, as administrative agent, pursuant to which Business Loan pledges the loans it holds to secure future advances by certain institutional lenders. The interest rate charged on the advances under the DB Facility is based on the Commercial Paper ("CP") rate which is equivalent to the weighted average per annum rates paid by the DB Facility's CP lenders in respect of CP notes issued by the CP lender during such period. Business Loan also has the ability to borrow at an alternative rate from the committed lenders if CP lenders are unable to fund advances. The alternative rate is the London Interbank Offered Rate ("LIBOR"), or if LIBOR is unavailable, the Prime Rate or the Federal Funds

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 5. Line of Credit (Continued)

Rate plus 1.0%. In February 2008, the Company increased the DB Facility from $220 million to $250 million, and in April 2008, increased the DB Facility to $300 million and added Branch Banking and Trust Company ("BB&T") as a committed lender. In June 2008, the Company renewed the DB Facility, which matures on May 21, 2009. The fees incurred for the above amendments are recorded in deferred financing fees in the accompanying consolidated statements of assets and liabilities.

        As of September 30, 2008, the outstanding principal balance under the DB Facility was $151,030 at a stated interest rate of approximately 3.9%, plus a 2.5% program fee. Available borrowings are subject to various constraints imposed under the credit agreement, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At September 30, 2008, the remaining borrowing capacity available under the DB Facility was $148,970. The weighted average borrowings outstanding under the DB Facility for the fiscal years ended September 30, 2008 and 2007 were approximately $137.6 million and $110.4 million, respectively, at a weighted average annual interest cost of 7.1% and 6.8%, respectively, which was computed by using the annual stated interest rate plus commitment and other fees plus the amortization of deferred financing fees divided by the weighted average debt outstanding.

        The DB Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The DB Facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of September 30, 2008, Business Loan was in compliance with all of the facility covenants.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York Mellon Corp. as custodian. Deutsche Bank AG is also the trustee of the account and once a month remits the collected funds to the Company. At September 30, 2008, the amount due from custodian was $4,544 and at September 30, 2007, the amount due from custodian was $3,230.

        The Adviser also services the loans pledged under the DB Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the DB Facility. The performance guaranty requires that the Company maintain a minimum net worth of $100 million and 75% of equity issuances after May 2003 and maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of September 30, 2008, the Company was in compliance with all covenants under the performance guaranty.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 6. Interest Rate Cap Agreement

        Pursuant to the initial terms of the DB Facility, the Company has an interest rate cap agreement that effectively limits the interest rate on a portion of the borrowings under the line of credit.

        The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

        In February 2004, the Company entered into an interest rate cap agreement with a notional amount of $35.0 million at a cost of $304. At September 30, 2008, the interest rate cap agreement's current notional amount was $2.3 million and it had a nominal fair market value which was recorded in other assets on the Company's consolidated balance sheet at September 30, 2008 and 2007. The Company records changes in the fair market value of the interest rate cap agreement monthly based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company's consolidated statement of operations. The interest rate cap agreement expires in February 2009. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 5% when the LIBOR rate is in excess of 5%. During the fiscal year ended September 30, 2008, the Company recorded $7 as compared to $39 for the fiscal year ended September 30, 2007 of income from the interest rate cap agreement recorded as a realized gain on the settlement of derivative on the Company's consolidated statements of operations.

Note 7. Common Stock Transactions

        Transactions in common stock were as follows:

	Shares	Total Value
Balance as of September 30, 2006(1)	12,305,008	$181,574
Issuance of Common Stock under Option Plan(1)	5,000	—
Issuance of Common Stock under Shelf Offering(2)	2,550,000	56,764
Shares surrendered for settlement of withholding tax(3)	(60,325)	(1,488)
Shares surrendered for cancellation of employee loan(4)	(37,109)	(717)
Return of Capital Statement of Position Adjustment(5)	—	(211)

Balance as of September 30, 2007	14,762,574	$235,922
Issuance of Common Stock under Shelf Offering(6)	6,325,000	105,374
Return of Capital Statement of Position Adjustment(5)	—	(7,132)

Balance as of September 30, 2008	21,087,574	$334,164

(1)
The balance of common stock at September 30, 2006 does not include 5,000 shares resulting from the exercise of stock options on September 29, 2006 that were not issued by the Company's transfer agent until October 1, 2006.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 7. Common Stock Transactions (Continued)

(2)
In May 2007, the Company completed a public offering of 2,000,000 shares of its common stock at a price of $24.25 per share, less an underwriting discount of $1.21 per share or 5%.

On July 24, 2007, the Company completed an offering of 400,000 shares of its common stock, at a price of $20.41 per share.

On August 22, 2007, the Company completed an offering of 150,000 shares of its common stock, at a price of $21.32 per share, less a placement fee of $0.64 per share or 3%.

(3)
During the first quarter of the fiscal year ended September 30, 2007, 60,325 shares of stock were surrendered to the Company from certain optionees who exercised non-qualified stock options during the third and fourth quarters of fiscal year 2006 in order to satisfy settlement of withholding taxes that were paid by the Company with respect to the shares underlying the exercise of such options.

(4)
In July 2007, a loan to an employee, and the shares pledged as collateral under the loan under a related pledge agreement, were cancelled due to an event of default which was triggered by a stop loss provision in the employee's promissory note and pledge agreement. The provision specified that in the event that the aggregate value of the shares pledged under the note, as determined by the intra-day trading price of the shares on Nasdaq, became less than or equal to the aggregate outstanding principal amount of the note, the note would become immediately due and collectible through cancellation of the shares under the terms of the pledge agreement. The Company cancelled 37,109 shares.

(5)
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from GAAP. These differences primarily relate to items recognized as income for financial statement purposes and realized gains for tax purposes. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Company made a reclassification among certain of its capital accounts without impacting the net asset value of the Company.

(6)
On October 19, 2007, the Company completed an offering of 2,500,000 shares of its common stock at a price of $18.70 per share, less an underwriting discount of $1.03 per share or 6%. On November 19, 2007, the underwriter exercised its over-allotment option and the Company sold an additional 375,000 shares of common stock at the same price.

On February 5, 2008, the Company completed an offering of 3,000,000 shares of its common stock at a price of $17.00 per share, less an underwriting discount of $0.935 per share or 6%. On February 26, 2008, the underwriter exercised its over-allotment option and the Company sold an additional 450,000 shares of common stock at the same price.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 8. Net (Decrease) Increase in Net Assets Resulting from Operations per Share

        The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per share for the fiscal year ended September 30, 2008, September 30, 2007, and September 30, 2006:

	Year ended September 30,
	2008	2007	2006
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per share	$(21,262)	$14,952	$24,430
Denominator for basic weighted average shares	19,699,796	13,173,822	11,381,378
Dilutive effect of stock options	—	—	234,544

Denominator for diluted weighted average shares	19,699,796	13,173,822	11,615,922

Basic net (decrease) increase in net assets resulting from operations per share	$(1.08)	$1.13	$2.15

Diluted net (decrease) increase in net assets resulting from operations per share	$(1.08)	$1.13	$2.10

Note 9. Stock Option Plan

        Prior to its termination on September 30, 2006, the Company had in place the Amended and Restated 2001 Equity Incentive Plan (the "2001 Plan"). The Company had authorized 2,000,000 shares of capital stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan originally may have been exercised during a term not to exceed ten years from the date of grant. Only employees of the Company and its affiliates were eligible to receive incentive stock options and both employees and non-employee directors were eligible to receive nonstatutory stock options under the 2001 Plan.

        Options granted under the 2001 Plan were either incentive stock options or nonstatutory stock options. The option exercise price was equal to the market price on the date of the grant. For the options granted during fiscal year 2006, all vested immediately, 2005, 3% vested immediately, 50% vested one year after the grant date and 47% vested on the second year anniversary of the grant date. Prior to the termination of the 2001 Plan, the vesting of all unvested stock options were accelerated on April 11, 2006.

        In December 2004, the FASB issued SFAS No. 123 (revised 2004) ("SFAS No. 123(R)") Share-based Payment. SFAS No. 123(R) replaces SFAS No. 123, Accounting for Stock-Based Compensation and supersedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB No. 25"). SFAS No. 123(R) is effective for awards that are granted, modified, or settled in cash for annual periods beginning after June 15, 2005. The Company adopted SFAS No. 123(R) on October 1, 2005 using the modified prospective approach. Under the modified prospective approach, stock-based compensation expense will be recorded for the unvested portion of previously issued awards that remain outstanding at October 1, 2005 using the same estimate of the

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 9. Stock Option Plan (Continued)

grant date fair value and the same attribution method used to determine the pro forma disclosure under SFAS No. 123. SFAS No. 123(R) also requires that all share-based payments to employees after October 1, 2005, including employee stock options, be recognized in the financial statements as stock-based compensation expense based on the fair value on the date of grant. Accordingly, prior period amounts have not been restated.

        For the fiscal year ended September 30, 2006, the Company recorded stock option compensation expense for the cost of stock options issued under the 2001 Plan of $285. The Company's expensing of stock options decreased both basic and diluted net increase to net assets resulting from operations per share by $0.03 and $0.02, respectively, for the fiscal year ended September 30, 2006. Additionally, SFAS No. 123(R) states that any potential tax benefits associated with incentive stock options should be recognized only at the time of settlement if those options settle through a disqualifying disposition. Thus, the related stock-based compensation expense must be treated as a permanent difference until that time which in turn, results in an increase to the Company's effective tax rate. The Company does not record tax benefits associated with the expensing of stock options since the Company intends to qualify as a RIC under Subchapter M of the Code and as such the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders, provided that at least 90% of the taxable income is distributed.

        The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in the fiscal years ended September 30, 2006.

Assumptions:	2006
Risk free interest rate	4.23%
Expected life	3 years
Expected volatility	23.00%
Expected dividend yield	7.65%

        The weighted average per share fair value based on the Black-Scholes option pricing model of options granted during the fiscal year ended September 30, 2006 was $1.89.

        During the fiscal year ended September 30, 2006, the Company issued 1,006,498 shares, 823,332 to executives and directors and 183,166 to ten employees pursuant to stock option exercises, in exchange for cash of $14,683 and four full recourse notes receivable of $1,692. During the fiscal year ended September 30, 2005, the Company issued 25,000 shares; 10,000 to a director and 15,000 to two employees pursuant to stock option exercises, in exchange for cash of $270 and one full recourse note receivable of $157. These transactions were effected pursuant to the 2001 Plan, which allowed the Company to lend its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Interest is charged and paid on such loans at the market rate as determined based on individual financial positions.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 9. Stock Option Plan (Continued)

        On December 2, 2005, the Company held a special meeting of stockholders in which the stockholders voted to approve a proposal to enter into the Amended Advisory Agreement and the Administration Agreement between the Company and its Adviser and Administrator, respectively.

        The Amended Advisory Agreement includes an incentive advisory fee, and regulations promulgated by the SEC prohibit business development companies from implementing an incentive advisory fee while having in place a stock option plan or any outstanding stock options. Thus, in connection with the approval of the Amended Advisory Agreement, and pursuant to an offer approved by the Board of Directors on April 11, 2006, the Company extended an offer to its then-current stock option holders to amend the terms of all outstanding stock options under the 2001 Plan to accelerate the contractual expiration date of these options to September 30, 2006. The offer was filed with the SEC on April 12, 2006, was conducted in accordance with the federal tender offer rules and regulations, and was conditioned upon the acceptance by 100% of the stock option holders. The Board of Directors also accelerated in full the vesting of all outstanding options other than options held by the non-employee Directors effective April 11, 2006, resulting in accelerated vesting of 34,500 outstanding options. On May 31, 2006, 100% of the stock option holders accepted the tender offer, and on September 30, 2006, all outstanding stock options and the 2001 Plan were terminated.

Note 10. Dividends

Dividends and Distributions

        The Company is required to pay out as a dividend 90% of its ordinary income and short-term capital gains for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, three monthly dividends are declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and realized net short-term capital gains for the year. Long-term capital gains are composed of success fees, prepayment fees and gains from the sale of securities held for one year or more. The Company may decide to retain long-term capital gains from the sale of securities, if any, and not pay them out as dividends, however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to a 35% tax. The tax characteristics of all dividends will be reported to stockholders on Form 1099 at the end of each calendar year. The

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 10. Dividends (Continued)

following table lists the per share dividends paid for the fiscal years ended September 30, 2008 and 2007:

Fiscal Year	Record Date	Payment Date	Dividend per Share
2008	September 22, 2008	September 30, 2008	$0.140
	August 21, 2008	August 29, 2008	0.140
	July 23, 2008	July 31, 2008	0.140
	June 20, 2008	June 30, 2008	0.140
	May 21, 2008	May 30, 2008	0.140
	April 22, 2008	April 30, 2008	0.140
	March 21, 2008	March 31, 2008	0.140
	February 21, 2008	February 29, 2008	0.140
	January 23, 2008	January 31, 2008	0.140
	December 20, 2007	December 31, 2007	0.140
	November 21, 2007	November 30, 2007	0.140
	October 23, 2007	October 31, 2007	0.140

		Annual Total:	$1.680

2007	September 20, 2007	September 28, 2007	$0.140
	August 23, 2007	August 31, 2007	0.140
	July 23, 2007	July 31, 2007	0.140
	June 21, 2007	June 29, 2007	0.140
	May 22, 2007	May 31, 2007	0.140
	April 20, 2007	April 30, 2007	0.140
	March 22, 2007	March 30, 2007	0.140
	February 20, 2007	February 28, 2007	0.140
	January 23, 2007	January 31, 2007	0.140
	December 20, 2006	December 29, 2006	0.140
	November 21, 2006	November 30, 2006	0.140
	October 23, 2006	October 31, 2006	0.140

		Annual Total:	$1.680

        Aggregate dividends declared and paid for the 2008 fiscal year were approximately $33.4 million, which were declared based on an estimate of net investment income for the year.

        Aggregate dividends declared and paid for the 2007 fiscal year were approximately $22.1 million, which were declared based on an estimate of net investment income for the year.

        Distribution of Income and Gains    Net investment income of the Company is declared and distributed to stockholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Company if not distributed, and, therefore, generally will be distributed at least annually.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 10. Dividends (Continued)

        The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from GAAP. These differences primarily relate to items recognized as income for financial statement purposes and realized gains for tax purposes. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Company may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Company.

        The Company's components of net assets on a tax-basis were as follows:

	Year Ended September 30,
	2008	2007
Undistributed Ordinary Income	$—	$503
Undistributed Net Long Term Capital Gains	—	—

        In addition, the tax character of distributions paid to stockholders by the Company is summarized as follows:

	Year Ended September 30,
	2008	2007	2006
Distributions from Ordinary Income	$26,110	$19,444	$17,900
Distributions from Long Term Capital Gains	120	2,697	728
Distributions from Tax Return on Capital	7,149	—	—

Total Distributions	$33,379	$22,141	$18,628

Section 19(a) Disclosure—Unaudited

        The Company's Board of Directors estimates the source of the distributions at the time of their declaration as required by Section 19(a) of the 1940 Act. On a monthly basis, if required under Section 19(a), the Company posts a Section 19(a) notice through the Depository Trust Company's Legal Notice System ("LENS") and also sends to its registered stockholders a written Section 19(a) notice along with the payment of dividends for any payment which includes a dividend estimated to be paid from any other source other than net investment income. The estimates of the source of the distribution are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes cannot be determined until the final books and records of the Company are finalized for the calendar year. Following the calendar year end, after definitive information has been determined by the Company, if the Company has made distributions of taxable income (or return of capital), the Company will deliver a Form 1099-DIV to its stockholders specifying such amount and the tax characterization of such amount. Therefore, these estimates are made solely in order to comply with the requirements of Section 19(a) of the 1940 Act and should not be relied

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 10. Dividends (Continued)

upon for tax reporting or any other purposes and could differ significantly from the actual character of distributions for tax purposes.

        The following GAAP estimates were made by the Board of Directors during the quarter ended September 30, 2008:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
September 30, 2008	$0.114	$0.026	$0.140
August 31, 2008	0.118	0.022	0.140
July 30, 2008	0.112	0.028	0.140

        Because the Board of Directors declares dividends at the beginning of a quarter, it is difficult to estimate how much of the Company's monthly dividends and distributions, based on GAAP, will come from ordinary income, capital gains, and returns of capital. Subsequent to the quarter ended September 30, 2008, the following corrections were made to the above listed estimates for that quarter:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
September 30, 2008	$0.087	$0.053	$0.140
August 31, 2008	0.106	0.034	0.140
July 30, 3008	0.096	0.044	0.140

        For dividends declared subsequent to quarter end, the following estimates, based on GAAP, have been made pursuant to Section 19(a) of the 1940 Act:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
December 31, 2008	$0.109	$0.031	$0.140
November 28, 2008	0.110	0.030	0.140
October 31, 2008	0.108	0.032	0.140

Note 11. Commitments and Contingencies

        At September 30, 2008, the Company was not party to any signed and non-binding term sheets for potential investments.

Note 12. Federal and State Income Taxes

        The Company has historically operated, and intends to continue to operate, in a manner to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and as such no income tax provisions have been recorded for the individual companies of Gladstone Capital Corporation and Gladstone Business Loan, LLC.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATED)

Note 12. Federal and State Income Taxes (Continued)

        During the fiscal year ended September 30, 2006, the Company recorded $102 in tax expense in connection with penalties incurred on misclassified revenue on its fiscal year 2004 corporate tax return.

Note 13. Subsequent Events

Dividends

        On October 7, 2008, the Company's Board of Directors declared the following monthly dividends which it believes were and will be paid, as applicable, from ordinary income:

Record Date	Payment Date	Dividend per Share
October 23, 2008	October 31, 2008	$0.14
November 19, 2008	November 28, 2008	$0.14
December 22, 2008	December 31, 2008	$0.14

Investment Activity

        Subsequent to September 30, 2008, the Company extended $8.1 million in revolver draws and additional investments to existing portfolio companies. The Company also received $11.8 million in scheduled and unscheduled loan repayments.

Note 14. Selected Quarterly Data (Unaudited)

	Year Ended September 30, 2008
	Quarter Ended December 31, 2007	Quarter Ended March 31, 2008	Quarter Ended June 30, 2008	Quarter Ended September 30, 2008
Total Investment Income	$11,402	$11,350	$11,420	$11,553
Net Investment Income	7,303	6,442	6,697	6,110
Net Increase (Decrease) in Net Assets Resulting From Operations	1,900	(11,904)	2,809	(14,068)
Basic and Diluted Earnings per Weighted Average Common Share	$0.11	$(0.61)	$0.13	$(0.67)

	Year Ended September 30, 2007
	Quarter Ended December 31, 2006	Quarter Ended March 31, 2007	Quarter Ended June 30, 2007	Quarter Ended September 30, 2007
Total Investment Income	$8,234	$8,644	$9,201	$10,608
Net Investment Income	5,163	5,724	5,705	5,668
Net Increase in Net Assets Resulting From Operations	4,164	4,084	5,965	739
Basic and Diluted Earnings per Weighted Average Common Share	$0.34	$0.33	$0.44	$0.05

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	June 30, 2009	September 30, 2008
ASSETS
Non-Control/Non-Affiliate investments (Cost 6/30/09: $357,896; 9/30/08: $448,356)	$317,501	$407,153
Control investments (Cost 6/30/09: $28,232; 9/30/08: $12,514)	13,532	780

Total investments at fair value (Cost 6/30/09: $386,128; 9/30/08: $460,870)	331,033	407,933
Cash	4,566	6,493
Interest receivable—investments in debt securities	3,669	3,588
Interest receivable—employees (Refer to Note 4)	117	91
Due from custodian	1,631	4,544
Deferred financing fees	1,761	1,905
Prepaid assets	216	306
Other assets	1,340	838

TOTAL ASSETS	$344,333	$425,698

LIABILITIES
Accounts payable	$6	$8
Interest payable	429	646
Fee due to Administrator (Refer to Note 4)	218	247
Due to Adviser (Refer to Note 4)	700	457
Borrowings under line of credit	91,700	151,030
Accrued expenses and deferred liabilities	1,119	1,328
Funds held in escrow	165	234

TOTAL LIABILITIES	94,337	153,950

NET ASSETS	$249,996	$271,748

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000 shares authorized and 21,087,574 shares issued and outstanding at June 30, 2009 and September 30, 2008	$21	$21
Capital in excess of par value	334,140	334,143
Notes receivable—employees (Refer to Note 4)	(9,170)	(9,175)
Net unrealized depreciation on investments	(55,096)	(52,937)
Unrealized depreciation on derivative	—	(304)
Distributions in excess of net investment income	(19,899)	—

TOTAL NET ASSETS	$249,996	$271,748

NET ASSETS PER SHARE	$11.86	$12.89

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Non-syndicated Loans:
Access Television Network, Inc.	Service-cable airtime (infomercials)	Senior Term Debt (10.5%, Due 6/2009)(5)(9)	$1,013	$967
ACE Expediters, Inc	Service-over-the-ground logistics	Senior Term Debt (13.5%, Due 1/2012)(5)	5,000	4,706
		Common Stock Warrants(8)(14)	200	600
ActivStyle Acquisition Co.	Service-medical products distribution	Senior Term Debt (13.0%, Due 9/2012)(3)(5)	4,000	3,850
Allison Publications, LLC	Service-publisher of consumer oriented magazines	Senior Term Debt (10.0%, Due 9/2012)(5)	9,864	8,833
Anitox Acquisition Company	Manufacturing-preservatives for animal feed	Line of Credit, $3,000 available (4.6%, Due 1/2010)(5)	2,000	1,935
		Senior Term Debt (8.5%, Due 1/2012)(5)	3,014	2,916
		Senior Term Debt (10.5%, Due 1/2012)(3)(5)	3,688	3,513
Badanco Acquisition Corp.	Service-luggage design and distribution	Senior Subordinated Term Debt (non-accrual, Due 7/2012)(10)(15)	9,409	—
BAS Broadcasting	Service-radio station operator	Senior Term Debt (11.5%, Due 7/2013)(5)	7,300	6,880
		Senior Term Debt (12.0%, Due 7/2009)(3)(5)	950	931
CCS, LLC	Service-cable TV franchise owner	Senior Term Debt (non-accrual, Due 8/2008)(5)(10)	631	158
Chinese Yellow Pages Company	Service-publisher of Chinese language directories	Line of Credit, $700 available (7.3%, Due 9/2010)(5)	675	626
		Senior Term Debt (7.3%, Due 9/2010)(5)	564	518
Clinton Holdings, LLC	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (12.0%, Due 1/2013)(5)	15,500	13,175
		Escrow Funding Note (1.4%, Due 1/2010)(11)	640	640
		Common Stock Warrants(8)(14)	109	—
CMI Acquisition, LLC	Service-recycling	Senior Subordinated Term Debt (11.0%, Due 11/2012)(5)	6,276	5,883
Defiance Acquisition Corp.	Manufacturing-trucking parts	Senior Term Debt (11.0%, Due 4/2010)(3)(5)	6,005	3,603
		Senior Term Debt (11.0%, Due 4/2010)(3)(5)	987	592
Doe & Ingalls Management LLC	Distributor-specialty chemicals	Senior Term Debt (6.8%, Due 11/2010)(5)	2,500	2,456
		Senior Term Debt (7.8%, Due 11/2010)(3)(5)	4,376	4,267
Finn Corporation	Manufacturing-landscape equipment	Common Stock Warrants(8)(14)	37	1,427
GFRC Holdings LLC	Manufacturing-glass-fiber reinforced concrete	Line of Credit, $1,000 available (4.6%, Due 12/2010)(5)	—	—
		Senior Term Debt (9.0%, Due 12/2012)(5)	6,599	6,417
		Senior Subordinated Term Debt (11.5%, Due 12/2012)(3)(5)	6,665	6,399
Global Materials Technologies, Inc.	Manufacturing-steel wool products and metal fibers	Senior Term Debt (13.0%, Due 11/2009)(3)(5)	4,460	3,947

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Heartland Communications Group	Service-radio station operator	Senior Term Debt (10.0%, Due 5/2011)(5)	$4,570	$2,726
Interfilm Holdings, Inc.	Service-slitter and distributor of plastic films	Senior Term Debt (10.5%, Due 10/2012)(5)	4,962	4,609
International Junior Golf Training Acquisition Company	Service-golf training	Line of Credit, $1,500 available (9.0%, Due 5/2010)(5)	1,400	1,375
		Senior Term Debt (4.6%, Due 5/2012)(5)	2,252	2,151
		Senior Term Debt (10.5%, Due 5/2012)(3)(5)	2,500	2,359
KMBQ Corporation	Service-AM/FM radio broadcaster	Line of Credit, $200 available (11.0%, Due 3/2010)(5)	153	69
		Senior Term Debt (11.0%, Due 3/2010)(5)	1,787	801
Legend Communications of Wyoming LLC	Service-operator of radio stations	Line of Credit, $500 available (11.0%, Due 6/2011)(5)	497	448
		Senior Term Debt (11.0%, Due 6/2013)(5)	9,250	8,325
Newhall Holdings, Inc.	Service-distributor of personal care products and supplements	Line of Credit, $3,000 available (11.3%, Due 5/2010)(5)	1,000	950
		Senior Term Debt(5) (11.3%, Due 5/2012)(5)	3,960	3,762
		Senior Term Debt (14.3%, Due 5/2012)(3)(5)	4,432	4,144
Northern Contours, Inc.	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt (10.0%, Due 5/2010)(5)	6,650	5,686
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment centers	Line of Credit, $500 available (4.6%, Due 12/2009)	—	—
		Senior Term Debt (8.5%, Due 12/2011)(5)	2,950	2,803
		Senior Term Debt (10.5%, Due 12/2011)(3)(5)	7,500	7,087
Precision Acquisition Group Holdings, Inc.	Manufacturing-consumable components for the aluminum	Equipment Note, $1,500 available (8.5%, Due 10/2011)(5)	1,000	986
	industry	Senior Term Debt (8.5%, Due 10/2010)(5)	4,375	4,309
		Senior Term Debt (11.5%, Due 10/2010)(3)(5)	4,095	4,039
PROFITSystems Acquisition Co.	Service-design and develop ERP software	Line of Credit, $350 available (4.6%, Due 7/2009)	—	—
		Senior Term Debt (8.5%, Due 7/2011)(5)	1,750	1,610
		Senior Term Debt (10.5%, Due 7/2011)(3)(5)	2,900	2,639
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt (8.5%, Due 1/2011)(3)(5)	2,562	2,460
		Senior Term Debt (10.5%, Due 1/2011)(4)(5)	3,060	2,903
Reliable Biopharmaceutical Holdings, Inc.	Manufacturing-pharmaceutical and biochemical intermediates	Line of Credit, $5,000 available (9.0%, Due 10/2010)(5)	1,700	1,649
		Mortgage Note (9.5%, Due 10/2014)(5)	7,352	7,187
		Senior Term Debt (9.0%, Due 10/2012)(5)	1,597	1,550
		Senior Term Debt (11.0%, Due 10/2012)(3)(5)	11,843	11,355
		Senior Subordinated Term Debt (12.0%, Due 10/2013)(5)	6,000	5,490
		Common Stock Warrants(8)(14)	209	206
Saunders & Associates	Manufacturing-equipment provider for frequency control devices	Senior Term Debt (9.8%, Due 5/2013)(5)	10,780	10,484
SCI Cable, Inc.	Service-cable, internet, voice provider	Senior Term Debt (9.3%, Due 10/2008)(5)(12)	2,781	556
Sunburst Media—Louisiana, LLC	Service-radio station operator	Senior Term Debt (10.5%, Due 6/2011)(5)	6,417	5,849

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Sunshine Media Holdings	Service-publisher regional B2B	Senior Term Debt (11.0%, Due 5/2012)(5)	$16,948	$16,058
	trade magazines	Senior Term Debt (13.5%, Due 5/2012)(3)(5)	10,700	9,991
Thibaut Acquisition Co.	Service-design and disbribute wall covering	Line of Credit, $1,000 available (9.0%, Due 1/2011)(5)	1,000	940
		Senior Term Debt (8.5%, Due 1/2011)(5)	1,487	1,398
		Senior Term Debt (12.0%, Due 1/2011)(3)(5)	3,000	2,760
Tulsa Welding School	Service-private welding school	Line of credit, $750 available (9.5%, Due 9/2011)(5)	—	—
		Senior Term Debt (9.5%, Due 9/2013)(5)	4,144	4,139
		Senior Term Debt (12.8%, Due 9/2013)(5)	8,000	7,980
VantaCore	Service-acquisition of aggregate quarries	Senior Subordinated Term Debt (12.0%, Due 8/2013)(5)	13,795	13,588
Viapack, Inc.	Manufacturing-polyethylene film	Senior Real Estate Term Debt (10.0%, Due 3/2011)(5)	800	740
		Senior Term Debt (13.0%, Due 3/2011)(3)(5)	4,062	3,738
Visual Edge Technology, Inc.	Service-office equipment distribution	Line of credit, $3,000 available (7.8%, Due 9/2011)(5)	3,000	2,355
		Senior Subordinated Term Debt (15.5%, Due 8/2011)(5)	5,000	3,925
Westlake Hardware, Inc.	Retail-hardware and variety	Senior Subordinated Term Debt (9.0%, Due 1/2011)(5)	15,000	14,100
		Senior Subordinated Term Debt (10.3%, Due 1/2011)(5)	10,000	9,250
Winchester Electronics	Manufacturing-high bandwidth	Senior Term Debt (5.3%, Due 5/2013)(5)	860	847
	connectors and cables	Senior Term Debt (5.8%, Due 5/2013)(5)	1,690	1,614
		Senior Subordinated Term Debt (14.0%, Due 6/2013)(5)	9,925	9,255

Subtotal—Non-syndicated loans			334,157	298,484

Syndicated Loans:
CHG Companies, Inc.	Service-healthcare staffing	Senior Subordinated Term Debt (6.3%, Due 12/2013)(6)	$500	$471
GTM Holdings, Inc.	Manufacturing-socks	Senior Subordinated Term Debt (11.8%, Due 4/2014)(6)	500	462
John Henry Holdings, Inc.	Manufacturing-packaging products	Senior Subordinated Term Debt (7.3%, Due 6/2011)(7)	8,000	6,400
Kinetek Acquisition Corp.	Manufacturing-custom	Senior Term Debt (3.6%, Due 11/2013)(6)	1,439	718
	engineered motors & controls	Senior Subordinated Term Debt (6.6%, Due 5/2014)(6)	1,507	300
Puerto Rico Cable Acquisition Company, Inc.	Service-telecommunications	Senior Subordinated Term Debt (7.9%, Due 1/2012)(6)	7,178	6,853
Wesco Holdings, Inc.	Service-aerospace parts and distribution	Senior Subordinated Term Debt (6.1%, Due 3/2014)(6)	2,265	1,927

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
WP Evenflo Group Holdings Inc.	Manufacturing-infant and	Senior Term Debt (7.3%, Due 2/2013)(6)	$1,906	$1,442
	juvenile products	Senior Preferred Equity(8)(11)	333	333
		Junior Preferred Equity(8)(11)	111	111
		Common Stock(8)(11)	—	—

Subtotal—Syndicated loans			23,739	19,017

Total Non-Control/Non-Affiliate Investments			$357,896	$317,501

CONTROL INVESTMENTS
BERTL, Inc.	Service-web-based evaluator of digital imaging products	Line of Credit, $842 available (6.6%, Due 10/2009)(13)(14)	$908	$—
		Common Stock(8)(14)	424	—
Lindmark Acquisition, LLC	Service-advertising	Senior Subordinated Term Debt (11.3%, Due 10/2012)(14)	12,000	10,260
		Senior Subordinated Term Debt (13.0%, Due 10/2012)(14)	1,469	962
		Common Stock(8)(14)	1	—
LYP Holdings Corp.	Service-yellow pages publishing	Line of credit, $1,250 available (10.0%, Due 7/2010)(14)	773	773
		Senior Term Debt (12.5%, Due 2/2012)(14)	250	250
		Line of Credit, $3,000 available (4.8%, Due 6/2010)(14)	1,170	717
		Senior Term Debt (8.5%, Due 6/2011)(14)	2,688	—
		Senior Term Debt (10.5%, Due 6/2011)(3)(14)	2,750	—
		Common Stock Warrants(8)(14)	—	—
U.S. Healthcare Communications, Inc.	Service-magazine publisher/operator	Line of credit, $200 available (non-accrual, Due 3/2010)(10)(14)	169	169
		Line of credit, $450 available (non-accrual, Due 3/2010)(10)(14)	450	401
		Common Stock(8)(14)	2,470	—
Western Directories, Inc.	Service-directory publisher	Line of credit, $1,250 available (10%, Due 12/2009)(14)	1,125	—
		Preferred Stock(8)(14)	1,584	—
		Common Stock(8)(14)	1	—

Total Control Investments			$28,232	$13,532

Total Investments			$386,128	$331,033

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents interest rates in effect at June 30, 2009 and due date represents the contractual maturity date.

(3)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated, the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the portfolio company is liquidated, the holder of the Last Out Tranche is paid after the senior debt, however, the debt is also junior to another Last Out Tranche.

(5)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(6)
Security valued using internally-developed, risk-adjusted discounted cash flow methodologies as of June 30, 2009.

(7)
Security valued based on the transaction sale price subsequent to June 30, 2009 (see Note 11).

(8)
Security is non-income producing.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

(9)
Access Television includes a success fee with a fair value of $4. The loan matured in June 2009, and the Company is actively working to recover amounts due under this loan.

(10)
Badanco, CCS and U.S. Healthcare are currently past due on interest payments and are on non-accrual.

(11)
Fair value of security estimated to be equal to cost due to recent acquisition.

(12)
SCI Cable's loan matured in October 2008. The Company is actively working to recover amounts due under this loan, however, there is no assurance that there will be a full recovery of amounts past due.

(13)
BERTL's interest is currently being capitalized as Paid in Kind ("PIK") interest.

(14)
Fair value was based on the total enterprise value of the portfolio company using a liquidity waterfall approach.

(15)
Badanco is in bankruptcy proceedings and is assigned a fair value of $0 at June 30, 2009 as recovery of our unsecured loan outstanding is uncertain and doubtful.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Non-syndicated Loans:
Access Television Network, Inc.	Service-cable airtime (infomercials)	Senior Term Debt (10.5%, Due 3/2009)(6)	$1,923	$1,774
ACE Expediters, Inc	Service-over-the-ground logistics	Line of Credit, $850 available (6.0%, Due 1/2011)	—	—
		Senior Term Debt (9.8%, Due 1/2012)(6)	11,966	11,248
		Common Stock Warrants(8)	200	142
ActivStyle Acquisition Co.	Service-medical products distribution	Line of Credit, $1,500 available (6.7%, Due 7/2009)(6)	1,100	1,059
		Senior Term Debt (8.5%, Due 9/2012)(6)	4,721	4,543
		Senior Term Debt (10.5%, Due 9/2012)(3)(6)	4,435	4,213
Allison Publications, LLC	Service-publisher of consumer oriented magazines	Line of Credit, $4,000 available (9.0%, Due 9/2010)	—	—
		Senior Term Debt (9.0%, Due 9/2012)(6)	10,465	9,568
Anitox Acquisition Company	Manufacturing-preservatives for animal feed	Line of Credit, $3,000 available (6.7%, Due 1/2010)(6)	2,000	1,880
		Senior Term Debt (8.5%, Due 1/2012)(6)	3,388	3,185
		Senior Term Debt (10.5%, Due 1/2012)(3)(6)	3,688	3,388
Badanco Acquisition Corp.	Service-luggage design and distribution	Senior Subordinated Term Debt (11.5%, Due 7/2012)(6)	9,458	8,795
BAS Broadcasting	Service-radio station operator	Senior Term Debt (11.5%, Due 7/2013)(5)	7,300	7,209
		Senior Term Debt (12.0%, Due 7/2009)(3)(5)	1,000	988
CCS, LLC	Service-cable TV franchise owner	Senior Term Debt (9.0%, Due 8/2008)(6)	728	364
Chinese Yellow Pages Company	Service-publisher of Chinese language directories	Line of Credit, $700 available (9.0%, Due 9/2010)(6)	575	529
		Senior Term Debt (9.0%, Due 9/2010)(6)	702	638
Clinton Holdings, LLC	Distribution-aluminum sheets and stainless steel	Senior Subordinated Term Debt (12.0%, Due 1/2013)(6)	15,500	14,880
		Common Stock Warrants(8)	109	—
CMI Acquisition, LLC	Service-recycling	Senior Subordinated Term Debt (10.2%, Due 11/2012)(6)	6,414	6,061
Community Media Corporation	Service-publisher of free weekly newspapers	Senior Term Debt (7.0%, Due 8/2012)(6)	987	936
Defiance Acquisition Corporation	Manufacturing-trucking parts	Senior Term Debt (11.0%, Due 4/2010)(3)(6)	6,165	5,055

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Doe & Ingalls Management LLC	Distributor-specialty chemicals	Senior Term Debt (6.8%, Due 11/2010)(6)	$3,100	$2,945
		Senior Term Debt (7.8%, Due 11/2010)(3)(6)	4,410	4,167
Finn Corporation	Manufacturing-landscape equipment	Common Stock Warrants(8)	37	1,578
GFRC Holdings LLC	Manufacturing-glass-fiber reinforced concrete	Line of Credit, $3,000 available (6.7%, Due 12/2010)	—	—
		Senior Term Debt (9.3%, Due 12/2012)(6)	7,362	7,105
		Senior Subordinated Term Debt (11.8%, Due 12/2012)(3)(6)	6,716	6,414
Global Materials Technologies, Inc.	Manufacturing-steel wool products and metal fibers	Senior Term Debt (13.0%, Due 11/2009)(3)(6)	4,640	4,153
Heartland Communications Group, LLC	Service-radio station operator	Line of Credit, $500 available (10.0%, Due 12/2008)(6)	105	79
		Senior Term Debt (10.0%, Due 5/2011)(6)	4,523	3,386
Interfilm Holdings, Inc.	Service-slitter and distributor of plastic films	Senior Term Debt (10.5%, Due 10/2012)(6)	5,000	4,750
International Junior Golf Training Acquisition Company	Service-golf training	Line of Credit, $1,500 available (9.2%, Due 5/2010)(6)	1,400	1,288
		Senior Term Debt (6.7%, Due 5/2012)(6)	2,551	2,347
		Senior Term Debt (10.5%, Due 5/2012)(3)(6)	2,500	2,288
It's Just Lunch International, LLC	Service-dating service	Line of Credit, $750 available (6.5%, Due 6/2009)(6)	550	275
		Senior Term Debt (6.7%, Due 6/2011)(6)	3,300	1,650
		Senior Term Debt (10.5%, Due 6/2011)(3)(6)(9)	500	250

KMBQ Corporation	Service-AM/FM radio broadcaster	Line of Credit, $200 available (11.0%, Due 3/2010)(6)	153	137
		Senior Term Debt (11.0%, Due 3/2010)(6)	1,792	1,594
Legend Communications of Wyoming LLC	Service-operator of radio stations	Line of Credit, $500 available (11.0%, Due 6/2011)(5)	397	392
		Senior Term Debt (11.0%, Due 6/2013)(5)	9,250	9,134
Lindmark Outdoor Advertising LLC	Service-advertising	Senior Subordinated Term Debt (11.0%, Due 10/2012)(6)	11,421	9,651
Multi-Ag Media LLC	Service-dairy magazine publisher/information database	Senior Term Debt (9.0%, Due 12/2009)(6)	2,072	1,853
Newhall Holdings, Inc.	Service-distributor of personal care products and supplements	Line of Credit, $4,000 available (6.0%, Due 5/2010)(6)	2,100	1,880
		Senior Term Debt (8.3%, Due 5/2012)(6)	4,230	3,807
		Senior Term Debt (11.3%, Due 5/2012)(3)(6)	4,500	4,016

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Northern Contours, Inc.	Manufacturing-veneer and laminate components	Senior Subordinated Term Debt (10.0%, Due 5/2010)(6)	$6,912	$6,082
Pinnacle Treatment Centers, Inc.	Service-Addiction treatment centers	Line of Credit, $500 available (6.7%, Due 12/2009)	—	—
		Senior Term Debt (8.5%, Due 12/2011)(6)	3,550	3,319
		Senior Term Debt (10.5%, Due 12/2011)(3)(6)	7,500	6,938
Precision Acquisition Group Holdings, Inc.	Manufacturing-consumable components for the aluminum industry	Equipment Note, $1,500 available (8.5%, Due 10/2011)(6)	1,000	993
		Senior Term Debt (8.5%, Due 10/2010)(6)	4,750	4,714
		Senior Term Debt (11.5%, Due 10/2010)(3)(6)	4,158	4,127
PROFITSystems Acquisition Co.	Service-design and develop ERP software	Line of Credit, $1,250 available (6.7%, Due 7/2009)	—	—
		Senior Term Debt (8.5%, Due 7/2011)(6)	2,200	2,027
		Senior Term Debt (10.5%, Due 7/2011)(3)(6)	2,900	2,657
RCS Management Holding Co.	Service-healthcare supplies	Senior Term Debt (8.5%, Due 1/2011)(3)(6)	2,875	2,695
		Senior Term Debt (10.5%, Due 1/2011)(4)(6)	3,060	2,815
Reliable Biopharmaceutical Holdings, Inc.	Manufacturing-pharmaceutical and biochemical intermediates	Line of Credit, $5,000 available (9.0%, Due 10/2010)(6)	1,600	1,528
		Mortgage Note (9.5%, Due 10/2014)(6)	7,407	7,147
		Senior Term Debt (9.0%, Due 10/2012)(6)	1,800	1,719
		Senior Term Debt (11.0%, Due 10/2012)(3)(6)	11,933	11,352
		Senior Subordinated Term Debt (12.0%, Due 10/2013)(6)	6,000	5,445
		Common Stock Warrants(8)	209	—
Saunders & Associates	Manufacturing-equipment provider for frequency control devices	Line of Credit, $2,500 available (6.9%, Due 5/2009)	—	—
		Senior Term Debt (9.8%, Due 5/2013)(6)	10,945	10,740
SCI Cable, Inc.	Service-cable, internet, voice provider	Senior Term Debt (11.0%, Due 10/2008)(6)	2,712	1,355
Sunburst Media—Louisiana, LLC	Service-radio station operator	Senior Term Debt (9.5%, Due 6/2011)(6)	7,857	6,728
Sunshine Media Holdings	Service-publisher regional B2B trade magazines	Line of Credit, $3,000 available (11.0%, Due 5/2010)(6)	700	627
		Senior Term Debt (11.0%, Due 5/2012)(6)	17,000	15,300
		Senior Term Debt (13.5%, Due 5/2012)(3)(6)	10,000	8,750

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
Thibaut Acquisition Co.	Service-design and disbribute wall covering	Line of Credit, $2,000 available (7.0%, Due 1/2011)(6)	$2,000	$1,838
		Senior Term Debt (7.0%, Due 1/2011)(6)	2,013	1,849
		Senior Term Debt (10.5%, Due 1/2011)(3)(6)	3,000	2,685
Tulsa Welding School	Service-private welding school	Line of credit, $2,000 available (9.5%, 9/2011)	—	—
		Senior Term Debt (9.5%, 9/2013)(5)	4,000	4,000
		Senior Term Debt (12.8%, 9/2013)(5)	8,000	8,000
VantaCore	Service-acquisition of aggregate quarries	Senior Subordinated Term Debt (12.0%, 8/2013)(6)	13,100	12,936
Viapack, Inc.	Manufacturing-polyethylene film	Senior Real Estate Term Debt (7.0%, Due 3/2011)(6)	850	780
		Senior Term Debt (11.3%, Due 3/2011)(3)(6)	4,091	3,733
Visual Edge Technology, Inc.	Service-office equipment distribution	Senior Subordinated Term Debt (11.5%, Due 8/2011)(6)	5,000	2,925

Westlake Hardware, Inc.	Retail-hardware and variety	Senior Subordinated Term Debt (9.0%, Due 1/2011)(6)	15,000	13,800
		Senior Subordinated Term Debt (10.3%, Due 1/2011)(6)	10,000	9,000
Winchester Electronics	Manufacturing-high bandwidth connectors and cables	Senior Term Debt (8.0%, Due 5/2013)(6)	1,699	1,563
		Senior Subordinated Term Debt (13.0%, Due 6/2013)(6)	9,950	9,055

Subtotal—Non-syndicated loans			371,204	340,816

Syndicated Loans:

AKQA Holdings	Service-market and advertising	Senior Term Debt (7.7%, Due 3/2013)(7)	$8,273	$7,980
Bresnan Communications, LLC	Service-telecommunications	Senior Term Debt (4.8%, Due 9/2013)(7)	3,001	2,670
		Senior Subordinated Term Debt (7.6%, Due 3/2014)(7)	1,508	1,305
CHG Companies, Inc.	Service-healthcare staffing	Letter of Credit, $400 available (6.0%, Due 12/2012)(7)	400	356
		Senior Term Debt (5.3%, Due 12/2012)(7)	1,572	1,399
		Senior Subordinated Term Debt (8.5%, Due 12/2013)(7)	500	425
Country Road Communications LLC	Service-telecommunications	Senior Subordinated Term Debt (11.5%, Due 7/2013)(7)	5,973	5,880
Emdeon Business Services, Inc.	Service-healthcare technology solutions	Senior Term Debt (5.8%, Due 11/2013)(7)	2,359	2,027
		Senior Subordinated Term Debt (8.8%, Due 5/2014)(7)	2,011	1,720

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
GTM Holdings, Inc.	Manufacturing-socks	Senior Term Debt (8.5%, Due 10/2013)(7)	$491	$359
		Senior Subordinated Term Debt (11.8%, Due 4/2014)(7)	500	325
Greatwide Logistics Services, Inc.	Service-logistics and transportation	Senior Term Debt (non-accrual, Due 12/2013)(7)(10)	3,950	2,765
		Senior Subordinated Term Debt (non-accrual, Due 6/2014)(7)(10)	2,000	700
Harrington Holdings, Inc.	Service-healthcare products distribution	Senior Term Debt (6.0%, Due 1/2014)(7)	2,463	2,192
		Senior Subordinated Term Debt (9.7%, Due 1/2014)(7)	5,000	3,750
John Henry Holdings, Inc.	Manufacturing-packaging products	Senior Subordinated Term Debt (11.6%, Due 6/2011)(7)	8,000	7,600
Kinetek Acquisition Corp.	Manufacturing-custom engineered motors & controls	Senior Term Debt (6.2%, Due 11/2013)(7)	1,478	1,326
		Senior Subordinated Term Debt (9.2%, Due 5/2014)(7)	1,508	1,275
Puerto Rico Cable Acquisition Company, Inc.	Service-telecommunications	Senior Subordinated Term Debt (11.3%, Due 1/2012)(7)	7,189	5,570
RedPrairie Holding, Inc.	Service-design and develop supply chain software	Senior Term Debt (6.1%, Due 7/2012)(7)	4,412	4,014
		Senior Subordinated Term Debt (9.3%, Due 1/2013)(7)	3,000	2,550
RiskMetrics Group Holdings, LLC	Service-develop risk and wealth management solutions	Senior Term Debt (5.8%, Due 1/2014)(7)	1,936	1,812
United Maritime Group, LLC	Service-cargo transport	Senior Subordinated Term Debt (11.2%, Due 12/2013)(7)	1,000	950
Wesco Holdings, Inc.	Service-aerospace parts and distribution	Senior Term Debt (6.0%, Due 9/2013)(7)	2,451	2,212
		Senior Subordinated Term Debt (9.5%, Due 3/2014)(7)	2,267	1,980
WP Evenflo Group Holdings Inc.	Manufacturing-infant and juvenile products	Senior Term Debt (5.3%, Due 2/2013)(7)	1,910	1,595
		Senior Subordinated Term Debt (8.8%, Due 2/2014)(7)	2,000	1,600

Subtotal—Syndicated loans			77,152	66,337

Total Non-Control/Non-Affiliate Investments			$448,356	$407,153

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

AS OF SEPTEMBER 30, 2008

(DOLLAR AMOUNTS IN THOUSANDS)

Company(1)	Industry	Investment(2)	Cost	Fair Value
CONTROL INVESTMENTS
BERTL, Inc.	Service-web-based evaluator of digital imaging products	Line of Credit, $700 available (8.7%, Due 10/2009)(11)(12)	$742	$—
		Common Stock(8)	424	—
LYP Holdings Corp.	Service-yellow pages publishing	Line of credit, $500 available (10.0%, 5/2009)(12)	75	—
		Line of Credit, $3,000 available (non-accrual, Due 6/2009)(10)(12)	1,170	—
		Senior Term Debt (non-accrual, Due 6/2011)(10)(12)	2,688	—
		Senior Term Debt (non-accrual, Due 6/2011)(3)(10)(12)	2,750	—
		Common Stock Warrants(8)	1	—
U.S. Healthcare Communications, Inc.	Service-magazine publisher/ operator	Line of credit, $200 available (non-accrual, Due 3/2010)(10)	90	90
		Line of credit, $450 available (non-accrual, Due 3/2010)(10)	450	450
		Common Stock(8)	2,470	240
Western Directories, Inc.	Service-directory publisher	Line of credit, $1,000 available (10%, Due 8/2009)(12)	69	—
		Preferred Stock(8)	1,584	—
		Common Stock(8)	1	—

Total Control Investments			$12,514	$780

Total Investments			$460,870	$407,933

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents interest rates in effect at September 30, 2008 and due date represents the contractual maturity date.

(3)
Last Out Tranche of senior debt, meaning if the company is liquidated, the holder of the Last Out Tranche is paid after the senior debt.

(4)
Last Out Tranche of senior debt, meaning if the company is liquidated, the holder of the Last Out Tranche is paid after the senior debt, however the debt is junior to another Last Out Tranche.

(5)
Investment estimated to be equal to cost due to recent acquisition.

(6)
Fair value was based on opinions of value submitted by Standard & Poor's Securities Evaluations, Inc.

(7)
Marketable securities, such as syndicated loans, are valued based on the indicative bid price, as of September 30, 2008, from the respective originating syndication agent's trading desk.

(8)
Security is non-income producing.

(9)
It's Just Lunch may borrow an additional $1,750 of the senior term debt facility, subject to certain conditions including Gladstone Capital's approval, borrowings of $500 were outstanding at September 30, 2008.

(10)
Greatwide, LYP Holdings and U.S. Healthcare are currently past due on interest payments and are on non-accrual.

(11)
BERTL line of credit was overdrawn by $42 as of September 30, 2008. The Company is currently restructuring the line of credit. BERTL interest is currently being capitalized as Paid in Kind ("PIK") interest. Please refer to Note 2 "Summary of Significant Accounting Policies."

(12)
Fair value was based on the total enterprise value of the issuer using a liquidity waterfall approach.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2009	2008	2009	2008
INVESTMENT INCOME
Interest income—Non-Control/Non-Affiliate investments	$9,726	$11,220	$31,716	$33,454
Interest income—Control investments	754	16	1,256	45
Interest income—Cash	—	38	11	285
Interest income—Notes receivable from employees (Refer to Note 4)	118	118	352	354
Prepayment fees and other income	—	28	—	34

Total investment income	10,598	11,420	33,335	34,172

EXPENSES
Interest expense	1,811	1,771	6,288	5,982
Loan servicing fee (Refer to Note 4)	1,410	1,598	4,559	4,541
Base management fee (Refer to Note 4)	457	529	1,374	1,664
Incentive fee (Refer to Note 4)	1,060	1,340	3,326	4,089
Administration fee (Refer to Note 4)	218	285	656	737
Professional fees	266	167	784	706
Amortization of deferred financing fees	808	572	2,253	830
Stockholder related costs	33	34	317	292
Directors fees	55	52	151	163
Insurance expense	69	57	192	170
Other expenses	89	103	230	263

Expenses before credit from Adviser	6,276	6,508	20,130	19,437

Credit to base management and incentive fees from Adviser (Refer to Note 4)	(1,113)	(1,785)	(3,667)	(5,708)

Total expenses net of credit to base management and incentive fees	5,163	4,723	16,463	13,729

NET INVESTMENT INCOME	5,435	6,697	16,872	20,443

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DERIVATIVE:
Net realized loss on investments	(10,594)	(86)	(14,325)	(86)
Realized (loss) gain on settlement of derivative	—	—	(304)	6
Unrealized appreciation (depreciation) on derivative	—	—	304	(12)
Net unrealized appreciation (depreciation) on investments	4,371	(3,802)	(2,158)	(27,545)

Net loss on investments	(6,223)	(3,888)	(16,483)	(27,637)
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(788)	$2,809	$389	$(7,194)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$(0.04)	$0.13	$0.02	$(0.37)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and Diluted	21,087,574	21,087,574	21,087,574	19,237,203

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended June 30,
	2009	2008
Operations:
Net investment income	$16,872	$20,443
Net realized loss on investments	(14,325)	(86)
Realized (loss) gain on settlement of derivative	(304)	6
Unrealized appreciation (depreciation) on derivative	304	(12)
Net unrealized appreciation (depreciation) on investments	(2,158)	(27,545)

Net increase (decrease) in net assets from operations	389	(7,194)

Capital transactions:
Issuance of common stock under shelf offering	—	106,226
Shelf offering costs	(3)	(845)
Distributions to stockholders	(22,142)	(24,523)
Repayment of principal on employee notes	4	51

Net (decrease) increase in net assets from capital transactions	(22,141)	80,909

Total (decrease) increase in net assets	(21,752)	73,715
Net assets at beginning of year	271,748	220,959

Net assets at end of period	$249,996	$294,674

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

	Nine Months ended June 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$389	$(7,194)
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(24,711)	(137,502)
Principal repayments on investments	43,419	47,802
Proceeds from sale of investments	41,962	—
Net amortization of premiums and discounts	(205)	215
Increase in investment balance due to payment in kind interest	(48)	(42)
Net realized loss on investments	14,325	86
Amortization of deferred financing fees	2,253	830
Realized loss on settlement of derivative	304	—
Unrealized (appreciation) depreciation on derivative	(304)	12
Change in net unrealized depreciation on investments	2,158	27,545
Increase in interest receivable	(107)	(945)
Decrease (increase) in funds due from custodian	2,913	(3,406)
Decrease in prepaid assets	90	135
Increase in other assets	(501)	(113)
(Decrease) increase in accounts payable	(2)	2
Decrease in interest payable	(218)	(65)
(Decrease) increase in accrued expenses and deferred liabilities	(226)	114
Increase (decrease) in fees due to affiliate (Refer to Note 4)	260	(241)
(Decrease) increase in administration fee due to Gladstone Administration (Refer to Note 4)	(29)	47
(Decrease) increase in funds held in escrow	(69)	290

Net cash provided by (used in) operating activities	81,653	(72,430)

CASH FLOWS FROM INVESTING ACTIVITIES:
Redemption of U.S. Treasury Bill	—	2,484

Net cash provided by investing activities	—	2,484

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock	—	106,226
Shelf offering costs	(3)	(845)
Borrowings from the line of credit	46,800	151,418
Repayments on the line of credit	(106,130)	(162,768)
Distributions paid	(22,142)	(24,523)
Receipt of principal on notes receivable—employees (Refer to Note 4)	4	51
Deferred financing fees	(2,109)	(3,026)

Net cash (used in) provided by financing activities	(83,580)	66,533

NET DECREASE IN CASH	(1,927)	(3,413)

CASH, BEGINNING OF PERIOD	6,493	8,839

CASH, END OF PERIOD	$4,566	$5,426

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)

(UNAUDITED)

	Three months ended June 30,		Nine months ended June 30,
	2009	2008	2009	2008
Per Share Data(1)
Net asset value at beginning of period	$12.10	$14.27	$12.89	$14.97

Income from investment operations:
Net investment income(2)	0.26	0.32	0.80	1.06
Net realized loss on investments(2)	(0.50)	—	(0.68)	—
Realized loss on settlement of derivative(2)	—	—	(0.01)	—
Unrealized appreciation on derivative(2)	—	—	0.01	—
Net unrealized appreciation (depreciation) on investments(2)	0.21	(0.19)	(0.10)	(1.43)

Total from investment operations	(0.03)	(0.13)	0.02	(0.37)

Distributions to stockholders(3)	(0.21)	(0.42)	(1.05)	(1.26)
Issuance of common stock under shelf offering	—	—	—	0.68
Offering costs	—	(0.01)	—	(0.05)

Net asset value at end of period	$11.86	$13.97	$11.86	$13.97

Per share market value at beginning of period	$6.26	$18.71	$15.24	$19.52
Per share market value at end of period	$7.53	$15.24	$7.53	$15.24
Total return(4)(5)	23.88%	(16.53)%	(43.15)%	(16.15)%
Shares outstanding at end of period	21,087,574	21,087,574	21,087,574	21,087,574
Statement of Assets and Liabilities Data:
Net assets at end of period	$249,996	$294,674	$249,996	$294,674
Average net assets(6)	$253,130	$295,405	$254,886	$284,641
Senior Securities Data:
Borrowings under line of credit	$91,700	$133,090	$91,700	$133,090
Asset coverage ratio(7)(8)	373%	321%	373%	321%
Asset coverage per unit(8)	$3,726	$3,214	$3,726	$3,214
Ratios/Supplemental Data:
Ratio of expenses to average net assets-annualized(9)	9.92%	8.81%	10.53%	9.10%
Ratio of net expenses to average net assets-annualized(10)	8.16%	6.40%	8.61%	6.43%
Ratio of net investment income to average net assets-annualized	8.59%	9.07%	8.83%	9.58%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

GLADSTONE CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)

(UNAUDITED)

(3)
Distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.

(4)
Total return equals the change in the ending market value of the Company's common stock from the beginning of the period taking into account distributions reinvested in accordance with the terms of the Company's dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on estimated character of the Company's distributions please refer to Note 9.

(5)
Amounts were not annualized.

(6)
Average net assets are computed using the average of the balance of net assets at the end of each month of the reporting period.

(7)
As a business development company, the Company is generally required to maintain a ratio of at least 200% of total assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings.

(8)
Asset coverage ratio is the ratio of the carrying value of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per $1,000 of indebtedness.

(9)
Ratio of expenses to average net assets is computed using expenses before credits from Adviser to the base management and incentive fees and including income tax expense.

(10)
Ratio of net expenses to average net assets is computed using total expenses net of credits from Adviser to the base management and incentive fees and including income tax expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 1. ORGANIZATION

        Gladstone Capital Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are substantially owned by leveraged buyout funds, individual investors or are family-owned businesses, with a particular focus on senior notes. In addition, the Company may acquire from others existing loans that meet this profile.

        Gladstone Business Loan, LLC ("Business Loan"), a wholly-owned subsidiary of the Company, was established on February 3, 2003 for the purpose of holding the Company's portfolio of loan investments. Gladstone Capital Advisers, Inc. is also a wholly-owned subsidiary of the Company, which was established on December 30, 2003.

        Gladstone SBIC, LP ("Gladstone SBIC") and Gladstone SBIC GP, LLC, the general partner of Gladstone SBIC, were established on December 4, 2008 as wholly-owned subsidiaries of the Company for the purpose of applying for and holding a license to enable the Company, through Gladstone SBIC, to make investments in accordance with the United States Small Business Administration guidelines for small business investment companies.

        Gladstone Financial Corporation ("Gladstone Financial"), a wholly-owned subsidiary of the Company, was established on November 21, 2006 for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial (previously known as Gladstone SSBIC Corporation) acquired this license in February 2007. This will enable the Company, through this subsidiary, to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies.

        The financial statements of the subsidiaries are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation (the "Adviser"), an unconsolidated affiliate of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

        Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of the Company's management, all adjustments, consisting solely of

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission (the "SEC") on December 2, 2008.

        The year-end condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by GAAP.

Investment Valuation Policy

        The Company carries its investments at market value to the extent that market quotations are readily available and reliable, and otherwise at fair value, as determined in good faith by its Board of Directors. In determining the fair value of the Company's investments, the Adviser has established an investment valuation policy (the "Policy"). The Policy is approved by the Company's Board of Directors and each quarter the Board of Directors reviews whether the Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

        The Company uses generally accepted valuation techniques to value its portfolio unless the Company has specific information about the value of an investment to determine otherwise. From time to time the Company may accept an appraisal of a business in which the Company holds securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scopes used to value the Company's investments. When these specific third-party appraisals are engaged or accepted, the Company uses such appraisals to value the investment the Company has in that business if it was determined that the appraisals were the best estimate of fair value.

        The Policy, which is summarized below, applies to publicly-traded securities, securities for which a limited market exists and securities for which no market exists.

        Publicly-traded securities:    The Company determines the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that the Company owns restricted securities that are not freely tradable, but for which a public market otherwise exists, the Company will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

        Securities for which a limited market exists:    The Company values securities that are not traded on an established secondary securities market, but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted price. In valuing these assets, the Company assesses trading activity in an asset class and evaluates variances in prices and other market insights to determine if any available quote prices are reliable. If the Company

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

concludes that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if a firm bid price is unavailable, the Company bases the value of the security upon the indicative bid price offered by the respective originating syndication agent's trading desk, or secondary desk, on or near the valuation date. To the extent that the Company uses the indicative bid price as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

        In the event these limited markets become illiquid such that market prices are no longer readily available, the Company will value its syndicated loans using estimated net present values of the future cash flows or discounted cash flows ("DCF"). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board ("FASB") Staff Position No. 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active ("FSP No. 157-3"), which provides guidance on the use of a reporting entity's own assumptions about future cash flows and risk-adjusted discount rates when relevant observable inputs, such as quotes in active markets, are not available. When relevant observable market data does not exist, the alternative outlined in the FSP No. 157-3 is the use of valuing investments based on DCF. For the purposes of using DCF to provide fair value estimates, the Company considered multiple inputs such as a risk-adjusted discount rate that incorporates adjustments that market participants would make both for nonperformance and liquidity risks. As such, the Company developed a modified discount rate approach that incorporates risk premiums including, among others, increased probability of default, or higher loss given default, or increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what the Company believes a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. The Company will continue to apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity. As of June 30, 2009, the portion of the Company's investment portfolio that was valued using DCF was approximately $12,617, or 3.8% of the fair value of its total portfolio of investments.

        Securities for which no market exists:    The valuation methodology for securities for which no market exists falls into three categories: (1) portfolio investments comprised solely of debt securities; (2) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt or equity securities, or both; and (3) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt or equity securities, or both.

(1)
Portfolio investments comprised solely of debt securities:    Debt securities that are not publicly-traded on an established securities market, or for which a limited market does not exist ("Non-Public Debt Securities"), and that are issued by portfolio companies where the Company has no equity, or equity-like securities, are fair valued in accordance with the terms of the Policy, which utilizes opinions of value submitted to the Company by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit paid in kind ("PIK") interest to SPSE for their evaluation when it is determined the PIK interest is likely to be received.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(2)
Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt or equity securities, or both:    The fair value of these investments is determined based on the total enterprise value of the portfolio company, or issuer, utilizing a liquidity waterfall approach under Statement of Financial Accounting Standards ("SFAS") No.157, Fair Value Measurements ("SFAS No. 157").For the Company's Non-Public Debt Securities and equity or equity-like securities (e.g. preferred equity, equity or other equity-like securities) that are purchased together as part of a package, where the Company has control or could gain control through an option or warrant security, both the debt and equity securities of the portfolio investment would exit in the mergers and acquisition market as the principal market, generally through a sale or recapitalization of the portfolio company. In accordance with SFAS No. 157, the Company applies the in-use premise of value which assumes the debt and equity securities are sold together. Under this liquidity waterfall approach, the Company first calculates the total enterprise value of the issuer by incorporating some or all of the following factors to determine the total enterprise value of the issuer:

•
the issuer's ability to make payments;

•
the earnings of the issuer;

•
recent sales to third parties of similar securities;

•
the comparison to publicly traded securities; and

•
DCF or other pertinent factors.

  In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts. Once the Company has estimated the total enterprise value of the issuer, the Company will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of total enterprise value over the total debt outstanding for the issuer. Once the values for all outstanding senior securities (which include the debt securities) have been subtracted from the total enterprise value of the issuer, the remaining amount, if any, is used to determine the value of the issuer's equity or equity -like securities. If, in the Adviser's judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that the Company use a valuation by SPSE, or if that is unavailable, a DCF valuation technique.

(3)
Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt or equity securities, or both:    The Company values Non-Public Debt Securities that are purchased together with equity and equity-like securities from the same portfolio company, or issuer, for which the Company does not control or cannot gain control as of the measurement date, using a hypothetical secondary market as the Company's principal market. In accordance with SFAS No. 157, the Company determines its fair value of these debt securities of non-control investments assuming the sale of an individual debt security using the in-exchange

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  premise of value (as defined in SFAS No. 157). As such, the Company estimates the fair value of the debt component using estimates of value provided by SPSE and its own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity and equity-like securities of investments for which the Company does not control or cannot gain control as of the measurement date, the Company values the equity portion based principally on the total enterprise value of the issuer, which is calculated using a liquidity waterfall approach.

  Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security in an arms-length transaction in the security's principal market.

Refer to Note 3 for additional information regarding fair value measurements and the Company's adoption of SFAS No. 157.

Interest Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if the Company's qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Company remains contractually entitled to this interest. At June 30, 2009, two Non-Control/Non-Affiliate investments and one Control investment were on non-accrual with an aggregate cost basis of approximately $10,659 or 2.8% of the cost basis of all investments in the Company's portfolio. At September 30, 2008, one Non-Control/Non-Affiliate investment and two Control investments were on non-accrual with a cost basis of approximately $13,098 at September 30, 2008, or 2.8% of the cost basis of all loans in the Company's portfolio. Conditional interest, or a success fee, is recorded upon full repayment of a loan investment.

Paid in Kind Interest

        The Company has one loan in its portfolio which contains a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as income. To maintain the Company's status as a RIC, this non-cash source of

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash. The Company recorded PIK interest income of $15 and $48 for the three and nine months ended June 30, 2009, respectively, as compared to $16 and $30 for the three and nine months ended June 30, 2008, respectively, from investments on the accompanying condensed consolidated statements of operations.

Recent Accounting Pronouncements

        In June 2009, the FASB approved the FASB Accounting Standards Codification (Codification) as the single source of authoritative nongovernmental U.S. Generally Accepted Accounting Principles (U.S. GAAP) which was launched on July 1, 2009. The Codification does not change current U.S. GAAP but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is effective for the Company during its interim period ending September 30, 2009 and is not expected to have an impact on its financial condition or results of operations. The Company is currently evaluating the impact to its financial reporting process of providing Codification references in its public filings.

        In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets ("SFAS No. 166"). SFAS No. 166 removes the concept of a qualifying special-purpose entity from SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities ("SFAS No. 140") and removes the exception from applying FASB Interpretation No. 46R. This statement also clarifies the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. This statement is effective for fiscal years beginning after November 15, 2009. SFAS No. 166 is effective for the Company's fiscal year beginning October 1, 2010. The Company is currently evaluating the impact of adopting this standard on the condensed consolidated financial statements.

        In May 2009, the FASB issued SFAS No. 165, Subsequent Events ("SFAS No. 165"). The subsequent events project was initiated in an effort to incorporate accounting guidance that originated as auditing standards into the body of authoritative literature issued by the FASB. Moving the accounting requirements out of the auditing literature and into the accounting literature is consistent with the FASB's objective to codify all authoritative U.S. accounting guidance related to a particular topic in one place. It also provided an opportunity to consider international convergence issues. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. Although there is new terminology, the standard is based on the same principles as those that previously existed in the auditing standards. The new standard, which includes a required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

June 15, 2009. The Company's adoption of this pronouncement did not have a material impact on the reporting of its subsequent events.

        In April 2009, the FASB issued FSP No. 115-2, Recognition and Presentation of Other-Than-Temporary Impairments ("FSP No. 115-2"), which was issued to make the guidance on other-than-temporary impairment more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. FSP No. 115-2 requires significant additional disclosures for both annual and interim periods, including the amortized cost basis of available-for-sale and held-to-maturity debt, the methodology and key imports used to measure the credit portion of other-than-temporary impairment, and a roll forward of amounts recognized in earnings for securities by major security type. FSP No. 115-2 amends SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS No. 115") and FSP No. 115-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, to require that entities identify major security classes consistent with how the securities are managed based on the nature and risks of the security, and also expands, for disclosure purposes, the list of major security types identified in SFAS No. 115. FSP No. 115-2 is effective for interim and annual reporting periods ending after June 15, 2009. The Company's adoption of this pronouncement did not have a material impact on its financial statements.

        In April 2009, the FASB issued FSP No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP No. 157-4"), which provides additional guidance for estimating fair value in accordance with SFAS No. 157 when the volume and level of activity for an asset or liability has significantly decreased and also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP No. 157-4 amends SFAS No. 157 to require entities to disclose in interim and annual periods the inputs and valuation techniques used to measure fair value together with any changes in valuation techniques and related inputs during the period. FSP No. 157-4 also requires reporting entities to define major categories for both debt and equity securities to be major security types as described in paragraph 19 of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. This requires entities to provide disclosures on a more disaggregated basis than previously had been required under SFAS No. 157. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The Company's adoption of this pronouncement did not have a material impact on its financial statements.

        In October 2008, the FASB issued FSP No. 157-3, which clarifies the application of SFAS No. 157 in a market that is not active. More specifically, FSP No. 157-3 states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and is not representative of fair value in an orderly transaction. FSP No. 157-3 also provides further guidance that the use of a reporting entity's own assumptions about future cash flows and appropriately risk-adjusted discount rates is acceptable when relevant observable inputs are not available. In addition, FSP No. 157-3 provides guidance on the level of reliability of broker quotes or pricing services when measuring fair value in a non- active market stating that less reliance should be

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

placed on a quote that does not reflect actual market transactions and a quote that is not a binding offer. The guidance in FSP No. 157-3 is effective upon issuance for all financial statements that have not been issued and any changes in valuation techniques as a result of applying FSP No. 157-3 are accounted for as a change in accounting estimate. The Company's adoption of this pronouncement did not have a material impact on its financial statements.

        In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS No. 161"), which is intended to help investors better understand how derivative instruments and hedging activities affect an entity's financial position, financial performance and cash flows through enhanced disclosure requirements. The enhanced disclosures primarily surround disclosing the objectives and strategies for using derivative instruments by their underlying risk as well as a tabular format of the fair values of the derivative instruments and their gains and losses. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this pronouncement did not have a material impact on the reporting of its derivatives.

        In December 2007, the FASB issued SFAS No. 141(R), Business Combinations ("SFAS No. 141(R)"). SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. SFAS No. 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS No. 141(R) is effective as of the beginning of an entity's fiscal year that begins after December 15, 2008. The Company is required to adopt SFAS No. 141 (R) on October 1, 2009 and is currently evaluating the impact of this pronouncement on its condensed consolidated financial statements.

        In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159"). Among other requirements, SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for the first fiscal year that begins after November 15, 2007. The Company adopted SFAS No. 159 on October 1, 2008, and elected to apply SFAS No. 159 to its credit facility entered into on May 15, 2009. The Company's adoption of SFAS No. 159 had no material impact on its condensed consolidated financial statements as of June 30, 2009. See further discussion in Note 5 "Line of Credit."

NOTE 3. INVESTMENTS

        In September 2006, the FASB issued SFAS No. 157, which, for financial assets, is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. The Company adopted SFAS No. 157 on October 1, 2008. The adoption of SFAS No. 157 did not have a material impact on the condensed consolidated financial statements as of and for the nine months ended June 30, 2009. In part, SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

disclosures about assets and liabilities measured at fair value. The new standard provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. The standard also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

  •
  Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

  •
  Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

  •
  Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect the Company's own assumptions that market participants would use to price the asset or liability based upon the best available information.

        At June 30, 2009, all of the Company's assets were valued using Level 3 inputs.

        The following table presents the financial instruments carried at fair value as of June 30, 2009, by caption on the accompanying condensed consolidated statements of assets and liabilities for each of the three levels of hierarchy established by SFAS No. 157:

	As of June 30, 2009
	Level 1	Level 2	Level 3	Total Fair Value Reported in Condensed Consolidated Statements of Assets and Liabilities
Non-Control/Non-Affiliate investments	$—	$—	$317,501	$317,501
Control investments	—	—	13,532	13,532

Total investments at fair value	$—	$—	$331,033	$331,033

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

Changes in Level 3 Fair Value Measurements

        The following table provides a roll-forward in the changes in fair value during the nine-month period from September 30, 2008 to June 30, 2009, and for the three-month period from March 31, 2009 to June 30, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

Fair value measurements using unobservable data inputs (Level 3)

	Non-Control/ Non-Affiliate Investments	Control Investments	Derivative	Total
Nine months ended June 30, 2009:
Fair value at September 30, 2008	$407,153	$780	$—	$407,933
Realized losses(a)	(14,325)	—	(304)	(14,629)
Reversal of prior period depreciation on realization(b)	12,286	—	304	12,590
Unrealized appreciation (depreciation)(b)	(14,454)	10	—	(14,444)
New investments, repayments, and settlements, net(c)	(73,159)	12,742	—	(60,417)
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2009	$317,501	$13,532	$—	$331,033

Three months ended June 30, 2009:
Fair value at March 31, 2009	$369,595	$15,502	$—	$385,097
Realized losses(a)	(10,594)	—	—	(10,594)
Reversal of prior period depreciation on realization(b)	9,141	—	—	9,141
Unrealized depreciation(b)	(2,067)	(2,703)	—	(4,770)
New investments, repayments and settlements, net(c)	(48,574)	733	—	(47,841)
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2009	$317,501	$13,532	$—	$331,033

(a)
Included in net realized loss on investments and realized gain on settlement of derivative on the accompanying condensed consolidated statements of operations for the three and nine months ended June 30, 2009.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

(b)
Included in unrealized appreciation (depreciation) on investments on the accompanying condensed consolidated statements of operations for the three and nine months ended June 30, 2009.

(c)
Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, premiums and closing fees as well as decreases in the cost basis of investments resulting from principal repayments or sales.

Non-Control/Non-Affiliate Investments

        At June 30, 2009 and September 30, 2008, the Company held Non-Control/Non-Affiliate investments in the aggregate of approximately $317,501 and $407,153, at fair value, respectively.

Control Investments

        At June 30, 2009 and September 30, 2008, the Company held Control investments in the aggregate of approximately $13,532 and $780, at fair value, respectively. At June 30, 2009, the Control investments were comprised of BERTL, Inc. ("BERTL"), Lindmark Acquisition, LLC ("Lindmark"), LYP Holdings Corp. ("LYP Holdings"), U.S. Healthcare Communications, Inc. ("U.S. Healthcare") and Western Directories, Inc. ("Western Directories").

  •
  BERTL:  The Company originally purchased a past due debt instrument in MCA Communications, LLC, and the Company accepted a deed in lieu of foreclosure in satisfaction of BERTL's obligations under the debt instrument on September 28, 2007. BERTL is a web-based evaluator of digital imaging products.

  •
  Lindmark:  On March 18, 2009, the Company acquired from the previous owner certain assets of Lindmark Outdoor Advertising, LLC, consisting of all tangible and intangible personal property. The Company acquired these assets through a newly formed subsidiary, Lindmark, and intends to continue the business under its control. Lindmark is a billboard advertising company.

  •
  LYP Holdings:  On July 2, 2008, the Company acquired from the previous owner certain assets of LocalTel, Inc., consisting of all tangible and intangible personal property. The Company acquired these assets through a newly formed subsidiary, LYP Holdings, and intends to continue the business under its control. LYP Holdings is a publisher of community yellow page directories.

  •
  U.S. Healthcare:  The Company offered at public sale certain assets of U.S Healthcare Communications, LLC on January 30, 2008, consisting generally of all fixtures of tangible and intangible personal property. The Company acquired these assets in the sale through a newly formed subsidiary, U.S. Healthcare, and intends to continue the business under its control. U.S. Healthcare is a trade magazine operator.

  •
  Western Directories:  On August 27, 2008, the Company acquired from the previous owner certain assets of West Coast Yellow Pages, Inc., consisting of all tangible and intangible personal property. The Company acquired these assets through a newly formed subsidiary, Western

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

    Directories, and intends to continue the business under its control. Western Directories is a publisher of community yellow page directories.

Investment Concentrations

        At June 30, 2009, the Company had aggregate investments in 51 portfolio companies and approximately 64.4% of the aggregate fair value of such investments was senior term debt, approximately 34.8% was senior subordinated term debt, no investments were in junior subordinated debt and approximately 0.8% was in equity securities. The following table outlines the Company's investments by type at June 30, 2009 and September 30, 2008:

	June 30, 2009		September 30, 2008
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$242,373	$213,330	$297,910	$265,297
Senior Subordinated Term Debt	138,277	115,026	157,927	140,676
Preferred Equity Securities	2,029	444	1,584	—
Common Equity Securities	3,449	2,233	3,449	1,960

Total Investments	$386,128	$331,033	$460,870	$407,933

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

        Investments at fair value consisted of the following industry classifications as of June 30, 2009 and September 30, 2008:

	June 30, 2009			September 30, 2008
		Percentage			Percentage
Industry Classification	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Aerospace & Defense	$1,927	0.6%	0.8%	$4,192	1.0%	1.6%
Automobile	4,195	1.3%	1.7%	5,055	1.2%	1.9%
Broadcast (TV & Radio)	45,785	13.8%	18.3%	52,336	12.8%	19.2%
Buildings & Real Estate	12,816	3.9%	5.1%	13,519	3.3%	5.0%
Cargo Transport	5,306	1.6%	2.1%	15,805	3.9%	5.8%
Chemicals, Plastics & Rubber	15,809	4.8%	6.3%	16,375	4.0%	6.0%
Diversified/Conglomerate Manufacturing	1,886	0.6%	0.8%	3,195	0.8%	1.2%
Diversified Natural Resources, Precious Metals & Minerals	13,588	4.1%	5.4%	12,936	3.2%	4.8%
Electronics	27,466	8.3%	11.0%	35,208	8.6%	13.0%
Farming & Agriculture	9,791	3.0%	3.9%	10,031	2.5%	3.7%
Finance	—	—	—	1,812	0.4%	0.7%
Healthcare, Education & Childcare	59,129	17.9%	23.7%	76,642	18.8%	28.2%
Home & Office Furnishings	17,064	5.2%	6.8%	15,379	3.8%	5.7%
Leisure, Amusement, Movies & Entertainment	5,886	1.8%	2.4%	8,097	2.0%	3.0%
Machinery	9,334	2.8%	3.7%	9,834	2.4%	3.6%
Mining, Steel, Iron & Non-Precious Metals	23,646	7.1%	9.5%	25,095	6.2%	9.2%
Personal & Non-durable Consumer Products	8,856	2.7%	3.5%	9,703	2.4%	3.6%
Printing & Publishing	44,736	13.4%	17.9%	60,440	14.8%	22.2%
Retail Stores	23,350	7.0%	9.3%	22,800	5.6%	8.4%
Textiles & Leather	463	0.1%	0.2%	9,479	2.3%	3.5%

Total	$331,033	100.0%		$407,933	100.0%

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

        The investments at fair value were included in the following geographic regions of the United States at June 30, 2009 and September 30, 2008:

	June 30, 2009			September 30, 2008
		Percentage			Percentage
Geographic Region	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Midwest	$179,076	54.1%	71.6%	$206,271	50.6%	69.4%
West	66,673	20.1%	26.7%	85,294	20.9%	29.0%
Southeast	35,828	10.8%	14.3%	49,374	12.1%	20.4%
Mid-Atlantic	29,147	8.8%	11.7%	50,807	12.4%	14.7%
Northeast	13,456	4.1%	5.4%	10,617	2.6%	4.3%
U.S. Territory	6,853	2.1%	2.7%	5,570	1.4%	1.9%

	$331,033	100.0%		$407,933	100.0%

        The geographic region indicates the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayments

        The following table summarizes the contractual principal repayment and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

		Amount
For the remaining three months ending September 30:	2009	$11,465
For the fiscal year ending September 30:	2010	42,873
	2011	94,731
	2012	90,650
	2013	121,808
	2014	11,738
	Thereafter	6,851

	Total Contractual Repayments	$380,116
	Investments in equity securities	5,477
	Unamortized premiums, discounts and investment acquisition costs on debt securities	535

	Total	$386,128

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS

Loans to Employees

        The Company provided loans to employees of the Adviser, who at the time of the loans were joint employees of the Company and either the Adviser or the Company's previous investment adviser, Gladstone Capital Advisers, Inc., for the exercise of options under the Amended and Restated 2001 Equity Incentive Plan, which has since been terminated and is no longer in operation. The loans require the quarterly payment of interest at the market rate in effect at the date of issue, have varying terms not exceeding ten years and have been recorded as a reduction of net assets. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. No new loans were issued during the three and nine months ended June 30, 2009 or June 30, 2008. The Company received $4 and $51 of principal repayments during the nine months ended June 30, 2009 and June 30, 2008, respectively. The Company recognized interest income from all employee stock option loans of $118 and $352 for the three and nine months ended June 30, 2009, respectively, and $118 and $354 for the three and nine months ended June 30, 2008, respectively.

Investment Advisory and Management Agreement

        The Company is externally managed by the Adviser, which is controlled by its chairman and chief executive officer, under a contractual investment advisory agreement. On October 1, 2006, the Company entered into the investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Company pays the Adviser an annual base management fee of 2% of its average gross assets, which is defined as total assets less uninvested cash and cash equivalents resulting from borrowings calculated as of the end of the two most recently completed fiscal quarters. The Advisory Agreement also includes a two-part incentive fee. On July 8, 2009, the Company's Board of Directors approved the renewal of its Advisory Agreement with the Adviser through August 31, 2010.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

        The following tables summarize the management fees, incentive fees and associated credits reflected in the accompanying condensed consolidated statement of operations:

	Three months ended		Nine months ended
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Base management fee	$457	$529	$1,374	$1,664
Credit for fees received by Adviser from the portfolio companies	(2)	(348)	(87)	(1,320)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(51)	(97)	(254)	(299)

Net base management fee	$404	$84	$1,033	$45

Incentive fee	$1,060	$1,340	$3,326	$4,089
Credit from voluntary, irrevocable waiver issued by Adviser's board of directors	(1,060)	(1,340)	(3,326)	(4,089)

Net incentive fee	$—	$—	$—	$—

Credit for fees received by Adviser from the portfolio companies	$(2)	$(348)	$(87)	$(1,380)
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5% per annum	(51)	(97)	(254)	(299)
Incentive fee credit	(1,060)	(1,340)	(3,326)	(4,089)

Credit to base management and incentive fees from Adviser	$(1,113)	$(1,785)	$(3,667)	$(5,708)

        Overall, the base management fee due to the Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. Amounts included in Due to Adviser in the accompanying condensed consolidated statements of assets and liabilities were as follows:

	June 30, 2009	September 30, 2008
Unpaid base management fee to Adviser	$404	$83
Unpaid loan servicing fees to Adviser	296	374

Total Due to Adviser	$700	$457

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

Loan Servicing and Portfolio Company Fees

        The Adviser also services the loans held by Business Loan, in return for which it receives a 1.5% annual fee based on the monthly aggregate outstanding balance of the loans pledged under the Company's line of credit. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement. Effective in April 2006, the Adviser's board of directors voluntarily reduced the annual servicing fee rate on the senior syndicated loans to 0.5% and such reduction remained in effective through the quarter ended June 30, 2009. For the three and nine months ended June 30, 2009 and 2008, these loan servicing fees totaled $1,410 and $4,559, and $1,598 and $4,541, respectively, all of which were deducted against the 2% base management fee in order to derive the base management fee, which is presented as the line item Base management fee in the accompanying condensed consolidated statements of operations.

Administration Agreement

        On October 1, 2006, the Company entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC (the "Administrator"), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Company recorded an administration fee of $218 and $285 for the three months ended June 30, 2009 and 2008, respectively, and $656 and $737, for the nine months ended June 30, 2009 and 2008, respectively. At June 30, 2009 and September 30, 2008, the Company owed $218 and $247, respectively, of unpaid administration fees to the Adviser, which is recorded in the Fee due to Administrator in the accompanying condensed consolidated statements of assets and liabilities. On July 8, 2009, the Company's Board of Directors approved the renewal of its Administration Agreement with the Administrator through August 31, 2010.

NOTE 5. LINE OF CREDIT

        On May 15, 2009, the Company, through its wholly-owned subsidiary, Gladstone Business Loan, LLC, entered into a third amended and restated credit agreement providing for a $127,000 revolving line of credit arranged by Key Equipment Finance Inc. ("KEF") as administrative agent, replacing Deutsche Bank, A.G. as administrative agent (the "KEF Facility"). Branch Banking and Trust Company ("BB&T") also joined the KEF Facility as a committed lender. In connection with entering into the KEF Facility, the Company borrowed $35,881 under the KEF Facility to make a final payment to Deutsche Bank, A.G. in satisfaction of all unpaid principal and interest owed to Deutsche Bank under the prior credit agreement. The KEF Facility may be expanded up to $200,000 through the addition of other committed lenders to the facility. Without the addition of other committed lenders, the KEF Facility provides a total commitment of $127,000 through December 31, 2009, $102,000 from January 1, 2010 to May 11, 2010 and $77,000 thereafter. The KEF Facility matures on May 14, 2010 and, if the facility is not renewed or extended by this date, all principal and interest will be due and payable within one year of the maturity date on May 14, 2011. Between the maturity date and

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 5. LINE OF CREDIT (Continued)

May 14, 2011, the Company's lenders have the right to apply all interest income to amounts outstanding under the KEF Facility. Advances under the KEF Facility will generally bear interest at the 30-day LIBOR or the commercial paper rate (subject to a minimum rate of 2%), plus 4% per annum, with a commitment fee of 0.75% per annum on undrawn amounts. As of June 30, 2009, there was approximately $91,700 of borrowings outstanding under the KEF Facility at an average rate of 6.99%, and the remaining borrowing capacity under the KEF Facility was $35,300. Available borrowings are subject to various constraints imposed under the KEF Facility, based on the aggregate loan balance pledged by Business Loan. Interest is payable monthly during the term of the KEF Facility. After May 14, 2010, if the Facility is not renewed, all principal collections from the Company's loans are required to be used to pay outstanding principal on the KEF Facility.

        The KEF Facility contains covenants that require Business Loan to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also limits payments of distributions. Further, the KEF Facility requires the Company to pay distributions only from estimated net investment income. As a result of that change from its prior credit facility, the Company reduced its distribution from 14 cents per share per month to 7 cents per share per month. See additional discussion in Note 9.

        As of June 30, 2009, Business Loan was in compliance with all of the facility covenants. Additionally, during the three months ended June 30, 2009, the Company elected to apply SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities, specifically for its KEF Facility which requires the Company to apply a fair value methodology to the KEF Facility as of June 30, 2009, which is the period that this liability became eligible under SFAS No. 159. Due to the nature of the KEF Facility being a short-term agreement and the fact that interest is based on a variable interest rate, the Company's KEF Facility was fair valued at its approximate cost basis as of June 30, 2009.

        In conjunction with entering into the KEF Facility, the Company amended a performance guaranty, which remains substantially similar to the form under the previous facility. The loan documents require the Company to maintain a minimum net worth of $200,000 plus 50% of all equity issuances after May 2009, to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act, and to maintain its status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2009, the Company was in compliance with all covenants under the performance guaranty.

        The Company's continued compliance with these covenants, however, depends on many factors, some of which are beyond the Company's control. In particular, depreciation in the valuation of its assets, which valuation is subject to changing market conditions that are presently very volatile, affects the Company's ability to comply with these covenants. Given the continued deterioration in the capital markets, net unrealized depreciation in the Company's portfolio may occur in future periods and threaten the Company's ability to comply with the covenants under the KEF Facility. Accordingly, there are no assurances that the Company will continue to comply with these covenants. Failure to comply

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 5. LINE OF CREDIT (Continued)

with these covenants would result in a default which, if the Company is unable to obtain a waiver from the lenders, could accelerate the Company's repayment obligations under the KEF Facility and thereby have a material adverse impact on its liquidity, financial condition, results of operations and ability to pay distributions.

        The KEF Facility matures on May 14, 2010, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable within one year of maturity. There can be no guarantee that the Company will be able to renew, extend or replace the KEF Facility on terms that are favorable to the Company, or at all. The Company's ability to obtain replacement financing will be constrained by current economic conditions affecting the credit markets, which have significantly deteriorated over the last several months and may decline further. Consequently, any renewal, extension or refinancing of the KEF Facility will likely result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds with regard to its ability to fund investments or maintain distributions. For instance, in connection with the establishment of the Company's KEF Facility in May 2009, the size of the line was reduced from $162,000 under its prior facility to $127,000 under its KEF Facility and Deutsche Bank A.G., who was a committed lender under its prior credit facility elected not to participate in the KEF Facility and withdrew its commitment. If the Company is not able to renew, extend or refinance the KEF Facility, this would likely have a material adverse effect on its liquidity and ability to fund new investments or pay distributions to its stockholders. The Company's inability to pay distributions could result in it failing to qualify as a RIC. Consequently, any income or gains could become taxable at corporate rates. If the Company is unable to secure replacement financing, it may be forced to sell certain assets on disadvantageous terms, which may result in realized losses such as those recently recorded in connection with the syndicated loan sales, which resulted in a realized loss of approximately $10,594 during the quarter ended June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of the Company's most recent balance sheet date, which would have a material adverse effect on its results of operations. In addition to selling assets, or as an alternative, the Company may issue equity in order to repay amounts outstanding under the KEF Facility. Based on the recent trading prices of its stock, such an equity offering may have a substantial dilutive impact on the Company's existing stockholders' interest in the Company's earnings and assets and voting interest in it.

NOTE 6. INTEREST RATE CAP AGREEMENT

        Pursuant to the its previous revolving credit facility (the "DB Facility"), the Company had an interest rate cap agreement, with an initial notional amount of $35,000 at a cost of $304 that effectively limited the interest rate on a portion of the borrowings under the line of credit. The interest rate cap agreement expired in February 2009.

        At September 30, 2008, the interest rate cap agreement had a nominal fair market value, which is recorded in other assets on the Company's condensed consolidated statement of assets and liabilities. The Company recorded changes in the fair market value of the interest rate cap agreement monthly

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 6. INTEREST RATE CAP AGREEMENT (Continued)

based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company's condensed consolidated statement of operations. The agreement provided that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings would be capped at 5% when the LIBOR rate was in excess of 5%. During the three and nine months ended June 30, 2009, the Company recorded $0 and $304 of loss from the interest rate cap agreement, respectively, recorded as a realized loss on the settlement of derivative on the Company's condensed consolidated statements of operations. During the three and nine months ended June 30, 2008, the Company recorded $0 and $6 of income from the interest rate cap agreement, recorded as a realized gain on the settlement of derivative on the Company's condensed consolidated statements of operations.

NOTE 7. COMMON STOCK TRANSACTIONS

        Transactions in common stock were as follows:

	Shares	Total Value
Balance at September 30, 2008	21,087,574	$334,164
Shelf offering costs	—	(3)

Balance at June 30, 2009	21,087,574	$334,161

NOTE 8. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

        The following table sets forth the computation of basic and diluted net increase (decrease) in net assets per common share resulting from operations per share for the three and nine months ended June 30, 2009 and 2008:

	Three months ended June 30,		Nine months ended June 30,
	2009	2008	2009	2008
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per share	$(788)	$2,809	$389	$(7,194)
Denominator for basic and diluted shares	21,087,574	21,087,574	21,087,574	19,237,203

Basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(0.04)	$0.13	$0.02	$(0.37)

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 9. DISTRIBUTIONS

Distributions

        The following table lists the per share distributions paid for the three and nine months ended June 30, 2009 and 2008:

Fiscal Year	Record Date	Payment Date	Distribution per Share
2009	June 22, 2009	June 30, 2009	$0.07
	May 29, 2009	June 11, 2009	$0.07
	April 27, 2009	May 8, 2009	$0.07
	March 23, 2009	March 30, 2009	$0.14
	February 19, 2009	February 27, 2009	$0.14
	January 22, 2009	January 31, 2009	$0.14
	December 22, 2008	December 31, 2008	$0.14
	November 19, 2008	November 28, 2008	$0.14
	October 23, 2008	October 31, 2008	$0.14

		Total	$1.05

2008	June 20, 2008	June 30, 2008	$0.14
	May 21, 2008	May 30, 2008	$0.14
	April 22, 2008	April 30, 2008	$0.14
	March 21, 2008	March 31, 2008	$0.14
	February 21, 2008	February 29, 2008	$0.14
	January 23, 2008	January 31, 2008	$0.14
	December 20, 2007	December 31, 2007	$0.14
	November 21, 2007	November 30, 2007	$0.14
	October 23, 2007	October 31, 2007	$0.14

		Total	$1.26

        Aggregate distributions declared and paid for the nine months ended June 30, 2009 and 2008 were approximately $22,142 and $24,523, respectively. All distributions were declared based on estimates of net investment income for the respective fiscal years, and some of the distributions include a return of capital.

        The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from GAAP. These differences primarily relate to items recognized as income for financial statement purposes and realized gains for tax purposes. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Company may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Company.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 9. DISTRIBUTIONS (Continued)

Section 19(a) Disclosure

        The Company's Board of Directors estimates the source of the distributions at the time of their declaration as required by Section 19(a) of the 1940 Act. On a monthly basis, if required under Section 19(a), the Company posts a Section 19(a) notice through the Depository Trust Company's Legal Notice System ("LENS") and also sends to its registered stockholders a written Section 19(a) notice along with the payment of distributions for any payment which includes a distribution estimated to be paid from any other source other than net investment income. The estimates of the source of the distribution are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes cannot be determined until the books and records of the Company are finalized for the calendar year. Following the calendar year end, after definitive information has been determined by the Company, if the Company has made distributions of taxable income (or return of capital), the Company will deliver a Form 1099-DIV to its stockholders specifying such amount and the tax characterization of such amount. Therefore, these estimates are made solely in order to comply with the requirements of Section 19(a) of the 1940 Act and should not be relied upon for tax reporting or any other purposes and could differ significantly from the actual character of distributions for tax purposes.

        The following GAAP estimates were made by the Board of Directors during the quarter ended June 30, 2009:

Month Ended	Ordinary Income	Return of Capital	Total Distribution
June 30, 2009	$0.073	$(0.003)	$0.070
May 31, 2009	0.090	(0.020)	0.070
April 30, 2009	0.090	(0.020)	0.070

        Because the Board of Directors declares distributions at the beginning of a quarter, it is difficult to estimate how much of the Company's monthly distributions, based on GAAP, will come from ordinary income, capital gains and returns of capital. Subsequent to the quarter ended June 30, 2009, the following corrections were made to the above listed estimates for that quarter:

Month Ended	Ordinary Income	Return of Capital	Total Distribution
June 30, 2009	$0.070	$—	$0.070
May 31, 2009	0.090	(0.020)	0.070
April 30, 2009	0.097	(0.027)	0.070

GLADSTONE CAPITAL CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

JUNE 30, 2009

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND
AS OTHERWISE INDICATFD)

(UNAUDITED)

NOTE 9. DISTRIBUTIONS (Continued)

        For distributions declared subsequent to quarter end, the following estimates, based on GAAP, have been made pursuant to Section 19(a) of the 1940 Act:

Month Ended	Ordinary Income	Return of Capital	Total Distribution
September 30, 2009	$0.086	$(0.016)	$0.070
August 31, 2009	0.087	(0.017)	0.070
July 31, 2009	0.089	(0.019)	0.070

NOTE 10. COMMITMENT AND CONTINGENCIES

        At June 30, 2009, the Company was not party to any signed term sheets for potential investments.

NOTE 11. SUBSEQUENT EVENTS

        The Company evaluated all events that have occurred subsequent to June 30, 2009 through the date of the filing of this Form 10-Q on August 3, 2009.

Distributions

        In July 2009, the Company's Board of Directors declared the following monthly cash distributions:

Record Date	Payment Date	Distribution per Share
September 22, 2009	September 30, 2009	$0.070
August 21, 2009	August 31, 2009	$0.070
July 23, 2009	July 31, 2009	$0.070

Investment Activity

        Subsequent to June 30, 2009, the Company extended approximately $230 of revolver draws and additional investments to existing portfolio companies. The Company also received approximately $8,644 from scheduled and unscheduled loan repayments and syndicated loan sales.

        The Company entered into an agreement to sell the John Henry syndicated loan that was held in its portfolio of investments at June 30, 2009 to an investor in the syndicated loan market. The loan had a cost value of approximately $8,000 and fair value of $6,400. On August 3, 2009, the Company closed the sale of the loan for $6,389 in net proceeds. This loan is included in the Company's condensed consolidated assets as of June 30, 2009 and the loan is valued at the sales price.

Renewal of Advisory Agreement

        On July 8, 2009, the Company's Board of Directors approved the renewal of the Advisory Agreement with the Adviser and its Administration Agreement with the Administrator through August 31, 2010.

 Part C—OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

1.
Financial Statements

        The following financial statements of Gladstone Capital Corporation (the "Company" or the "Registrant") are included in the Registration Statement in "Part A: Information Required in a Prospectus:"

GLADSTONE CAPITAL CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Management on Internal Controls	F-2
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Assets and Liabilities as of September 30, 2008 and September 30, 2007	F-4
Consolidated Schedules of Investments as of September 30, 2008 and September 30, 2007	F-5
Consolidated Statements of Operations for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-16
Consolidated Statements of Changes in Net Assets for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-17
Consolidated Statements of Cash Flows for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-18
Financial Highlights for the years ended September 30, 2008, September 30, 2007 and September 30, 2006	F-19
Notes to Consolidated Financial Statements	F-21
Unaudited Consolidated Financial Statements
Condensed Consolidated Statements of Assets and Liabilities as of June 30, 2009 and September 30, 2008	F-47
Condensed Consolidated Schedules of Investments as of June 30, 2009 and September 30, 2008	F-48
Condensed Consolidated Statements of Operations for the three and nine months ended June 30, 2009 and 2008	F-59
Condensed Consolidated Statements of Changes in Net Assets for the nine months ended June 30, 2009 and 2008	F-60
Condensed Consolidated Statements of Cash Flows for the nine months ended June 30, 2009 and 2008	F-61
Financial Highlights for the three and nine months ended June 30, 2009 and 2008	F-62
Notes to Condensed Consolidated Financial Statements	F-64

2.
Exhibits

Exhibit Number	Description
2.a.1	Articles of Amendment and Restatement of the Articles of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.b.1	By-laws, incorporated by reference to Exhibit b to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.b.2	Amendment to By-laws, incorporated by reference to Exhibit 3.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 (File No. 814-00237), filed February 17, 2004.
2.b.3	Second Amendment to By-laws, incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed July 10, 2007.
2.c	Not applicable.
2.d.1
Form of Direct Registration Transaction Advice for the Registrant's common stock, par value $0.001 per share, incorporated by reference to Exhibit d to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.d.2	Specimen Stock Certificate, incorporated by reference to Exhibit d.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-63700), filed August 23, 2001.
2.d.3	Form of Senior Indenture.
2.d.4	Form of Subordinated Indenture.
2.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 2.e to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.f	Not applicable.
2.g.1
Amended and Restated Investment Advisory and Management Agreement between Gladstone Capital Corporation and Gladstone Management Corporation, dated as of October 1, 2006 incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed October 5, 2006 (renewed on July 8, 2009).
2.h	Not applicable.
2.i
Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporations, dated as of July 11, 2006, incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed July 12, 2006.
2.j
Custodian Agreement between Gladstone Capital Corporation and The Bank of New York, dated as of May 5, 2006, incorporated by reference to Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (File No. 814-00237), filed August 1, 2006.
2.k.1
Promissory Note of David Gladstone in favor of the Company, dated August 23, 2001, incorporated by reference to Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2001, filed October 4, 2001.

Exhibit Number	Description
2.k.2	Promissory Note of Terry Brubaker in favor of the Company, dated August 23, 2001, incorporated by reference to Exhibit 10.5 to the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2001, filed October 4, 2001.
2.k.3	Amended and Restated Promissory Note of Harry Brill in favor of the Company, dated August 27, 2009.
2.k.4
Third Amended and Restated Credit Agreement dated as of May 15, 2009 by and among Gladstone Business Loan, LLC as Borrower, Gladstone Management Corporation as Servicer, the Committed Lenders named therein, the CP Lenders named therein, the Managing Agents named therein, and Key Equipment Finance Inc. as Administrative Agent, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (File No. 814-00237), filed May 19, 2009.
2.k.5
Administration Agreement between Gladstone Capital Corporation and Gladstone Administration, LLC, dated as of October 1, 2006 incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed October 5, 2006 (renewed on July 8, 2009).
2.l	Opinion of Cooley Godward Kronish LLP.
2.m	Not applicable.
2.n.1	Consent of Independent Registered Public Accounting Firm.
2.n.2	Consent of Cooley Godward Kronish LLP (included in Exhibit 2.l).
2.o	Not applicable.
2.p	Subscription Agreement dated May 30, 2001, incorporated by reference to incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-63700), filed June 22, 2001.
2.q	Not applicable.
2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed October 12, 2005.
2.s	Power of Attorney (included on signature page hereto).

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" on page 121 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.    Other Expenses of Issuance and Distribution

Commission registration fee	$16,740
FINRA fee	$30,500
Accounting fees and expenses	$200,000	*
Legal fees and expenses	$200,000	*
Printing and engraving	$200,000	*
Total	$647,240	*

*
These amounts are estimates.

        All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

        Gladstone Business Loan, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant.

        Gladstone Financial Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant.

        BERTL, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant.

        LYP Holdings Corp., a Delaware corporation controlled by the Registrant.

        LocalTel, LLC, a Delaware limited liability company controlled by LYP Holdings Corp., through 40% ownership.

        LYP, LLC, a Delaware limited liability company controlled by LYP Holdings Corp., through 100% ownership.

        Lindmark Acquisition, LLC a Delaware limited liability company controlled by Lindmark Holdings Corp., through 50% ownership.

        Lindmark Holdings Corp., a Delaware corporation controlled by the Registrant.

        Gladstone SBIC GP, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Registrant.

        Gladstone SBIC, LP, a Delaware limited partnership controlled by Gladstone SBIC GP, LLC, its general partner.

        Defiance Integrated Technologies, Inc., a Delaware corporation controlled by the Registrant through 58% ownership.

        1090 Perry Acquisition Corp., a Delaware corporation controlled by Defiance Integrated Technologies, Inc., through 100% ownership.

        JBM Tool & Die, Inc., a Delaware corporation controlled by Defiance Integrated Technologies, Inc., through 100% ownership.

        Pro Shear Corporation, a Delaware corporation controlled by Defiance Integrated Technologies, Inc., through 100% ownership.

        Gladstone Investment Corporation, a Delaware corporation controlled by the Registrant's officers and directors.

        Gladstone Investment Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        Cavert II Holding Corp., a Delaware corporation and wholly owned subsidiary of Gladstone Investment Corporation.

        Cavert Wire Holding, Inc., a Delaware corporation, controlled by Cavert II Holding Corp. through 63% ownership of issued and outstanding voting securities.

        A. Stucki Holding Corp., a Delaware corporation, controlled by Gladstone Investment Corporation through 55% ownership.

        ACME Cryogenics Inc., a Pennsylvania corporation controlled by Gladstone Investment Corporation through 82% ownership.

        CCE Investment Corp., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        Country Club Enterprises, LLC, a Massachusetts limited liability company, controlled by CCE Investment Corp. through 48% ownership.

        Chase II Holding Corp., a Delaware corporation controlled by Gladstone Investment Corporation through 55% ownership of issued and outstanding voting securities.

        ASH Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        Auto Safety House, LLC, a Delaware limited liability company, controlled by ASH Holdings, Corp. through 74% ownership.

        Quench Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        Galaxy Tool Holding Corporation, a Delaware corporation controlled by Gladstone Investment Corporation through 40% ownership.

        Gladstone Business Investment, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Investment Corporation.

        Gladstone Capital Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        U.S. Healthcare Communications, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        USHC Legal Inc., a New Jersey corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        Directories Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Investment Corporation.

        Western Directories, Inc., a Delaware corporation controlled by Directories Holdings, Inc. through 51% ownership.

        Gladstone Commercial Corporation, a Maryland corporation controlled by the Registrant's officers and directors.

        GCLP Business Trust I, a Massachusetts business trust controlled by Gladstone Commercial Corporation.

        Gladstone Commercial Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Commercial Corporation.

        GCLP Business Trust II, a Massachusetts business trust controlled by Gladstone Commercial Partners, LLC.

        Gladstone Commercial Advisers, Inc., a Delaware corporation and wholly-owned subsidiary of Gladstone Commercial Corporation.

        First Park Ten COCO San Antonio GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        First Park Ten COCO San Antonio LP, a Delaware limited partnership controlled by its general partner, First Park Ten COCO San Antonio GP LLC.

        COCO04 Austin TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        COCO04 Austin TX LP, a Delaware limited partnership controlled by its general partner, COCO04 Austin TX GP LLC.

        Pocono PA GCC, LP, a Delaware limited partnership controlled by its general partner, Pocono PA GCC GP LLC.

        Gladstone Commercial Limited Partnership, a Delaware limited partnership controlled by its general partner GCLP Business Trust II.

        GCC Acquisition Holdings LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        SLEE Grand Prairie LP, a Delaware limited partnership controlled by its general partner, GCC Acquisition Holdings, Inc.

        EE 208 South Rogers Lane, Raleigh, NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Gladstone Commercial Lending LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        260 Springside Drive Akron OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Little Arch04 Charlotte NC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Little Arch Charlotte NC LLC, a Delaware limited liability company controlled by its sole member, Little Arch04 Charlotte NC Member LLC.

        CMI04 Canton NC LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        OB Midway NC Gladstone Commercial LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        GCC Granby LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Granby Property Trust, a Delaware statutory trust controlled by its grantor, GCC Granby LLC.

        GCC Dorval LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Dorval Property Trust, a Delaware statutory trust controlled by its grantor, GCC Dorval LLC.

        3094174 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

        3094175 Nova Scotia Company, a Nova Scotia corporation controlled by its sole stockholder, Gladstone Commercial Limited Partnership.

        GCC Norfolk LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        WMI05 Columbus OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        2525 N Woodlawn Vstrm Wichita KS LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Corning Big Flats LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        OB Crenshaw SPE GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        OB Crenshaw GCC LP, a Delaware limited partnership controlled by its general partner, OB Crenshaw SPE GP LLC.

        HMBF05 Newburyport MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        YorkTC05 Eatontown NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        STI05 Franklin NJ LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        AFL05 Duncan SC Member LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        AFL05 Duncan SC LLC, a Delaware limited liability company controlled by its sole member, AFL05 Duncan SC Member LLC.

        MSI05-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        WMI05 Hazelwood MO LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        CI05 Clintonville WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        PZ05 Maple Heights OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        YCC06 South Hadley MA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        NW05 Richmond VA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        SVMMC05 Toledo OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        ACI06 Champaign IL LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        UC06 Roseville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        TCI06 Burnsville MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        RC06 Menomonee Falls WI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        SJMH06 Baytown TX GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        SJMH06 Baytown TX LP, a Delaware limited partnership controlled by its general partner, SJMH06 Baytown TX GP LLC.

        NJT06 Sterling Heights MI LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        CMS06-3 LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        MPI06 Mason OH LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        GCC Chicago Holdings, LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        AC07 Lawrenceville GA LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        EE07 Raleigh NC GP LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        EE07 Raleigh NC, L.P., a Delaware limited partnership, controlled by its general partner, EE07 Raleigh NC GP LLC.

        WPI07 Tulsa OK LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        APML07 Hialeah FL LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        EI07 Tewksbury MA LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        GBI07 Syracuse NY LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        CDLCI07 Mason OH LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        FTCH107 Grand Rapids MI LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        DBP107 Bolingbrook IL LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        Pocono PA GCC GP LLC, a Delaware limited liability company, controlled by its manager, Gladstone Commercial Limited Partnership.

        RCOG07 Georgia LLC, a Delaware limited liability company, controlled by its manager Gladstone Commercial Limited Partnership.

        C08 Fridley MN LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        SRFF08 Reading PA GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        SRFF08 Reading PA, L.P., a Delaware limited partnership controlled by its general partner, SRFF08 Reading PA GP LLC.

        OS08 Winchester VA LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        RB08 Concord OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        RPT08 Pineville NC GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        RPT08 Pineville NC L.P., a Delaware limited partnership controlled by its general partner, RPT08 Pineville NC GP LLC.

        FMCT08 Chalfont PA GP LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        FMCT08 Chalfont PA, L.P., a Delaware limited partnership controlled by its general partner, FMCT08 Chalfont PA GP LLC.

        D08 Marietta OH LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        ELF08 Florida LLC, a Delaware limited liability company controlled by its manager, Gladstone Commercial Limited Partnership.

        Gladstone Land Corporation, a Delaware corporation controlled by David Gladstone through indirect 100% stock ownership.

        Gladstone Land Partners, LLC, a Delaware limited liability company controlled by its manager, Gladstone Land Corporation.

        SC Land, Inc., a California corporation and wholly-owned subsidiary of Gladstone Land Limited Partnership.

        Gladstone Land Limited Partnership, a Delaware limited partnership controlled by its general partner, Gladstone Land Partners, LLC.

        San Andreas Road Watsonville LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

        West Gonzales Road Oxnard LLC, a California limited liability company controlled by its manager, Gladstone Land Limited Partnership.

        Gladstone Management Corporation, a Delaware corporation controlled by David Gladstone through 100% indirect stock ownership.

        Gladstone Administration, LLC, a Delaware limited liability company and wholly-owned subsidiary of Gladstone Management Corporation.

        Gladstone General Partner, LLC, a Delaware limited liability company controlled by its manager, Gladstone Management Corporation.

        Gladstone Participation Fund LLC, a Delaware limited liability company controlled by Gladstone General Partner, LLC.

        Gladstone Partners Fund, LP, a Delaware limited partnership controlled by its general partner, Gladstone Management Corporation.

Item 29.    Number of Holders of Securities

        The following table sets forth the approximate number of record holders of our common stock at October 16, 2009.

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	81

Item 30.    Indemnification

        Subject to the Investment Company Act of 1940, as amended (the "1940 Act") or any valid rule, regulation or order of the Securities and Exchange Commission ("SEC") thereunder, our articles of incorporation and bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise to the maximum extent permitted by Section 2-418 of the Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"). The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition to any indemnification to which our directors and officers are entitled pursuant to our articles of incorporation and bylaws and Maryland Law, our articles of incorporation and bylaws permit us to indemnify our other employees and agents to the fullest extent permitted by Maryland Law, whether such employees or agents are serving us or, at our request, any other entity.

        In addition, the investment advisory and management agreement between us and our investment adviser, Gladstone Management Corporation (the "Adviser"), as well as the administration agreement between us and our administrator Gladstone Administration, LLC (the "Administrator"), each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser or our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the investment advisory and management agreement or otherwise as our investment adviser, or the rendering of our Administrator's services under the administration agreement, as applicable.

Item 31.    Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "Management." Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC, and is incorporated herein by reference.

Item 32.    Location of Accounts and Records

        All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

  (2)
  the Transfer Agent, BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310;

  (3)
  the Adviser, Gladstone Management Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102;

  (4)
  the Custodian, The Bank of New York Mellon Corp., 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217; and

  (5)
  the Collateral Custodian, The Bank of New York Mellon Corp., 2 Hanson Place, Sixth Floor, Brooklyn, NY 11217.

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

1.
We hereby undertake to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement.

2.
We hereby undertake:

(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b)
  that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

  (c)
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

  (d)
  that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

  (e)
  that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (i)
  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

  (ii)
  the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  (iii)
  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  (f)
  To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of the Registrant are trading below its net asset value and either (i) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant's ability to continue as a going concern or (ii) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

3.
We hereby undertake that:

(a)
for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the

    Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

  (b)
  for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean and Commonwealth of Virginia, on the 20th day of October 2009.

GLADSTONE CAPITAL CORPORATION
By:	/s/ DAVID GLADSTONE David Gladstone Chairman of the Board and Chief Executive Officer

        KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Terry L. Brubaker and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on October 20, 2009:

By:	/s/ DAVID GLADSTONE David Gladstone Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)
By:	/s/ GRESFORD GRAY Gresford Gray Chief Financial Officer (principal financial and accounting officer)
By:	/s/ TERRY L. BRUBAKER Terry L. Brubaker Vice Chairman, Chief Operating Officer, Secretary and Director

By:	/s/ GEORGE STELLJES III George Stelljes III President, Chief Investment Officer and Director
By:	/s/ DAVID A. R. DULLUM David A. R. Dullum Director
By:	/s/ ANTHONY W. PARKER Anthony W. Parker Director
By:	/s/ MICHELA A. ENGLISH Michela A. English Director
By:	/s/ PAUL W. ADELGREN Paul W. Adelgren Director
By:	/s/ MAURICE W. COULON Maurice W. Coulon Director
By:	/s/ JOHN H. OUTLAND John H. Outland Director
By:	/s/ GERARD MEAD Gerard Mead Director

Exhibit List

Exhibit Number	Description
2.a.1	Articles of Amendment and Restatement of the Articles of Incorporation, incorporated by reference to Exhibit a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.b.1	By-laws, incorporated by reference to Exhibit b to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.b.2	Amendment to By-laws, incorporated by reference to Exhibit 3.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 (File No. 814-00237), filed February 17, 2004.
2.b.3	Second Amendment to By-laws, incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed July 10, 2007.
2.c	Not applicable.
2.d.1
Form of Direct Registration Transaction Advice for the Registrant's common stock, par value $0.001 per share, incorporated by reference to Exhibit d to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.d.2	Specimen Stock Certificate, incorporated by reference to Exhibit d.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-63700), filed August 23, 2001.
2.d.3	Form of Senior Indenture.
2.d.4	Form of Subordinated Indenture.
2.e	Dividend Reinvestment Plan, incorporated by reference to Exhibit 2.e to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.
2.f	Not applicable.
2.g.1
Amended and Restated Investment Advisory and Management Agreement between Gladstone Capital Corporation and Gladstone Management Corporation, dated as of October 1, 2006 incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed October 5, 2006 (renewed on July 8, 2009).
2.h	Not applicable.
2.i
Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporations, dated as of July 11, 2006, incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed July 12, 2006.
2.j
Custodian Agreement between Gladstone Capital Corporation and The Bank of New York, dated as of May 5, 2006, incorporated by reference to Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (File No. 814-00237), filed August 1, 2006.
2.k.1
Promissory Note of David Gladstone in favor of the Company, dated August 23, 2001, incorporated by reference to Exhibit 10.4 to the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2001, filed October 4, 2001.

Exhibit Number	Description
2.k.2	Promissory Note of Terry Brubaker in favor of the Company, dated August 23, 2001, incorporated by reference to Exhibit 10.5 to the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2001, filed October 4, 2001.
2.k.3	Promissory Note of Harry Brill in favor of the Company, dated August 27, 2009.
2.k.4
Third Amended and Restated Credit Agreement dated as of May 15, 2009 by and among Gladstone Business Loan, LLC as Borrower, Gladstone Management Corporation as Servicer, the Committed Lenders named therein, the CP Lenders named therein, the Managing Agents named therein, and Key Equipment Finance Inc. as Administrative Agent, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (File No. 814-00237), filed May 19, 2009.
2.k.5
Administration Agreement between Gladstone Capital Corporation and Gladstone Administration, LLC, dated as of October 1, 2006 incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed October 5, 2006 (renewed on July 8, 2009).
2.l	Opinion of Cooley Godward Kronish LLP.
2.m	Not applicable.
2.n.1	Consent of Independent Registered Public Accounting Firm.
2.n.2	Consent of Cooley Godward Kronish LLP (included in Exhibit 2.l).
2.o	Not applicable.
2.p	Subscription Agreement dated May 30, 2001, incorporated by reference to incorporated by reference to Exhibit p to the Registration Statement on Form N-2 (File No. 333-63700), filed June 22, 2001.
2.q	Not applicable.
2.r	Code of Ethics and Business Conduct, incorporated by reference to Exhibit 14.1 to the Registrant's Current Report on Form 8-K (File No. 814-00237), filed October 12, 2005.
2.s	Power of Attorney (included on signature page hereto).

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
GLADSTONE CAPITAL CORPORATION
THE OFFERING
FEES AND EXPENSES
ADDITIONAL INFORMATION
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
SHARE PRICE DATA
CONSOLIDATED SELECTED FINANCIAL DATA
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (dollar amounts in thousands, except per share data or unless otherwise indicated)
Three months ended June 30, 2009
Three months ended June 30, 2008
Nine months ended June 30, 2009
Nine months ended June 30, 2008
SALES OF COMMON STOCK BELOW NET ASSET VALUE
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION AS A BUSINESS DEVELOPMENT COMPANY
DESCRIPTION OF OUR SECURITIES
CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR ARTICLES OF INCORPORATION AND BYLAWS
SHARE REPURCHASES
PLAN OF DISTRIBUTION
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
EXPERTS
GLADSTONE CAPITAL CORPORATION INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
Report of Management on Internal Controls
Report of Independent Registered Public Accounting Firm
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
GLADSTONE CAPITAL CORPORATION CONSOLIDATED SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2008 (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE CAPITAL CORPORATION CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2007 (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE CAPITAL CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE CAPITAL CORPORATION FINANCIAL HIGHLIGHTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA)
GLADSTONE CAPITAL CORPORATION NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2008 (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)
GLADSTONE CAPITAL CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)
GLADSTONE CAPITAL CORPORATION CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2009 (DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)
GLADSTONE CAPITAL CORPORATION CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (DOLLAR AMOUNTS IN THOUSANDS)
GLADSTONE CAPITAL CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)
GLADSTONE CAPITAL CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)
GLADSTONE CAPITAL CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (DOLLAR AMOUNTS IN THOUSANDS) (UNAUDITED)
GLADSTONE CAPITAL CORPORATION FINANCIAL HIGHLIGHTS (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AND PER UNIT DATA) (UNAUDITED)
GLADSTONE CAPITAL CORPORATION NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS JUNE 30, 2009 (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATFD) (UNAUDITED)
Part C—OTHER INFORMATION
  Item 25. Financial Statements and Exhibits
GLADSTONE CAPITAL CORPORATION INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
  Item 26. Marketing Arrangements
  Item 27. Other Expenses of Issuance and Distribution
  Item 28. Persons Controlled by or Under Common Control
  Item 29. Number of Holders of Securities
  Item 30. Indemnification
  Item 31. Business and Other Connections of Investment Adviser
  Item 32. Location of Accounts and Records
  Item 33. Management Services
  Item 34. Undertakings
SIGNATURES